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Exhibit 6

Enhance TimeWarner

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THIS WEBSITE IS FOR GENERAL INFORMATIONAL PURPOSES ONLY. THE INFORMATION CONTAINED HEREIN DOES NOT HAVE REGARD TO THE SPECIFIC INVESTMENT OBJECTIVE, FINANCIAL SITUATION, SUITABILITY, OR THE PARTICULAR NEED OF ANY SPECIFIC PERSON WHO MAY VIEW THIS WEBSITE. THE VIEWS EXPRESSED HEREIN REPRESENT THE OPINIONS OF THE ICAHN GROUP, AND ARE BASED ON PUBLICLY AVAILABLE INFORMATION WITH RESPECT TO TIME WARNER INC. (THE "ISSUER"). CERTAIN FINANCIAL DATA HAS BEEN DERIVED FROM FILINGS MADE WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") BY THE ISSUER AND CERTAIN COMPARABLE COMPANIES. INFORMATION INDICATED HEREIN AS HAVING BEEN OBTAINED FROM THIRD PARTIES IS USED WITHOUT ANY EXPRESS CONSENT OF SUCH THIRD PARTIES AND SHOULD NOT BE VIEWED AS INDICATING THE SUPPORT OF SUCH PERSONS FOR THE VIEWS EXPRESSED HEREIN. NO WARRANTY IS MADE THAT SUCH SEC FILING DATA OR THIRD PARTY DATA IS ACCURATE. THE ICAHN GROUP SHALL NOT BE HELD LIABLE FOR ANY MISINFORMATION CONTAINED IN ANY SEC FILING OR THIRD PARTY REPORT. THERE IS NO GUARANTEE THAT ANY TARGET PRICES FOR SECURITIES OF THE ISSUER MENTIONED HEREIN WILL BE MET OR THAT PREDICTED BUSINESS RESULTS FOR THE ISSUER WILL BE MET. THIS WEBSITE DOES NOT RECOMMEND THE PURCHASE OR SALE OF ANY SECURITY. UNDER NO CIRCUMSTANCES IS THIS WEBSITE TO BE USED OR CONSIDERED AS AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITY. ONE OR MORE MEMBERS OF THE ICAHN GROUP MAY FROM TIME TO TIME SELL ALL OR A PORTION OF THEIR SHARES IN OPEN MARKET TRANSACTIONS OR OTHERWISE (INCLUDING VIA SHORT SALES), BUY ADDITIONAL SHARES (IN OPEN MARKET OR PRIVATELY NEGOTIATED TRANSACTIONS, BY TENDER OFFER, OR OTHERWISE), OR TRADE IN OPTIONS, PUTS, CALLS OR OTHER DERIVATIVE INSTRUMENTS RELATING TO SUCH SHARES. THE MEMBERS OF THE ICAHN GROUP ALSO RESERVE THE RIGHT TO TAKE SUCH ACTIONS WITH RESPECT TO THEIR INVESTMENTS IN THE ISSUER AS THEY MAY DEEM APPROPRIATE, INCLUDING, BUT NOT LIMITED TO, COMMUNICATING WITH THE ISSUER AND OTHER INVESTORS, CONDUCTING A PROXY SOLICITATION, OR OTHER ACTIONS. MEMBERS OF THE ICAHN GROUP RESERVE THE RIGHT TO CHANGE THEIR OPINIONS REGARDING THE ISSUER AT ANY POINT IN TIME AS THEY DEEM NECESSARY.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, AMERICAN REAL ESTATE PARTNERS, L.P., FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC, FRANK J. BIONDI, JR. AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN

THE MOST RECENT SCHEDULE 14A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY ICAHN PARTNERS LP.

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Enhance TimeWarner

Yes, I Accept This Disclaimer
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THIS WEBSITE IS FOR GENERAL INFORMATIONAL PURPOSES ONLY. THE INFORMATION CONTAINED HEREIN DOES NOT HAVE REGARD TO THE SPECIFIC INVESTMENT OBJECTIVE, FINANCIAL SITUATION, SUITABILITY, OR THE PARTICULAR NEED OF ANY SPECIFIC PERSON WHO MAY VIEW THIS WEBSITE. THE VIEWS EXPRESSED HEREIN REPRESENT THE OPINIONS OF THE ICAHN GROUP, AND ARE BASED ON PUBLICLY AVAILABLE INFORMATION WITH RESPECT TO TIME WARNER INC. (THE "ISSUER"). CERTAIN FINANCIAL DATA HAS BEEN DERIVED FROM FILINGS MADE WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") BY THE ISSUER AND CERTAIN COMPARABLE COMPANIES. INFORMATION INDICATED HEREIN AS HAVING BEEN OBTAINED FROM THIRD PARTIES IS USED WITHOUT ANY EXPRESS CONSENT OF SUCH THIRD PARTIES AND SHOULD NOT BE VIEWED AS INDICATING THE SUPPORT OF SUCH PERSONS FOR THE VIEWS EXPRESSED HEREIN. NO WARRANTY IS MADE THAT SUCH SEC FILING DATA OR THIRD PARTY DATA IS ACCURATE. THE ICAHN GROUP SHALL NOT BE HELD LIABLE FOR ANY MISINFORMATION CONTAINED IN ANY SEC FILING OR THIRD PARTY REPORT. THERE IS NO GUARANTEE THAT ANY TARGET PRICES FOR SECURITIES OF THE ISSUER MENTIONED HEREIN WILL BE MET OR THAT PREDICTED BUSINESS RESULTS FOR THE ISSUER WILL BE MET. THIS WEBSITE DOES NOT RECOMMEND THE PURCHASE OR SALE OF ANY SECURITY. UNDER NO CIRCUMSTANCES IS THIS WEBSITE TO BE USED OR CONSIDERED AS AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITY. ONE OR MORE MEMBERS OF THE ICAHN GROUP MAY FROM TIME TO TIME SELL ALL OR A PORTION OF THEIR SHARES IN OPEN MARKET TRANSACTIONS OR OTHERWISE (INCLUDING VIA SHORT SALES), BUY ADDITIONAL SHARES (IN OPEN MARKET OR PRIVATELY NEGOTIATED TRANSACTIONS, BY TENDER OFFER, OR OTHERWISE), OR TRADE IN OPTIONS, PUTS, CALLS OR OTHER DERIVATIVE INSTRUMENTS RELATING TO SUCH SHARES. THE MEMBERS OF THE ICAHN GROUP ALSO RESERVE THE RIGHT TO TAKE SUCH ACTIONS WITH RESPECT TO THEIR INVESTMENTS IN THE ISSUER AS THEY MAY DEEM APPROPRIATE, INCLUDING, BUT NOT LIMITED TO, COMMUNICATING WITH THE ISSUER AND OTHER INVESTORS, CONDUCTING A PROXY SOLICITATION, OR OTHER ACTIONS. MEMBERS OF THE ICAHN GROUP RESERVE THE RIGHT TO CHANGE THEIR OPINIONS REGARDING THE ISSUER AT ANY POINT IN TIME AS THEY DEEM NECESSARY.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, AMERICAN REAL ESTATE PARTNERS, L.P., FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC, FRANK J. BIONDI, JR. AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN

THE MOST RECENT SCHEDULE 14A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY ICAHN PARTNERS LP.

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Latest Developments

Lazard Presentation on Time Warner

Lazard Chairman & CEO Bruce Wasserstein will present and discuss Lazard's comprehensive analysis of Time Warner Inc. on Tuesday, February 7, 2006, at 3:30 pm EST. Joining Mr. Wasserstein will be Frank Biondi and Carl Icahn.

The event will be accessible via live Web cast: click here for webcast.

The event may also be accessed by calling: 1-800-289-0726 (US toll free) or 913-981-5545 (international), User Passcode 9203764 (required).

Icahn Affiliate Retained By Istithmar Media Investments To Advise On Time Warner Investment

New York, February 6, 2006—Carl Icahn announced today that Istithmar Media Investments Ltd. ("IMI") has retained Icahn Institutional Services LLC ("IIS"), an entity wholly owned by Mr. Icahn, to serve as the investment advisor to IMI with respect to IMI's economic exposure to shares of Time Warner Inc. ("TWX") common stock that IMI has announced that it intends to acquire pursuant to certain financial arrangements into which IMI intends to enter. (more . . .)

FORM DFAN14A—Filed 02/06/2006 B

On February 6, 2006, Icahn Management LP sent out an email regarding the presentation of the report on Time Warner Inc. that was prepared by Lazard and delivered to the Icahn Group.

Download (PDF): SEC Filing 02/06/2006 B

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To view this webcast presentation, you will need a multimedia computer (configured with sound card and speakers), a properly configured web browser, Internet connection, and free media player software. For additional instructions, click here.	Enhance Time Warner February 7, 2006 at 03:30 PM (ET)
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Enhance Time Warner February 7, 2006 at 03:30 PM (ET)

To view the presentation, you will need a multimedia computer (configured with sound card and speakers), a properly configured web browser, Internet connection, and free media player software. For additional instructions, click here.

Please click here to test whether your computer system is configured properly to view this webcast presentation.
Bruce Wasserstein,
Chairman and Chief Executive Officer of Lazard

 Carl Icahn,
Chief Executive Officer of Icahn Management

 Frank Biondi,
Senior Managing Director of WaterView Advisors

 LAUNCH PRESENTATION
[Ctrl-Click above link if you have a pop-up blocker]
This Webcast will expire in 100 days

IMPORTANT DISCLOSURES

Copyright © 2006 Enhance Time Warner. All rights reserved.

IMPORTANT DISCLOSURES

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, AMERICAN REAL ESTATE PARTNERS, L.P., FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC, FRANK J. BIONDI, JR. AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE MOST RECENT SCHEDULE 14A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY ICAHN PARTNERS LP.

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About Us

The participants in the solicitation of proxies (the "Participants") include the following: Icahn Partners LP, Icahn Partners Master Fund LP, American Real Estate Partners, L.P., Franklin Mutual Advisers, LLC, JANA Partners LLC, JANA Master Fund, Ltd., S.A.C. Capital Advisors, LLC, S.A.C. Capital Associates, LLC., and Frank J. Biondi, Sr.

Icahn Partners, Icahn Partners Master Fund and American Real Estate Partners (collectively, the "Icahn Parties") are entities controlled by Carl C. Icahn. Carl C. Icahn is a principal of each of the Icahn Parties.

Franklin Mutual Advisers, LLC is an investment adviser to a number of investment companies which beneficially own common stock of Time Warner.

JANA Partners and JANA Master are entities controlled by Barry Rosenstein and Gary Claar.

SAC Advisors is controlled by Steven A. Cohen.

        Together, the Icahn Parties, Franklin, the JANA Parties, the SAC Parties, Mr. Biondi and certain of their respective affiliates beneficially own 150,065,767 shares (including shares underlying call options) of Common Stock of Time Warner, representing approximately 3.28% of outstanding shares of Common Stock as of February 6, 2006.

        The Icahn Parties, Franklin, the JANA Parties, the SAC Parties, Mr. Biondi and certain of their respective affiliates may each be deemed to be a member of a "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended). However, nothing on this Site shall be deemed to be an admission by any of (i) the Icahn Parties that they are the beneficial owners of shares of Common Stock beneficially owned by Franklin, the JANA Parties, the SAC Parties or Frank Biondi, (ii) Franklin that they are the beneficial owners of shares of Common Stock beneficially owned by the Icahn Parties, the JANA Parties, the SAC Parties or Frank Biondi, (iii) the JANA Parties that they are the beneficial owners of shares of Common Stock beneficially owned by the Icahn Parties, Franklin, the SAC Parties or Frank Biondi, (iv) the SAC Parties that they are the beneficial owners of shares of Common Stock beneficially owned by the Icahn Parties, Franklin, the JANA Parties or Frank Biondi, or (v) Frank Biondi that he is the beneficial owner of shares of Common Stock beneficially owned by the Icahn Parties, Franklin, the JANA Parties or the SAC Parties.

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The Icahn Parties

Icahn Partners LP ("Icahn Partners") is a Delaware limited partnership principally engaged in the business of investing in securities. Icahn Onshore LP ("Icahn Onshore") is a Delaware limited partnership primarily engaged in the business of acting as the general partner of Icahn Partners. CCI Onshore Corp. ("CCI Onshore") is a Delaware corporation primarily engaged in the business of acting as the general partner of Icahn Onshore. CCI Onshore is wholly owned by Mr. Icahn.Icahn Partners Master Fund LP ("Icahn Master") is a Cayman Islands exempted limited partnership principally engaged in the business of investing in securities. Icahn Offshore LP ("Icahn Offshore") is a Delaware limited partnership primarily engaged in the business of acting as the general partner of Icahn Master. CCI Offshore Corp. ("CCI Offshore") is a Delaware corporation primarily engaged in the business of acting as the general partner of Icahn Offshore. CCI Offshore is wholly owned by Mr. Icahn.

American Real Estate Partners LP ("AREP") is a publicly-traded Delaware master limited partnership engaged in a variety of businesses, including rental real estate, real estate development, hotel and resort operations, hotel and casino operations, oil and gas exploration and production, home fashions and investments in equity and debt securities. American Property Investors, Inc. ("API") is a Delaware corporation primarily engaged in the business of acting as the general partner of AREP. Beckton Corp. ("Beckton") is a Delaware corporation primarily engaged in the business of holding the stock of API. Beckton is wholly owned by Mr. Icahn.

Carl C. Icahn is a principal of the Icahn Parties. Through his ownership of CCI Onshore, CCI Offshore and Beckton, Mr. Icahn indirectly controls the Icahn Parties. Vincent J. Intrieri, Nick Graziano and Keith A. Meister are employees and/or officers or directors of one or more of the Icahn Parties and various other entities controlled by Mr. Icahn.

Mr. Icahn, through his control of the Icahn Parties, is the indirect beneficial owner of 61,938,842 shares (including shares underlying call options) of common stock ("Common Stock") of Time Warner, which represents approximately 1.35% of outstanding shares of Common Stock as of February 6, 2006.

Icahn Master is the direct beneficial owner of 28,314,472 shares (including shares underlying call options) of the Common Stock, Icahn Partners is the direct beneficial owner of 21,321,580 shares (including shares underlying call options) of the Common Stock and AREP is the direct beneficial owner of 12,302,790 shares of the Common Stock. Icahn Offshore, as the general partner of Icahn

Master, and CCI Offshore, as the general partner of Icahn Offshore, may each be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Master. Icahn Onshore, as the general partner of Icahn Partners, and CCI Onshore, as the general partner of Icahn Onshore, may each be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Partners. API, as the general partner of AREP, and Beckton, as the sole stockholder of API, may each be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by AREP. Carl C. Icahn, as the sole stockholder of each of CCI Offshore, CCI Onshore and Beckton, may be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Master, Icahn Partners and AREP.

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The Franklin Parties

Franklin Mutual Advisors, LLC, ("FMA") is a Delaware limited liability company registered as an investment advisor with the U.S. Securities and Exchange Commission. Pursuant to advisory contracts with each of its investment company clients, FMA has sole investment and voting discretion over the shares of the Common Stock of Time Warner beneficially owned by its advisory funds. FMA is a subsidiary of Franklin Resources, Inc., a publicly-listed global investment organization operating as Franklin Templeton Investments.Michael Embler is Chief Investment Officer and Senior Vice President of FMA. Mandana Hormozi is a research analyst for FMA. Peter Langerman is president and CEO of FMA and chairman of Franklin Mutual Series Funds Inc., whose funds comprise the majority of assets managed by FMA.

FMA, through its control of the shares owned by its advisory funds, may be deemed to be the beneficial owner of 29,098,525 shares (including shares underlying call options) of Time Warner, which represents approximately 0.64% of outstanding shares of Common Stock as of February 6, 2006.

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The JANA Parties

JANA Partners LLC ("JANA Partners") is a Delaware limited liability company principally engaged in the business of making investments. JANA Master Fund, Ltd. ("JANA Master") is a Cayman Islands exempted company principally engaged in the business of making investments. JANA Partners serves as the investment manager to JANA Master and a separate managed account. Barry Rosenstein is the founder and managing partner of JANA Partners.JANA Master is the direct beneficial owner of 28,450,012 shares (including shares underlying call options) of Common Stock, which represents approximately 0.62% of outstanding shares of Common Stock as of February 6, 2006. In addition, a separate account managed by JANA Partners is the direct beneficial owner of 1,553,188 shares (including shares underlying call options) of Common Stock, which represents approximately 0.034% of outstanding shares of Common Stock as of February 6, 2006. As the investment manager of JANA Master and the managed account, JANA Partners may be deemed to be an indirect beneficial owner of the 30,003,200 shares of Common Stock directly beneficially owned by JANA Master and the managed account. As the managing partner of JANA Partners, Mr. Rosenstein may be deemed to be an indirect beneficial owner of such shares.

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The SAC Parties

S.A.C. Capital Advisors LLC ("SAC Advisors" is a Delaware limited liability company principally engaged in the business of serving as investment manager to private investment funds, including S.A.C. Capital Associates, LLC ("SAC Associates"). SAC Associates is a private investment fund that is an Anguillan limited liability company. Steven A. Cohen is a principal of SAC Advisors. David L. Older is an employee of CR Intrinsic Investors, LLC, an affiliate of SAC Advisors, and Drew E. Gillanders is an employee of SAC Advisors.SAC Associates is the direct beneficial owner of 29,000,000 shares of Common Stock, which represents approximately 0.63% of outstanding shares of Common Stock as of February 6, 2006. SAC Advisors, as investment manager to SAC Associates, may be deemed to be the indirect beneficial owner of such shares. Mr. Cohen, through his control of SAC Advisors, may also be deemed to be an indirect beneficial owner of such shares.

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Frank J. Biondi, Jr.

Frank J. Biondi, Jr. is currently Senior Managing Director of WaterView Advisors LLC. Mr. Biondi previously was Chairman and Chief Executive Officer of Universal Studios, Inc. From 1987 to 1996, he served as President and Chief Executive Officer of Viacom, Inc. He now serves as a director of Amgen, Inc., Cablevision Systems Corp., Harrah's Entertainment, Inc., Hasbro, Inc., Seagate Technology, and The Bank of New York Company, Inc. Prior to joining Viacom, Mr. Biondi was Chairman and CEO of Coca-Cola Television. In addition, he was Executive Vice President of Coca-Cola's then entertainment sector and its predecessor company, Columbia Pictures. Prior to that, he served as CEO of Home Box Office. Mr. Biondi is the beneficial owner of 25,200 shares (including shares held in an estate-planning trust) of Common Stock, which represents approximately 0.0006% of outstanding shares of Common Stock as of February 6, 2006.

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Lazard Report

Introduction to the report

Lazard was engaged by the Icahn Group to conduct a financial review of Time Warner's businesses and suggest alternatives to maximize value for all Time Warner shareholders.

Click Here to Download the Report

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List of downloadable reports

The Lazard Report PDF (2MB)—371 pages

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Objectives

To enhance the strategic position and prospects of Time Warner's businesses and maximize value for all shareholders of Time Warner.

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Directors

No directors have been nominated yet. Please refer back to the website at a later time when updates will be available.

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FAQ

Q)   Who is the Icahn Group?

See About Us

Q)
What are the objectives of the Icahn Group?

To enhance the strategic position and prospects of Time Warner's businesses and maximize value for all shareholders of Time Warner.

Q)
How many shares of Time Warner does the Icahn Group own?

Together, the Icahn Parties, Franklin, the JANA Parties, the SAC Parties, Mr. Biondi and certain of their respective affiliates beneficially own 150,065,767 shares (including shares underlying call options) of Common Stock of Time Warner, representing approximately 3.28% of outstanding shares of Common Stock as of February 6, 2006.

The Icahn Parties, Franklin, the JANA Parties, the SAC Parties, Mr. Biondi and certain of their respective affiliates may each be deemed to be a member of a "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended). However, nothing on this Site shall be deemed to be an admission by any of (i) the Icahn Parties that they are the beneficial owners of shares of Common Stock beneficially owned by Franklin, the JANA Parties, the SAC Parties or Frank Biondi, (ii) Franklin that they are the beneficial owners of shares of Common Stock beneficially owned by the Icahn Parties, the JANA Parties, the SAC Parties or Frank Biondi, (iii) the JANA Parties that they are the beneficial owners of shares of Common Stock beneficially owned by the Icahn Parties, Franklin, the SAC Parties or Frank Biondi, (iv) the SAC Parties that they are the beneficial owners of shares of Common Stock beneficially owned by the Icahn Parties, Franklin, the JANA Parties or Frank Biondi, or (v) Frank Biondi that he is the beneficial owner of shares of Common Stock beneficially owned by the Icahn Parties, Franklin, the JANA Parties or the SAC Parties.

Mr. Icahn, through his control of the Icahn Parties, is the indirect beneficial owner of 61,938,842 shares (including shares underlying call options) of common stock of Time Warner as of February 6, 2006. FMA, through its control of the shares owned by its advisory funds, may be deemed to be the beneficial owner of 29,098,525 shares (including shares underlying call options) of Time Warner as of February 6, 2006. As the investment manager of JANA Master and the managed account, JANA Partners may be deemed to be an indirect beneficial owner of the 30,003,200 shares of Common Stock directly beneficially owned by JANA Master and the managed account as of February 6, 2006. SAC Associates is the beneficial owner of 29,000,000 shares of Common Stock of Time Warner as of February 6, 2006. Mr. Biondi is the beneficial owner of 25,200 shares (including shares held in an estate-planning trust) of Common Stock of Time Warner as of February 6, 2006.

Q)
What is Lazard's role?

Lazard was engaged by the Icahn Group to conduct a financial review of Time Warner's businesses and suggest alternatives to maximize value for all Time Warner shareholders. Lazard was asked to render independent recommendations and took the same approach that it would have taken had the Time Warner Board itself asked Lazard to conduct a financial review of its businesses and develop a set of recommendations to enhance Time Warner's strategic position and prospects and maximize value for its shareholders.

Lazard also is providing advice to the Icahn Group on strategies/tactics to achieve the objectives of the Icahn Group.

Q)
What is the Lazard Report?

The report details Lazard's financial analysis of Time Warner, including recommendations for the Board of Time Warner to consider. Lazard analyzed Time Warner's current corporate structure, reviewed its financial strategy and capacity, valued each of the divisions of Time Warner and provided a series of independent recommendations to enhance long-term shareholder value.

Q)
What are the main results of the Lazard Report?

The report suggests that there is a significant valuation gap, estimated to be up to $40 billion of incremental value, between the current stock price (as of January 27, 2006) of Time Warner and the estimated intrinsic value of the underlying assets of Time Warner. Lazard's view is that the most effective means of unlocking the intrinsic value of Time Warner would be to disaggregate the assets, exploit more rigorously the financial capacity of the combined balance sheet, streamline the cost structure and commit to reinvestment initiatives for growth.

On the basis of its analysis, Lazard recommends that Time Warner be split into four independent public companies, via tax-free spin-offs, and repurchase a total of approximately $20 billion of stock from Time Warner shareholders through a series of dutch auction tender offers.

Q)
Who is Frank J. Biondi, Jr.?

Mr. Biondi is Senior Managing Director of WaterView Advisors LLC, the investment manager for WaterView Partners, L.P., a private equity partnership specializing in media, telecommunications and entertainment investments. In addition, Mr. Biondi serves as a director of Amgen, Inc., Cablevision Systems Corp., Harrah's Entertainment, Inc., Hasbro, Inc., Seagate Technology, and The Bank of New York Company, Inc. From 1996 to 1998, Mr. Biondi served as Chairman and Chief Executive Officer of Universal Studios, Inc. From 1987 to 1996, he served as President and Chief Executive Officer of Viacom, Inc. Prior to joining Viacom, Mr. Biondi held positions as Chairman and CEO of Coca-Cola Television, Executive Vice President of Coca-Cola's then entertainment sector and its predecessor company, Columbia Pictures and as CEO of Home Box Office.

Q)
What is Mr. Biondi's role?

Mr. Biondi has been asked to provide services to the Icahn Group with respect to a proxy fight to be brought by the Icahn Group in connection with the 2006 annual meeting of stockholders of Time Warner. Mr. Biondi will lead the proxy fight in conjunction with the Icahn Group. Upon the election of the Icahn/Biondi slate of directors, Mr. Biondi has agreed, if appointed by the board, to serve as Chairman and CEO of Time Warner and to oversee the implementation of the proposed restructuring plan. This will include a separation of Time Warner's component businesses and a large share repurchase program. The restructuring will provide the strategic platform for each business unit to maximize value for shareholders in today's fast-moving media environment.

Q)
Who are the Icahn Group's candidates for election to the Board of Directors of Time Warner?

See Directors

Q)
What is the date of Time Warner's 2006 annual meeting?

Time Warner has not yet indicated the date for the 2006 annual meeting. In 2005, Time Warner held the annual meeting on May 20, 2005.

Q)
Is the Icahn Group simply proposing short-term solutions?

No. To the contrary, the recommendations contained in the Lazard Report are focused on the long-term strategic and financial prospects of Time Warner's businesses.

Q)
Hasn't Time Warner already started to move in the right direction?

To some degree but the announcements are either too late or insufficient. Time Warner's share buyback is still sub-optimal given Time Warner's excess debt capacity, the cost cutting at the Publishing division only starts to address the cost infrastructure and does not address the $450 million corporate expense borne by shareholders and the strategic initiatives are only first steps in correcting missed opportunities. Further, it is only after significant pressure from the Icahn Group that Time Warner's Board has decided to take these first steps.

Q)
But aren't Time Warner's businesses better all under one roof in today's converging media landscape?

No, the Icahn Group believes that these businesses need to be liberated to maximize strategic flexibility, align management incentives and attract the appropriate shareholder base. It is the Icahn Group's belief that Time Warner's businesses can better prosper on their own and in fact are hurt by the current structure which does not provide for the appropriate platform or entrepreneurial culture for their businesses to grow in today's fast moving media environment.

Q)
Doesn't Time Warner own some of the best media assets in the world and shouldn't shareholders be happy with them as currently configured?

Time Warner's media assets are among the best in the world. However, under the current structure, Time Warner has not fully leveraged the leading market positions and brands of its businesses and this is reflected in the stock price. The Lazard Report suggests that there is a significant valuation gap, estimated to be up to $40 billion of incremental value, between the current stock price of Time Warner and the estimated intrinsic value of the underlying assets of Time Warner. With their collection of premier media assets, shareholders should expect more.

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News

Below are recent news articles and commentary related to the Icahn Group and the solicitation of proxies. The most recent news articles are at the top.

Carl Icahn: Poor Performance, but No Consequences

Carl Icahn's letter to the editor of The Wall Street Journal, published on January 30, 2006.

To the Editor:

Alan Murray's "Business" column "Icahn Should Admit Defeat on Time Warner" (Jan. 25) is at bottom an argument for expunging the word "accountability" from Corporate America's rule book. "It is time to liberate Dick Parsons," Mr. Murray writes in his twisted defense of the Time Warner chief's four-year record of less than stellar management. Liberate him to do what? During Mr. Parson's regime, he and his team have failed miserably at taking measures to bolster the market price of Time Warner stock which has been on virtual lockdown since 2002.

Here are some facts: Four years ago, America Online was well-positioned to take on Yahoo!, Google and eBay in the rapidly growing on-line world. Since then the share prices of these competitors have soared while AOL's value has dwindled. Opportunity lost. Two years ago, Time Warner sold its music division for a song. Another opportunity lost. Meanwhile, Time Warner has spent hundreds of millions of dollars and a great deal of energy and time building opulent offices at Columbus Circle as well as spending millions of dollars per year on what I believe to be counter productive, unnecessary overhead. And, lest we forget, Mr. Parsons was a key participant six years ago in his company's ruinous merger with AOL. Mr. Parsons obviously did not overlook this fact when he and other directors received releases, as part of the company's recent $3 billion shareholder litigation settlement, all paid for by the company, not the directors. Nor did he neglect his own self-interests when, shortly after the AOL transaction closed, he sold 700,000 shares of Time Warner stock for $50 a share, hardly a morale builder for employees, many of whom have their "nest eggs" tied up in Time Warner stock.

Time Warner's board of directors may think this constitutes acceptable performance. But ask yourself one question: If this were your own family's business, based on Mr. Parsons's track record, would you renew his contract, or even give him an interview in your search for a new CEO?

Indeed in 2001, in a New Yorker interview, Mr. Parsons stated, ".. . We are a huge global company. Do we know how to manage these things? Time will tell but it is not clear to me that we do." Time has spoken and to us, the answer is clearly "No".

Mr. Murray holds a very different view of management. He believes Mr. Parsons should keep his post because—get this—my recent investment in Time Warner and my calls for breaking up the company haven't resulted in a rush of new investors and a surge in stock price. Need I remind Mr. Murray that since my public involvement with Time Warner, the company has increased its stock buyback program to over $12 billion and has finally begun to address the strategic shortcomings of AOL? While a great deal more needs to be done on these and other fronts, I believe that without my healthy prodding and without the hope that this board will be replaced at the May shareholders meeting, Time Warner's share price would be even lower than it is today.

The problem with Time Warner is the problem with much of Corporate America: There are no consequences for poor performance. While Mr. Murray apparently believes that someone seeking to address this problem, as I am, should give up after six months, I take a longer view.

So, while Mr. Murray tells us that it's "time to liberate Dick Parsons," I have a better thought: It's time to hold Dick Parsons accountable.

Carl Icahn
New York

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SEC Filings

Below are are all the SEC filings of the participants in the solicitation of proxies. The most recent filing is at the top.

No previous articles found.

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Carl Icahn's letter to the editor of The Wall Street Journal, published on January 30, 2006.

Poor Performance, but No Consequences

To the Editor:

        Alan Murray's "Business" column "Icahn Should Admit Defeat on Time Warner" (Jan. 25) is at bottom an argument for expunging the word "accountability" from Corporate America's rule book. "It is time to liberate Dick Parsons," Mr. Murray writes in his twisted defense of the Time Warner chief's four-year record of less than stellar management. Liberate him to do what? During Mr. Parson's regime, he and his team have failed miserably at taking measures to bolster the market price of Time Warner stock which has been on virtual lockdown since 2002.

        Here are some facts: Four years ago, America Online was well-positioned to take on Yahoo!, Google and eBay in the rapidly growing on-line world. Since then the share prices of these competitors have soared while AOL's value has dwindled. Opportunity lost. Two years ago, Time Warner sold its music division for a song. Another opportunity lost. Meanwhile, Time Warner has spent hundreds of millions of dollars and a great deal of energy and time building opulent offices at Columbus Circle as well as spending millions of dollars per year on what I believe to be counter productive, unnecessary overhead. And, lest we forget, Mr. Parsons was a key participant six years ago in his company's ruinous merger with AOL. Mr. Parsons obviously did not overlook this fact when he and other directors received releases, as part of the company's recent $3 billion shareholder litigation settlement, all paid for by the company, not the directors. Nor did he neglect his own self-interests when, shortly after the AOL transaction closed, he sold 700,000 shares of Time Warner stock for $50 a share, hardly a morale builder for employees, many of whom have their "nest eggs" tied up in Time Warner stock.

        Time Warner's board of directors may think this constitutes acceptable performance. But ask yourself one question: If this were your own family's business, based on Mr. Parsons's track record, would you renew his contract, or even give him an interview in your search for a new CEO?

        Indeed in 2001, in a New Yorker interview, Mr. Parsons stated, "…We are a huge global company. Do we know how to manage these things? Time will tell but it is not clear to me that we do." Time has spoken and to us, the answer is clearly "No".

        Mr. Murray holds a very different view of management. He believes Mr. Parsons should keep his post because—get this—my recent investment in Time Warner and my calls for breaking up the company haven't resulted in a rush of new investors and a surge in stock price. Need I remind Mr. Murray that since my public involvement with Time Warner, the company has increased its stock buyback program to over $12 billion and has finally begun to address the strategic shortcomings of AOL? While a great deal more needs to be done on these and other fronts, I believe that without my healthy prodding and without the hope that this board will be replaced at the May shareholders meeting, Time Warner's share price would be even lower than it is today.

        The problem with Time Warner is the problem with much of Corporate America:

        There are no consequences for poor performance. While Mr. Murray apparently believes that someone seeking to address this problem, as I am, should give up after six months, I take a longer view.

        So, while Mr. Murray tells us that it's "time to liberate Dick Parsons," I have a better thought: It's time to hold Dick Parsons accountable.

Carl Icahn
New York

FOR IMMEDIATE RELEASE

ICAHN AFFILIATE RETAINED BY ISTITHMAR MEDIA INVESTMENTS
TO ADVISE ON TIME WARNER INVESTMENT

        New York, February 6, 2006—Carl Icahn announced today that Istithmar Media Investments Ltd. ("IMI") has retained Icahn Institutional Services LLC ("IIS"), an entity wholly owned by Mr. Icahn, to serve as the investment advisor to IMI with respect to IMI's economic exposure to shares of Time Warner Inc. ("TWX") common stock that IMI has announced that it intends to acquire pursuant to certain financial arrangements into which IMI intends to enter. The agreement, which provides that it is to become effective on the date that IMI acquires its intended economic exposure to TWX shares, further provides that IIS will, when requested by IMI, consult with IMI with respect to the businesses and operations of TWX and the strategy that Mr. Icahn and his affiliates are employing with respect to their proposals for TWX, and advise IMI with respect to its economic exposure to TWX common stock.

        Pursuant to the agreement, IIS's services will be advisory only. All decisions relating to IMI's investments (including all determinations as to the acquisition, disposition, holding or voting of any securities that IMI may acquire) will be made solely by IMI. IIS will have no power or authority, and will have no responsibility or obligation, to make any investment, voting or other decision on IMI's behalf with respect to any securities. The agreement will remain in effect, subject to certain early termination provisions, until July 1, 2006. In consideration of IIS's investment advisory services under the agreement, IMI will pay to IIS a fee based upon any profits earned by IMI in respect of its economic exposure to TWX common stock, a portion of which fee will be paid by IIS to an affiliate of Island Capital Group LLC. There is no contract, agreement, understanding or relationship, written or oral, between IMI and IIS or Mr. Icahn with respect to voting, acquisition, disposition, holding or investment power over any shares of TWX.

        Mr. Icahn stated: "I look forward to advising Istithmar with respect to Time Warner and hope their investment will be successful."

  For additional information, please contact:
  Susan Gordon
  Icahn Associates Corp.
  (212) 702-4309

        SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, AMERICAN REAL ESTATE PARTNERS, L.P., FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC, FRANK J. BIONDI, JR. AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 14A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY ICAHN PARTNERS LP ON FEBRUARY 6, 2006.

FOR IMMEDIATE RELEASE

LAZARD TO PRESENT REPORT ON TIME WARNER

FRANK BIONDI AND CARL ICAHN
TO COMMENT ON LAZARD REPORT

        New York, February 3, 2006—Carl Icahn announced today that Lazard Chairman & CEO Bruce Wasserstein will present and discuss Lazard's comprehensive analysis of Time Warner Inc. (NYSE:TWX) on Tuesday, February 7, 2006, at 3:30 pm EST in New York City at the St. Regis Hotel, located at Two East 55th Street (between 5th and Madison Aves.), 20th Floor. Joining Mr. Wasserstein will be Frank Biondi and Mr. Icahn.

        The presentation will be open to shareholders, analysts, and members of the media.

        Q&A will follow.

WEB CAST:

        The event will be accessible via live Web cast on www.enhancetimewarner.com. This Web site will formally launch on February 7, 2006 at 3:30 pm.

DIAL IN:

        The event may also be accessed by calling: 1-800-289-0726 (US toll free) or 913-981-5545 (international), User Passcode 9203764 (required).

PRESENTATION MATERIALS:

        A copy of the Lazard Report and other presentation materials will be available for download beginning at 3:30 p.m. on the day of the presentation at: www.enhancetimewarner.com. In addition, throughout the conduct of the proxy contest, various materials and updates will be posted to this Web site.

        For additional information, please contact:

  Susan Gordon
  Icahn Associates Corp.
  (212) 702-4309

        SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, AMERICAN REAL ESTATE PARTNERS, L.P., FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC, FRANK J. BIONDI, JR. AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 14A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY ICAHN PARTNERS LP ON FEBRUARY 3, 2006.

FOR IMMEDIATE RELEASE

        Frank Biondi Joins Carl Icahn's Investor Group to Lead Proxy Fight for Time Warner

        New York, NY, January 30, 2006—Frank Biondi, former Chairman and CEO of Universal Studios, Inc. and former President and CEO of Viacom, Inc. has joined Carl Icahn and his investor group in their effort to elect directors and implement a turn-around plan for Time Warner.

        Mr. Biondi will lead the proxy fight in conjunction with the Icahn Group. Upon the election of the Icahn/Biondi slate of directors, Mr. Biondi has agreed, if appointed by the board, to serve as Chairman and CEO of Time Warner and to oversee the implementation of the Lazard restructuring plan. This will include a separation of Time Warner's component businesses and a large share repurchase program. The restructuring will provide the strategic platform for each business unit to maximize value for shareholders in today's fast-moving media environment.

        "Frank brings decades of experience building and running successful media businesses," said Icahn. "He helped make Universal, Viacom and HBO into the successes they are today. We are confident he will do the same for HBO's parent company, Time Warner."

        In implementing the Lazard-developed turn-around plan, Mr. Biondi stated he intended to make Time Warner a far more nimble, market-driven organization by reducing its duplicative $500 million-a-year corporate overhead and by freeing the individual companies within Time Warner to successfully pursue their creative and strategic interests.

        "In order to achieve its true potential, Time Warner's culture must change to enable each of its separate business units to develop their own strategies and capitalize on their leading roles in the rapidly evolving media sector" said Biondi. "They must not be constrained by a counterproductive bureaucracy at Columbus Circle. Time Warner has the world's leading media assets. However, its share price has failed to reflect the inherent potential of its assets."

        Currently Senior Managing Director of WaterView Advisors LLC, Mr. Biondi previously was Chairman and Chief Executive Officer of Universal Studios, Inc. From 1987 to 1996, he served as President and Chief Executive Officer of Viacom, Inc. He now serves as a director of Amgen, Inc., Cablevision Systems Corp., Harrah's Entertainment, Inc., Hasbro, Inc., Seagate Technology, and The Bank of New York Company, Inc.

        Prior to joining Viacom, Mr. Biondi was Chairman and CEO of Coca-Cola Television. In addition, he was Executive Vice President of Coca-Cola's then entertainment sector and its predecessor company, Columbia Pictures. Prior to that, he served as CEO of Home Box Office.

        On Tuesday, February 7th at 3:30 PM, Mr. Biondi will be joined by Carl Icahn and Bruce Wasserstein, Chairman of Lazard, to present Lazard's Time Warner study. The Lazard study provides a detailed analysis of Time Warner and a blueprint for how Time Warner should be reconfigured to provide for a more successful, entrepreneurial and valuable company. The event will be open to all Time Warner shareholders and to the media. Later this week, we will provide location details and a Web broadcast and dial-in number for the event for those who cannot attend.

        For further information, contact Susan Gordon at Icahn (212 702 4309) or Frank Biondi (310 476 9879).

        SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, AMERICAN REAL ESTATE PARTNERS, L.P., FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC, FRANK J. BIONDI, JR. AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 14A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY ICAHN PARTNERS LP ON JANUARY 30, 2006.

        Icahn Comments on Proxy Solicitation re Time Warner

        NEW YORK, Sep. 12—Carl Icahn today announced that Icahn Partners LP, Icahn Partners Master Fund LP, Franklin Mutual Advisers, LLC, JANA Partners LLC, JANA Master Fund, Ltd., S.A.C. Capital Advisors, LLC and S.A.C. Capital Associates, LLC (collectively with certain of their respective affiliates, the "Icahn Group") intend to propose one or more nominees for election as directors at the next annual meeting of shareholders of Time Warner Inc. ("Time Warner"). The Icahn Group believes that having shareholder-nominated directors on boards of directors is a major positive in general, and will prove to be particularly important at Time Warner because of the difference of opinion between many large shareholders and management concerning the direction of the company and the lack of share price performance under current management (as of today, Time Warner stock is down approximately 4% since Dick Parsons became CEO of the company on May 16th, 2002). The Icahn Group noted that there were no shareholder-nominated directors on the board when Time Warner made the egregious error of undertaking the AOL transaction.

        Carl Icahn also announced that the Icahn Group has filed with the SEC a position paper regarding Time Warner, which details the Icahn Group's views as to the actions which Time Warner's management and board of directors should take to enhance shareholder value. The position paper is available at no charge at the SEC's website at http://www.sec.gov and the Icahn Group would be happy to speak with any interested shareholders (please contact Nick Graziano at 212-702-4396). In the position paper, the Icahn Group recommends that Time Warner management immediately, at a minimum, undertake the following steps: (i) begin the process for a 100% spin-off of Time Warner Cable, Inc. ("TWC") and (ii) initiate a Dutch auction tender process for approximately $20 billion of Time Warner shares. The Icahn Group believes that these actions would immediately narrow the gap between the current share price of Time Warner and the true value of Time Warner's assets, which the Icahn Group believes is significantly higher. Time Warner management has offered several reasons for not completely separating the cable business and buying back Time Warner shares aggressively, choosing instead to offer just 16% of TWC stock and the repurchase of only $5 billion of Time Warner shares over 2 years. The Icahn Group rejects management's arguments against separation and challenges management's capital return plan as a weak attempt to silence growing investor criticism. The Icahn Group believes that Time Warner management and its board of directors should allow shareholders, the true owners of the company, to decide how the value of these world-class assets should be realized. Based on today's Time Warner share valuation, the Icahn Group believes that the best investment the company can make at this time is to repurchase its own stock.

        SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN AND IF THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION. WHEN AND IF COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE POTENTIAL PARTICIPANTS IN A POTENTIAL PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 14A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY THE ICAHN GROUP ON SEPTEMBER 12, 2005.

FOR IMMEDIATE RELEASE

ICAHN ISSUES OPEN LETTER TO TIME WARNER'S BOARD OF DIRECTORS

New York, New York, December 19, 2005
Contact: Susan Gordon (212) 702-4309

New York, New York—December 19, 2005—Carl Icahn today announced that he has written an open letter to the board of directors of Time Warner Inc. (NYSE: TWX). The text of the letter appears below.

To the Board of Directors of Time Warner:

        Like all shareholders, I am not opposed to Time Warner entering into an AOL transaction that creates long-term value. However, I am deeply concerned that the Time Warner Board may be on the verge of making a disastrous decision concerning an agreement with Google if this agreement would make it more difficult in any way or effectively preclude a merger or other type of transaction with companies such as IAC/InterActive, eBay, Yahoo!, or Microsoft etc. etc...I believe there are and will be major opportunities to enhance Time Warner's value in future combinations. However these transactions might not be achievable if Time Warner enters into long-term arrangements that preclude future flexibility such as an agreement regarding search functionality. I also question whether Google is the best partner for unlocking the value of the AOL asset. Indeed, a recent Goldman Sachs report concludes, "In contrast to the conventional perspective, we believe that eBay, followed by InterActive Corp, would provide greater incremental benefits to AOL's option value with fewer conflicts of interest than Yahoo! while MSN and Google would provide the least incremental benefits."

        On the eve of a proxy contest, I believe it would be a blatant breach of fiduciary duty to enter into an agreement with Google that would either foreclose the possibility of entering into a transaction that would be more beneficial for Time Warner shareholders or make such a transaction more difficult to achieve. If, as is my belief other suitors interested in transactions predicated on receipt of control of AOL have been foreclosed from entering into negotiations, the Board's actions would be even more questionable. The real risk for Time Warner shareholders is that a Google joint venture may be short sighted in nature and may preclude any consideration of a broader set of alternatives that would better maximize value and ensure a bright future for AOL.

        Once again, I am not opposed to the Board using its business judgment to enter into a transaction with Google or another suitor so long as the transaction does not destroy or impede Time Warner's flexibility to unlock shareholder value in the near and long term. However, I want this letter to serve as notice to Time Warner's directors that if they enter into a transaction that has that effect, shareholders will seek to hold directors responsible.

        SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, AMERICAN REAL ESTATE PARTNERS, L.P., FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC, AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 14A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY ICAHN PARTNERS LP ON DECEMBER 19, 2005. INFORMATION INDICATED HEREIN AS HAVING BEEN OBTAINED FROM THIRD PARTIES IS USED WITHOUT ANY EXPRESS CONSENT OF SUCH THIRD PARTIES AND SHOULD NOT BE VIEWED AS INDICATING THE SUPPORT OF SUCH PERSONS FOR THE VIEWS EXPRESSED HEREIN.

FOR IMMEDIATE RELEASE

ICAHN STATES THAT CASE'S REMARKS ARE CONSISTENT WITH AND
CONFIRM THE VIEWS OF THE ICAHN GROUP

ICAHN CALLS FOR FULL DISCLOSURE AS SHAREHOLDERS NEED TO KNOW THE FACTS

December 13, 2005
New York, New York
Contact: Susan Gordon (212) 702-4309

        Carl Icahn released the following statement regarding Time Warner today:

        Steve Case's opinion-editorial in the Washington Post this past Sunday provides an insider's view into the fundamental changes needed at Time Warner. In concept, we agree with Mr. Case's conclusion that after four years of failed attempts to integrate Time Warner's various businesses, it is now time to liberate them so that each can have its own strategy, stock, balance sheet, management team and board.

        We are not surprised that someone with a front row seat to the debacle at Time Warner during the Parsons years and a large personal equity stake reached the same conclusion that we have—a major restructuring of Time Warner is necessary to maximize shareholder value.

        However, we are shocked that Time Warner's shareholders have had to rely on the Washington Post, well after the fact, to learn that a member of the Time Warner Board proposed to the Board that value would be enhanced by splitting the company into four separate entities. Investors need to understand what level of debate actually occurred at the Board, what type of analysis was conducted and who was responsible for this analysis, all of which go to the heart of shareholder accountability.

        In light of this we demand full disclosure of the following information:

  •
  Board minutes and Board presentations regarding separating Time Warner's businesses.

  •
  The names of advisors and consultants and the work they have performed on this issue.

        Sunlight must be shed on the Board's deliberations and a full account of the details of any studies conducted should be made immediately available to investors. Similarly, the lack of integration and vision at Time Warner, highlighted among other factors by the AOL division's sub par performance and missed opportunities since its acquisition, as further articulated by Mr. Case, is of critical concern to shareholders and must be addressed through full disclosure.

        We believe that shareholders need full disclosure and facts regarding the company, not more spin from Time Warner's PR machine about what a "good job" management has done while the Board secretly dismisses proposals to increase shareholder value and a former director and large shareholder of Time Warner states it is "time for change." We also believe that details on the exact number of PR personnel at Time Warner and its subsidiaries and the amount spent on outside PR firms should be disclosed to shareholders, who after all bear the cost of the custom-built PR machine behind which the Board and Mr. Parsons hide. Investors are entitled to know these facts so that a full and open debate regarding the merits of splitting up these businesses, which Mr. Case has now publicly endorsed, can be had.

        SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, AMERICAN REAL ESTATE PARTNERS, L.P., FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC, AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY

WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 14A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY ICAHN PARTNERS LP ON DECEMBER 13, 2005.

FOR IMMEDIATE RELEASE

ICAHN COMMENTS ON RECENT MEDIA REPORTS REGARDING AOL

December 7, 2005
New York, New York
Contact: Susan Gordon (212) 702-4309

        New York, New York—December 7, 2005—In response to recent media reports of potential transactions involving AOL, Carl Icahn stated that he is supportive of any transaction that realizes value at AOL. He is concerned however, that if the Board were to approve a transaction that in any way would make it more difficult to realize value at AOL or Time Warner through a spin-off or sale at a later date, this would be yet another egregious error in judgment. Mr. Icahn warned that should Mr. Parsons, especially on the eve of a proxy fight, seek to use a "scorched earth" policy with regard to AOL as a method to entrench management by making a proxy fight less meaningful, Mr. Icahn believes that such action would be a breach of the fiduciary duty of loyalty and he would seek to hold Mr. Parsons and the Board personally liable for the inevitable damage to shareholder value.

        SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, AMERICAN REAL ESTATE PARTNERS, L.P., FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC, AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 14A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY ICAHN PARTNERS LP ON DECEMBER 7, 2005.

FOR IMMEDIATE RELEASE

        LAZARD AND ICAHN GROUP ANNOUNCE THAT LAZARD WILL WORK WITH ICAHN GROUP IN VALUE MAXIMIZATION OF ALL SHAREHOLDERS' INTERESTS IN TIME WARNER

        LAZARD TO ASSIST ICAHN GROUP IN SELECTION OF A NEW SLATE OF DIRECTORS FOR ELECTION AT THE 2006 ANNUAL MEETING TO REPLACE A MAJORITY OF THE TIME WARNER BOARD OF DIRECTORS

New York, New York, November 29, 2005

        Lazard Ltd. (NYSE: LAZ) and the Icahn Group announced today that the Icahn Group has retained Lazard to further analyze various strategic alternatives to maximize the value of all Time Warner Inc. (NYSE: TWX) shareholders' interests. The Icahn Group is comprised of Icahn Partners, Icahn Partners Master Fund, certain other affiliates of Carl C. Icahn, Franklin Mutual Advisers, JANA Partners and S.A.C. Capital Advisors, who together beneficially own in excess of 135 million shares of Time Warner common stock.

        Lazard will immediately commence an in-depth strategic analysis of Time Warner's businesses and operations to further identify constructive corporate alternatives. The study will focus on strategic initiatives to unlock the value of Time Warner which may include a streamlining of its corporate structure, reconfiguration of its assets, potential sale of selected businesses, adoption of a more appropriate capital structure and commencement of a significant share repurchase.

        "Time Warner has a unique set of valuable assets and our assignment is to help determine how best to realize the full value of these assets. We look forward to working with the Icahn Group to help maximize value for all Time Warner shareholders," said Bruce Wasserstein, Lazard Chairman and Chief Executive. He noted that Lazard is available to meet with Time Warner management, members of its Board of Directors and shareholders to review value-maximizing alternatives.

        The Icahn Group will consider Lazard's advice and counsel in selecting a slate of directors for Time Warner's Board who would consider all avenues of maximizing shareholder value. This slate will be submitted for election at Time Warner's next annual shareholder meeting to replace a majority of the Board.

        Carl Icahn stated that "We continue to believe that Time Warner's stock is greatly undervalued and that the company is in need of a major restructuring. Our group is extremely pleased to be working with a firm of Lazard's stature and experience in these matters. Bruce Wasserstein and his team will help us in the election of a slate of directors to replace a majority of the existing Time Warner directors with a view to maximizing shareholder value." Mr. Icahn also stated that "We have brought in Lazard to complete an in-depth study of Time Warner and how shareholder value can be enhanced. It is our contention that it is only through a very meaningful and deep restructuring and share buy-back program that all shareholders will be able to realize the true value of Time Warner."

        About Lazard

        Lazard, one of the world's preeminent financial advisory and asset management firms, operates from 29 cities across 16 countries in North America, Europe, Asia, Australia and South America. With origins dating back to 1848, the firm provides services including mergers and acquisitions advice, asset management, and restructuring advice to corporations, partnerships, institutions, governments, and individuals. For more information on Lazard, please visit www.lazard.com.

Contact:

Richard Silverman, Lazard
212-632-6285
richard.silverman@lazard.com

Susan Gordon, Icahn Associates
212-702-4309
sgordon@sfire.com

        SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, AMERICAN REAL ESTATE PARTNERS, L.P., FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC, AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 14A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY ICAHN PARTNERS LP ON NOVEMBER 29, 2005.

FOR IMMEDIATE RELEASE

ICAHN GROUP ISSUES OPEN LETTER TO TIME WARNER SHAREHOLDERS

New York, New York, October 11, 2005

Contact: Susan Gordon (212) 702-4309

        New York, New York—October 11, 2005—Carl Icahn today announced that Icahn Partners LP, Icahn Partners Master Fund LP, Franklin Mutual Advisers, LLC, JANA Partners LLC, JANA Master Fund, Ltd., S.A.C. Capital Advisors, LLC and S.A.C. Capital Associates, LLC have written an open letter to shareholders of Time Warner Inc. (NYSE: TWX). The text of the letter appears below.

        SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 14A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY ICAHN PARTNERS LP ON OCTOBER 11, 2005.

Dear Time Warner Shareholder:

        In life and in business, there are two cardinal sins. The first is to act precipitously without thought, and the second is to not act at all. Unfortunately, the Board of Directors and top management of Time Warner already committed the first sin by merging with AOL, and we believe they are currently in the process of committing the second; now is not a time to move slowly and suffer the paralysis of inaction, yet we fear based on their recent statements that the current leadership of Time Warner does not recognize the need to take bold action for shareholders. The Time Warner PR machine would like you to believe that Mr. Parsons and the Time Warner Board have been performing well and taking the necessary steps to deliver value for shareholders, and it appears that many in the press have accepted this storyline. But after taking a closer look at the years following the merger with AOL, it is clear that there have been a series of significant missteps by the Board and Time Warner's senior management which have resulted in the further destruction of value. Unless this legacy of poor decision-making is fully recognized and the Board is held accountable, the dismal record of mistakes and inaction will continue to the detriment of shareholders. Let us examine the record.

The AOL Disaster

        Understandably, the Board and top management at Time Warner wish to put their role in the disastrous merger of AOL and Time Warner behind them. The AOL disaster resulted in an incredible over $87 billion of goodwill write-downs over a two year period (greater than the current equity market capitalization of today's Time Warner) and the loss of over 75% of the Company's market value in two years. However, when we match the fingerprints on the deal with those of the current directors, it becomes clear that the direction of the Company is still largely in the hands of those who played key roles in the merger. Of the eleven pre-merger Time Warner directors who approved the deal, seven still sit on the Board. Five other current directors came from the pre-merger AOL and also voted for the merger, bringing the total number of supporters of the merger to twelve out of fifteen on the current Board. Richard Parsons, the President of Time Warner at the time and a key negotiator of the merger, was afterwards promoted to CEO and later Chairman as well.

        The lingering presence of these individuals forces us to ask, why are a majority of the same directors who signed off on the disastrous AOL merger still steering the corporate ship? We also note that we are not the first to raise questions about the qualifications of the current members of the Board. In 2003, Institutional Shareholder Services recommended that shareholders withhold support for two current directors (Miles Gilburne and James Barksdale) saying they were too closely tied to the Company. Also in 2003, CalPERS (the nation's largest pension fund) withheld its votes for two of the current directors citing questions about their independence. Describing the corporate culture at Time Warner in 2003 following the resignation of Ted Turner (who founded CNN) and Warren Lieberfarb (who has been credited with helping to invent the DVD market) from the Company's management, Sanford C. Bernstein's Tom Wolzien said, "These twin departures signify a fundamental shift to the bland by a company that now has no place for genius or contrary points of view."

        We believe that in the time following the merger the Board compounded their already colossal mistake by failing to hold management accountable to more quickly address the subscriber deterioration at AOL. Company management clearly had an early belief in broadband evidenced by the billions spent on Time Warner Cable, yet failed to effectively address the migration of AOL dial-up subscribers to broadband access providers (punctuating the question of why they merged with an approximately $150 billion narrowband business). While AOL was losing dial-up subscribers (approximately 9 million since 2001), Time Warner Cable promoted its own broadband service, Road Runner, yet never effectively promoted AOL on or integrated AOL with this platform. Additionally, during this time the Company allowed AOL to be marginalized on the internet while portals such as Yahoo! and search pioneers like Google captured larger online market share and currently have equity market values of greater than $45 and $85 billion, respectively. We believe that had the Board forced management to move more quickly, they could have not only demonstrated a commitment to the driving principle behind the merger (synergies between AOL and the Time Warner businesses), but perhaps could have preserved at least some of the shareholder value destroyed by the merger. Recently top management has begun highlighting AOL as a valuable asset and growth opportunity—where have they been since 2000? To the extent that opportunities are now available to enhance value at AOL, which we believe there are, we implore management and the Board to move more decisively than they have in the past.

Fire Sale Prices Have Stripped Value from the Shareholders and Created Windfalls for Others

        Time Warner management and the Board have sold valuable assets at prices that were at a substantial discount to their underlying value, thereby giving a windfall to buyers to the detriment of their own shareholders.

  •
  Sale of Warner Music—We believe that the sale of the Warner Music Group ("Warner Music") last year to a consortium of private equity buyers for $2.6 billion demonstrated both a lack of business judgment by the Board and Mr. Parsons and an inability to operate businesses efficiently. First, we believe the Company received a trough valuation and could not have chosen a worse time to sell this business given the state of the music industry at the time. In the ultimate embarrassment to Time Warner, Warner Music's current post-IPO enterprise value of over $4.7 billion, is an 81% increase over the sale price (before even taking into account that the buyer group had already recouped the equity portion of their investment through pre-IPO dividends). Second, the fact that Warner Music had greater value to a group of financial investors than to the world's largest media company is difficult to conceive, yet the private equity group was able to find $250 million in cost savings in just one year of ownership, more than the trailing twelve month EBITDA of the business when Time Warner owned the company. Rather than unloading this valuable asset, we believe that the Board should have challenged management regarding potential cost savings and forced management to turn this asset around. We believe Time Warner clearly would have created far more value and lessened the debt burden on the Company had it focused more on the operations of Warner Music than on unloading it for what proved to be a cut-rate price.

  •
  Sale of Comedy Central—The Board supported management's decision to sell the Company's 50% interest in Comedy Central to Viacom in 2003 for $1.225 billion. Less than two years later,

    Morgan Stanley estimates the value of Comedy Central at greater than $4.5 billion(1), implying a valuation of $2.25 billion for Time Warner's stake, 83% more than it was sold for. Similar to the Warner Music sale, we believe the Company's management sold Comedy Central in an effort to appear proactive but achieved only a loss of value for shareholders.

(1)
Morgan Stanley research report dated August 5th, 2005

        These asset sales were consummated to achieve the goal of debt reduction. This goal, which in hindsight proved unnecessary (since Time Warner is currently underleveraged and has sufficient cash flow to support a much higher debt load), caused Time Warner management to sell valuable assets at distressed prices and thereby destroy shareholder value. We believe that if the Board had provided the appropriate level of oversight, Time Warner management might have focused more on delivering value through the operations of the businesses or on receiving full value for the assets.

Failure to Acquire MGM

        The Company cited "fiscal discipline" when it publicly withdrew from the bidding for MGM last year. However, we believe that Time Warner management's habitual excess deliberation and inability to act decisively on behalf of shareholders were actually behind the Company's failure to win this important strategic acquisition. According to the MGM proxy statement and news reports, Time Warner had the opportunity to complete the deal in early August without competition from the Sony group and was the favored bidder of Kirk Kerkorian, MGM's controlling shareholder at the time. Yet Time Warner let three weeks slip away which ultimately paved the way for a group led by Sony Corporation to win the deal. Then ten days later it made a last ditch effort to increase its bid only 90 minutes prior to the MGM Board vote, an attempt which was ultimately unsuccessful because Time Warner could not negotiate a deal in time. As a result of the mismanagement of this process, MGM's extensive content library is today controlled by a major studio competitor (Sony) and a major cable competitor (Comcast). As a writer for the New York Times put it afterwards, "Time Warner's last-minute effort raises some awkward questions about the earlier comments of Mr. Parsons about withdrawing from the deal. If buying MGM was too expensive, as he had said, how would he justify making an even higher offer later?"

Bloated Cost Structure

        We believe Time Warner has allowed costs to become bloated due to a lack of oversight by the Board and senior management. Nowhere is this more evident than by looking at the Company's landmark headquarters in New York, which cost the Company $800 million to construct and offers such lavish features as a grand employee cafeteria with two story windows overlooking Central Park. We question how such an extravagant building, which houses only a small fraction of Time Warner's employees, enhances shareholder value (and cannot help but wonder where the shareholders get to eat lunch). Given this extravagance and the failure to cut costs at businesses like Warner Music described above, we intend to hire, in the next few weeks, an industry consultant to analyze and compare Time Warner's costs to its peers on a number of different levels to determine what other excess fat may lie in the Company's cost structure, including, but not limited to, perquisites afforded to the Board and top management.

Conclusion

        We have previously made certain proposals in an eleven page position paper which we believe, if followed, will meaningfully enhance shareholder value. First and foremost, we believe that the greatest investment the Board can make at this time is to initiate a $20 billion share buyback. The Board should not lose this opportunity to benefit all shareholders by taking decisive action. We also believe that all of Time Warner Cable should be spun out to give shareholders a choice of owning the world's best collection of content assets, a well run and growing cable franchise or some combination of both. Furthermore, although we are generally supportive of the recent acquisition of the assets of Adelphia, we are baffled by the logic of taking Time Warner Cable public through the issuance of 16% of the shares to former Adelphia distressed debt investors, an example we believe of poor execution by management and a lack of adequate oversight by the Board. To follow the current course of a $5 billion buyback and the public distribution of only 16% of Time Warner Cable would be akin to inaction, which is inexcusable at this juncture, and would be yet another example of the Board's inability to perform.

        But whether or not you agree with our proposals, we believe the simple truth is that Time Warner is a company sorely in need of new shareholder representation on the Board. We believe that Time Warner owns the most valuable collection of media properties in the industry and in fact the plan we have proposed is predicated upon the ultimate recognition of this value by the market. However, we think that there is a clear distinction to be made between the value of these assets and the creative skill of the day-to-day operators on the one hand and the demonstrable failure of top management and the Board to translate this value into returns for shareholders on the other.

        Mr. Parsons has admitted that Time Warner's shares are undervalued and has made statements asserting that he intends to do something about it, but we believe that without the necessary conviction at the Board level no meaningful action will be taken. As we have described above, we believe the current Board has demonstrated to date an inability to preserve or create shareholder value. At the very least, bringing a new voice for shareholders to the Board will serve to remind the Board and management of their promises and priorities. It will also make the Board aware that it is accountable to the shareholders and will send a clear message that shareholders' patience is running out.

        The incumbent members of the Board and top management may argue that the presence of new directors would be disruptive or is unnecessary. We believe however, the presence of new independent directors who will aggressively question excessive costs and management and director perquisites and work with management to deliver value for shareholders is exactly the type of disruption that Time Warner needs. With respect to whether a new voice for shareholders on the Board is necessary, we believe a review of the Company's stock price performance and the record described above should effectively end any argument that the Board is doing an adequate job and should be left to its own continued devices. Given the fact that, despite its exceptional assets and a generally favorable operating environment, the Company's stock price has underperformed significantly since 2002, we believe the time for steps to make the Board and management more accountable are long overdue. Mr. Parsons and the Board have made promises to address the stagnating stock price, but without new shareholder representation on the Board, we believe these promises, like so many others, will not be kept.

        Shareholder expectations for the boards and senior managements of publicly held companies have changed dramatically in recent years. Shareholders across the globe have increasingly begun to realize that many of our managements and boards have failed to aggressively pursue value for shareholders and are holding them accountable. Additionally they have become outraged at the perquisites and inflated pay that "rubber stamp" boards award themselves and top management in situations where share prices have languished. We believe this is a healthy and necessary phenomenon and that there should be no sacred cows in the pursuit of shareholder value. In the coming months we will be continuing to speak out about our belief in the need for a new voice for shareholders on the Board of Time Warner. We already know that many of you agree and look forward to communicating with you in the future.

        SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 14A FILED BY ICAHN PARTNERS LP WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 11, 2005 WITH RESPECT TO TIME WARNER INC. THAT

SCHEDULE 14A IS CURRENTLY AVAILABLE AT NO CHARGE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

        THIS LETTER IS FOR GENERAL INFORMATIONAL PURPOSES ONLY. IT DOES NOT HAVE REGARD TO THE SPECIFIC INVESTMENT OBJECTIVE, FINANCIAL SITUATION, SUITABILITY, OR THE PARTICULAR NEED OF ANY SPECIFIC PERSON WHO MAY RECEIVE THIS LETTER. THE VIEWS EXPRESSED HEREIN REPRESENT THE OPINIONS OF THE ICAHN GROUP, AND ARE BASED ON PUBLICLY AVAILABLE INFORMATION WITH RESPECT TO TIME WARNER INC. (THE "ISSUER"). CERTAIN FINANCIAL DATA HAS BEEN DERIVED FROM FILINGS MADE WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") BY THE ISSUER AND CERTAIN COMPARABLE COMPANIES. INFORMATION INDICATED HEREIN AS HAVING BEEN OBTAINED FROM THIRD PARTIES IS USED WITHOUT ANY EXPRESS CONSENT OF SUCH THIRD PARTIES AND SHOULD NOT BE VIEWED AS INDICATING THE SUPPORT OF SUCH PERSONS FOR THE VIEWS EXPRESSED HEREIN. NO WARRANTY IS MADE THAT SUCH SEC FILING DATA OR THIRD PARTY DATA IS ACCURATE. THE ICAHN GROUP SHALL NOT BE HELD LIABLE FOR ANY MISINFORMATION CONTAINED IN ANY SEC FILING OR THIRD PARTY REPORT. THIS LETTER DOES NOT RECOMMEND THE PURCHASE OR SALE OF ANY SECURITY. UNDER NO CIRCUMSTANCES IS THIS REPORT TO BE USED OR CONSIDERED AS AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITY. MEMBERS OF THE ICAHN GROUP CURRENTLY HOLD OPTIONS AND SHARES OF COMMON STOCK REPRESENTING AN AGGREGATE BENEFICIAL OWNERSHIP OF, IN THE AGGREGATE, APPROXIMATELY 2.8% OF THE OUTSTANDING COMMON STOCK OF THE ISSUER. ONE OR MORE MEMBERS OF THE ICAHN GROUP MAY FROM TIME TO TIME SELL ALL OR A PORTION OF THEIR SHARES IN THE OPEN MARKET TRANSACTIONS OR OTHERWISE (INCLUDING VIA SHORT SALES), BUY ADDITIONAL SHARES (IN OPEN MARKET OR PRIVATELY NEGOTIATED TRANSACTIONS, BY TENDER OFFER, OR OTHERWISE), OR TRADE IN OPTIONS, PUTS, CALLS OR OTHER DERIVATIVE INSTRUMENTS RELATING TO SUCH SHARES. THE MEMBERS OF THE ICAHN GROUP ALSO RESERVE THE RIGHT TO TAKE SUCH ACTIONS WITH RESPECT TO THEIR INVESTMENTS IN THE ISSUER AS THEY MAY DEEM APPROPRIATE, INCLUDING, BUT NOT LIMITED TO, COMMUNICATING WITH THE ISSUER AND OTHER INVESTORS, CONDUCTING A PROXY SOLICITATION, OR OTHER ACTIONS. MEMBERS OF THE ICAHN GROUP RESERVE THE RIGHT TO CHANGE THEIR OPINIONS REGARDING THE ISSUER AT ANY POINT IN TIME AS THEY DEEM NECESSARY. THE ICAHN GROUP DISCLAIMS ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED HEREIN.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to ss. 240.14a-12
Time Warner Inc.
(Name of Registrant as Specified In Its Charter)
Icahn Partners LP
Icahn Partners Master Fund LP
American Real Estate Partners, L.P.
Carl C. Icahn
Franklin Mutual Advisers, LLC
JANA Partners LLC
JANA Master Fund, Ltd.
S.A.C. Capital Advisors, LLC
S.A.C. Capital Associates, LLC
Frank J. Biondi, Jr.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

        On February 6, 2006, Carl C. Icahn issued a press release announcing his engagement by Istithmar Media Investments Ltd., pursuant to which Icahn will provide certain financial and strategic advice to Istithmar in connection with its economic exposure to Time Warner Inc. common stock. A copy of the press release is filed herewith as Exhibit 2.

        SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, AMERICAN REAL ESTATE PARTNERS, L.P., FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC, FRANK J. BIONDI, JR. AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 HERETO.

EXHIBIT 1

PARTICIPANTS

        The participants in the solicitation of proxies (the "Participants") include the following: Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), American Real Estate Partners, L.P. ("AREP"), Mr. Carl C. Icahn, Mr. Vincent J. Intrieri, Mr. Keith A. Meister, Mr. Nick Graziano, Franklin Mutual Advisers, LLC ("FMA"), Mr. Michael Embler, Ms. Mandana Hormozi, Mr. Peter Langerman, JANA Partners LLC ("JANA Partners"), JANA Master Fund, Ltd. ("JANA Master"), Mr. Barry Rosenstein, S.A.C. Capital Advisors, LLC ("SAC Advisors"), S.A.C. Capital Associates, LLC ("SAC Associates"), Mr. Steven A. Cohen, Mr. David L. Older, Mr. Drew E. Gillanders and Mr. Frank J. Biondi, Jr.

        Icahn Partners, Icahn Master and AREP (collectively, the "Icahn Parties") are entities controlled by Carl C. Icahn. Carl C. Icahn is a principal of each of the Icahn Parties. Keith A. Meister, Nick Graziano and Vincent J. Intrieri are employees and/or officers or directors of one or more of the Icahn Parties. Each of Messrs. Icahn, Meister, Graziano and Intrieri may participate in soliciting proxies from Time Warner stockholders. Messrs. Meister, Graziano and Intrieri do not own beneficially any interest in securities of Time Warner, and will not receive any special compensation in connection with such solicitation.

        Franklin Mutual Advisers, LLC ("FMA") is an investment adviser to a number of investment companies which beneficially own common stock of Time Warner. Mr. Embler, Mr.  Langerman and Ms. Hormozi are employees and/or officers of FMA who may also participate in soliciting proxies from Time Warner stockholders. Messrs. Embler and Langerman and Ms.  Hormozi do not own beneficially any interest in securities of Time Warner, and will not receive any special compensation in connection with such solicitation.

        JANA Partners and JANA Master (collectively, the "JANA Parties") are entities controlled by Mr. Rosenstein and Gary Claar. Mr. Rosenstein may participate in soliciting proxies from Time Warner stockholders.

        SAC Advisors is controlled by Mr. Cohen. Pursuant to an investment agreement, SAC Advisors has investment and voting power with respect to the securities held by SAC Associates (together with SAC Advisors, the "SAC Parties"). Mr. Older is an employee of CR Intrinsic Investors, LLC, an affiliate of SAC Advisors, and Mr. Gillanders is an employee of SAC Advisors. Each of Messrs. Cohen, Older and Gillanders may participate in soliciting proxies from Time Warner stockholders. Messrs. Older and Gillanders do not own beneficially any interest in securities of Time Warner, and will not receive any special compensation in connection with such solicitation.

        Frank J. Biondi, Jr. is a managing director of WaterView Advisors LLC, which serves as the investment manager for WaterView Partners, L.P., a private equity partnership. Mr. Biondi may participate in soliciting proxies from Time Warner stockholders.

Beneficial Ownership Table*

Name	Shares of Common Stock	Percentage of Outstanding
Icahn Parties(1)(6)	61,938,842	1.35%
FMA(2)(6)	29,098,525	0.64%
JANA Parties(3)(6)	30,003,200	0.66%
SAC Parties(4)(6)	29,000,000	0.63%
Frank Biondi(5)(6)	25,200	0.0006%

Total	150,065,767	3.28%

*
Details of beneficial ownership set forth in items (1), (2), (3), (4), (5) and (6) below. Number of shares of Common Stock may include shares underlying call options. Percentages based on the

  4,575,364,733 shares of Common Stock stated by Time Warner Inc. to be outstanding as of October 28, 2005 in its Quarterly Report on 10-Q filed with the SEC on November 2, 2005.

(1)
The Icahn Parties

Icahn Partners is a Delaware limited partnership principally engaged in the business of investing in securities. Icahn Onshore LP ("Icahn Onshore") is a Delaware limited partnership primarily engaged in the business of acting as the general partner of Icahn Partners. CCI Onshore Corp. ("CCI Onshore") is a Delaware corporation primarily engaged in the business of acting as the general partner of Icahn Onshore. CCI Onshore is wholly owned by Mr. Icahn.

Icahn Master is a Cayman Islands exempted limited partnership principally engaged in the business of investing in securities. Icahn Offshore LP ("Icahn Offshore") is a Delaware limited partnership primarily engaged in the business of acting as the general partner of Icahn Master. CCI Offshore Corp. ("CCI Offshore") is a Delaware corporation primarily engaged in the business of acting as the general partner of Icahn Offshore. CCI Offshore is wholly owned by Mr. Icahn.

AREP is a publicly-traded Delaware master limited partnership engaged in a variety of businesses, including rental real estate, real estate development, hotel and resort operations, hotel and casino operations, oil and gas exploration and production, home fashions and investments in equity and debt securities. American Property Investors, Inc. ("API") is a Delaware corporation primarily engaged in the business of acting as the general partner of AREP. Beckton Corp. ("Beckton") is a Delaware corporation primarily engaged in the business of holding the stock of API. Beckton is wholly owned by Mr. Icahn.

Carl C. Icahn is a principal of the Icahn Parties. Through his ownership of CCI Onshore, CCI Offshore and Beckton, Mr. Icahn indirectly controls the Icahn Parties. Vincent J. Intrieri, Nick Graziano and Keith A. Meister are employees and/or officers or directors of one or more of the Icahn Parties and various other entities controlled by Mr. Icahn.

Mr. Icahn, through his control of the Icahn Parties, is the indirect beneficial owner of 61,938,842 shares (including shares underlying call options) of common stock ("Common Stock") of Time Warner, which represents approximately 1.35% of outstanding shares of Common Stock as of the date hereof.

Icahn Master is the direct beneficial owner of 28,314,472 shares (including shares underlying call options) of the Common Stock, Icahn Partners is the direct beneficial owner of 21,321,580 shares (including shares underlying call options) of the Common Stock and AREP is the direct beneficial owner of 12,302,790 shares of the Common Stock (including shares underlying call options). Icahn Offshore, as the general partner of Icahn Master, and CCI Offshore, as the general partner of Icahn Offshore, are each indirect beneficial owners of the shares of Common Stock directly owned by Icahn Master. Icahn Onshore, as the general partner of Icahn Partners, and CCI Onshore, as the general partner of Icahn Onshore, are each indirect beneficial owners of the shares of Common Stock directly owned by Icahn Partners. API, as the general partner of AREP, and Beckton, as the sole stockholder of API, are each indirect beneficial owners of the shares of Common Stock directly owned by AREP. Carl C. Icahn, as the sole stockholder of each of CCI Offshore, CCI Onshore and Beckton, is the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Master, Icahn Partners and AREP.

(2)
The Franklin Parties

FMA is a Delaware limited liability company registered as an investment advisor with the U.S. Securities and Exchange Commission. Pursuant to advisory contracts with each of its investment company clients, FMA has sole investment and voting discretion over the shares of the Common Stock of Time Warner beneficially owned by its advisory funds. FMA is a subsidiary of Franklin Resources, Inc., a publicly-listed global investment organization operating as Franklin Templeton Investments.

Michael Embler is Chief Investment Officer and Senior Vice President of FMA. Mandana Hormozi is a research analyst for FMA. Peter Langerman is president and CEO of FMA and chairman of Franklin Mutual Series Funds Inc., whose funds comprise the majority of assets managed by FMA.

FMA, through its control of the shares owned by its advisory funds, may be deemed to be the beneficial owner of 29,098,525 shares (including shares underlying call options) of Time Warner, which represents approximately 0.64% of outstanding shares of Common Stock as of the date hereof.

(3)
The JANA Parties

JANA Partners is a Delaware limited liability company principally engaged in the business of making investments. JANA Master is a Cayman Islands exempted company principally engaged in the business of making investments. JANA Partners serves as the investment manager to JANA Master and a separate managed account. Barry Rosenstein is the founder and managing partner of JANA Partners.

JANA Master is the direct beneficial owner of 28,450,012 shares (including shares underlying call options) of Common Stock, which represents approximately 0.62% of outstanding shares of Common Stock as of the date hereof. In addition, a separate account managed by JANA Partners is the direct beneficial owner of 1,553,188 shares (including shares underlying call options) of Common Stock, which represents approximately 0.034% of outstanding shares of Common Stock as of the date hereof. As the investment manager of JANA Master and the managed account, JANA Partners may be deemed to be an indirect beneficial owner of the 30,003,200 shares of Common Stock directly beneficially owned by JANA Master and the managed account. As the managing partner of JANA Partners, Mr. Rosenstein may be deemed to be an indirect beneficial owner of such shares.

(4)
The SAC Parties

SAC Advisors is a Delaware limited liability company principally engaged in the business of serving as investment manager to private investment funds, including SAC Associates. SAC Associates is a private investment fund that is an Anguillan limited liability company. Steven A. Cohen is a principal of SAC Advisors. David L. Older is an employee of CR Intrinsic Investors, LLC, an affiliate of SAC Advisors, and Drew E. Gillanders is an employee of SAC Advisors.

SAC Associates is the direct beneficial owner of 29,000,000 shares of Common Stock, which represents approximately 0.63% of outstanding shares of Common Stock as of the date hereof. SAC Advisors, as investment manager to SAC Associates, may be deemed to be the indirect beneficial owner of such shares. Mr. Cohen, through his control of SAC Advisors, may also be deemed to be an indirect beneficial owner of such shares.

(5)
Frank J. Biondi, Jr.

Frank J. Biondi, Jr. is a managing director of WaterView Advisors LLC, which serves as the investment manager for WaterView Partners, L.P., a private equity partnership. Mr. Biondi is the beneficial owner of 25,200 shares (including shares held in an estate-planning trust) of Common Stock, which represents approximately 0.0006% of outstanding shares of Common Stock as of the date hereof.

(6)
Additional Information

In addition, the Icahn Parties, FMA, the JANA Parties, the SAC Parties, Mr. Biondi and certain of their respective affiliates may each be deemed to be a member of a "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), which group beneficially owns 150,065,767 shares (including shares underlying call options) of Common Stock, representing approximately 3.28% of outstanding shares of Common Stock as of the date hereof. However, neither the fact of this filing nor anything contained herein shall be deemed to be an admission by any of (i) the Icahn Parties that they are the beneficial owners of shares of Common Stock beneficially owned by Franklin, the JANA Parties, the SAC Parties or Frank Biondi, (ii) Franklin that they are the beneficial owners of shares of Common Stock beneficially owned by the Icahn Parties, the JANA Parties, the SAC Parties or Frank Biondi, (iii) the JANA Parties that they are the beneficial owners of shares of Common Stock beneficially owned by the Icahn Parties, Franklin, the SAC Parties or Frank Biondi, (iv) the SAC Parties that they are the beneficial owners of shares of Common Stock beneficially owned by the Icahn Parties, Franklin, the JANA Parties or Frank Biondi, or (v) Frank Biondi that he is the beneficial owner of shares of Common Stock beneficially owned by the Icahn Parties, Franklin, the JANA Parties or the SAC Parties.

EXHIBIT 2

FOR IMMEDIATE RELEASE

ICAHN AFFILIATE RETAINED BY ISTITHMAR MEDIA INVESTMENTS
TO ADVISE ON TIME WARNER INVESTMENT

        New York, February 6, 2006—Carl Icahn announced today that Istithmar Media Investments Ltd. ("IMI") has retained Icahn Institutional Services LLC ("IIS"), an entity wholly owned by Mr. Icahn, to serve as the investment advisor to IMI with respect to IMI's economic exposure to shares of Time Warner Inc. ("TWX") common stock that IMI has announced that it intends to acquire pursuant to certain financial arrangements into which IMI intends to enter. The agreement, which provides that it is to become effective on the date that IMI acquires its intended economic exposure to TWX shares, further provides that IIS will, when requested by IMI, consult with IMI with respect to the businesses and operations of TWX and the strategy that Mr. Icahn and his affiliates are employing with respect to their proposals for TWX, and advise IMI with respect to its economic exposure to TWX common stock.

        Pursuant to the agreement, IIS's services will be advisory only. All decisions relating to IMI's investments (including all determinations as to the acquisition, disposition, holding or voting of any securities that IMI may acquire) will be made solely by IMI. IIS will have no power or authority, and will have no responsibility or obligation, to make any investment, voting or other decision on IMI's behalf with respect to any securities. The agreement will remain in effect, subject to certain early termination provisions, until July 1, 2006. In consideration of IIS's investment advisory services under the agreement, IMI will pay to IIS a fee based upon any profits earned by IMI in respect of its economic exposure to TWX common stock, a portion of which fee will be paid by IIS to an affiliate of Island Capital Group LLC. There is no contract, agreement, understanding or relationship, written or oral, between IMI and IIS or Mr. Icahn with respect to voting, acquisition, disposition, holding or investment power over any shares of TWX.

        Mr. Icahn stated: "I look forward to advising Istithmar with respect to Time Warner and hope their investment will be successful."

    For additional information, please contact:
    Susan Gordon
    Icahn Associates Corp.
    (212) 702-4309

        SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, AMERICAN REAL ESTATE PARTNERS, L.P., FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC, FRANK J. BIONDI, JR. AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE    SECURITIES AND EXCHANGE    COMMISSION'S    WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 14A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY ICAHN PARTNERS LP ON FEBRUARY 6, 2006.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12
Time Warner Inc.
(Name of Registrant as Specified In Its Charter)

Icahn Partners LP
Icahn Partners Master Fund LP
American Real Estate Partners, L.P.
Carl C. Icahn
Franklin Mutual Advisers, LLC
JANA Partners LLC
JANA Master Fund, Ltd.
S.A.C. Capital Advisors, LLC
S.A.C. Capital Associates, LLC
Frank J. Biondi, Jr.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

        On February 6, 2006, Icahn Management LP sent out an email regarding the presentation of the report on Time Warner Inc. that was prepared by Lazard and delivered to the Icahn Group. A copy of the email is filed herewith as Exhibit 2.

        SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS 0.MASTER FUND LP, AMERICAN REAL ESTATE PARTNERS, L.P., FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC, FRANK J. BIONDI, JR. AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 HERETO.

EXHIBIT 1

PARTICIPANTS

        The participants in the solicitation of proxies (the "Participants") include the following: Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), American Real Estate Partners, L.P. ("AREP"), Mr. Carl C. Icahn, Mr. Vincent J. Intrieri, Mr. Keith A. Meister, Mr. Nick Graziano, Franklin Mutual Advisers, LLC ("FMA"), Mr. Michael Embler, Ms. Mandana Hormozi, Mr. Peter Langerman, JANA Partners LLC ("JANA Partners"), JANA Master Fund, Ltd. ("JANA Master"), Mr. Barry Rosenstein, S.A.C. Capital Advisors, LLC ("SAC Advisors"), S.A.C. Capital Associates, LLC ("SAC Associates"), Mr. Steven A. Cohen, Mr. David L. Older, Mr. Drew E. Gillanders and Mr. Frank J. Biondi, Jr.

        Icahn Partners, Icahn Master and AREP (collectively, the "Icahn Parties") are entities controlled by Carl C. Icahn. Carl C. Icahn is a principal of each of the Icahn Parties. Keith A. Meister, Nick Graziano and Vincent J. Intrieri are employees and/or officers or directors of one or more of the Icahn Parties. Each of Messrs. Icahn, Meister, Graziano and Intrieri may participate in soliciting proxies from Time Warner stockholders. Messrs. Meister, Graziano and Intrieri do not own beneficially any interest in securities of Time Warner, and will not receive any special compensation in connection with such solicitation.

        Franklin Mutual Advisers, LLC ("FMA") is an investment adviser to a number of investment companies which beneficially own common stock of Time Warner. Mr. Embler, Mr. Langerman and Ms. Hormozi are employees and/or officers of FMA who may also participate in soliciting proxies from Time Warner stockholders. Messrs. Embler and Langerman and Ms. Hormozi do not own beneficially any interest in securities of Time Warner, and will not receive any special compensation in connection with such solicitation.

        JANA Partners and JANA Master (collectively, the "JANA Parties") are entities controlled by Mr. Rosenstein and Gary Claar. Mr. Rosenstein may participate in soliciting proxies from Time Warner stockholders.

        SAC Advisors is controlled by Mr. Cohen. Pursuant to an investment agreement, SAC Advisors has investment and voting power with respect to the securities held by SAC Associates (together with SAC Advisors, the "SAC Parties"). Mr. Older is an employee of CR Intrinsic Investors, LLC, an affiliate of SAC Advisors, and Mr. Gillanders is an employee of SAC Advisors. Each of Messrs. Cohen, Older and Gillanders may participate in soliciting proxies from Time Warner stockholders. Messrs. Older and Gillanders do not own beneficially any interest in securities of Time Warner, and will not receive any special compensation in connection with such solicitation.

        Frank J. Biondi, Jr. is a managing director of WaterView Advisors LLC, which serves as the investment manager for WaterView Partners, L.P., a private equity partnership. Mr. Biondi may participate in soliciting proxies from Time Warner stockholders.

	Beneficial Ownership Table*
Name	Shares of Common Stock	Percentage of Outstanding
Icahn Parties(1)(6)	61,938,842	1.35%
FMA(2)(6)	29,098,525	0.64%
JANA Parties(3)(6)	30,003,200	0.66%
SAC Parties(4)(6)	29,000,000	0.63%
Frank Biondi(5)(6)	25,200	0.0006%
TOTAL	150,065,767	3.28%

*
Details of beneficial ownership set forth in items (1), (2), (3), (4), (5) and (6) below. Number of shares of Common Stock may include shares underlying call options. Percentages based on the 4,575,364,733 shares of Common Stock stated by Time Warner Inc. to be outstanding as of October 28, 2005 in its Quarterly Report on 10-Q filed with the SEC on November 2, 2005.

(1)
The Icahn Parties

Icahn Partners is a Delaware limited partnership principally engaged in the business of investing in securities. Icahn Onshore LP ("Icahn Onshore") is a Delaware limited partnership primarily engaged in the business of acting as the general partner of Icahn Partners. CCI Onshore Corp. ("CCI Onshore") is a Delaware corporation primarily engaged in the business of acting as the general partner of Icahn Onshore. CCI Onshore is wholly owned by Mr. Icahn.

Icahn Master is a Cayman Islands exempted limited partnership principally engaged in the business of investing in securities. Icahn Offshore LP ("Icahn Offshore") is a Delaware limited partnership primarily engaged in the business of acting as the general partner of Icahn Master. CCI Offshore Corp. ("CCI Offshore") is a Delaware corporation primarily engaged in the business of acting as the general partner of Icahn Offshore. CCI Offshore is wholly owned by Mr. Icahn.

AREP is a publicly-traded Delaware master limited partnership engaged in a variety of businesses, including rental real estate, real estate development, hotel and resort operations, hotel and casino operations, oil and gas exploration and production, home fashions and investments in equity and debt securities. American Property Investors, Inc. ("API") is a Delaware corporation primarily engaged in the business of acting as the general partner of AREP. Beckton Corp. ("Beckton") is a Delaware corporation primarily engaged in the business of holding the stock of API. Beckton is wholly owned by Mr. Icahn.

Carl C. Icahn is a principal of the Icahn Parties. Through his ownership of CCI Onshore, CCI Offshore and Beckton, Mr. Icahn indirectly controls the Icahn Parties. Vincent J. Intrieri, Nick Graziano and Keith A. Meister are employees and/or officers or directors of one or more of the Icahn Parties and various other entities controlled by Mr. Icahn.

Mr. Icahn, through his control of the Icahn Parties, is the indirect beneficial owner of 61,938,842 shares (including shares underlying call options) of common stock ("Common Stock") of Time Warner, which represents approximately 1.35% of outstanding shares of Common Stock as of the date hereof.

Icahn Master is the direct beneficial owner of 28,314,472 shares (including shares underlying call options) of the Common Stock, Icahn Partners is the direct beneficial owner of 21,321,580 shares (including shares underlying call options) of the Common Stock and AREP is the direct beneficial owner of 12,302,790 shares of the Common Stock (including shares underlying call options). Icahn Offshore, as the general partner of Icahn Master, and CCI Offshore, as the general partner of Icahn Offshore, are each indirect beneficial owners of the shares of Common Stock directly owned by Icahn Master. Icahn Onshore, as the general partner of Icahn Partners, and CCI Onshore, as the general partner of Icahn Onshore, are each indirect beneficial owners of the shares of Common Stock directly owned by Icahn Partners. API, as the general partner of AREP, and Beckton, as the sole stockholder of API, are each indirect beneficial owners of the shares of Common Stock directly owned by AREP. Carl C. Icahn, as the sole stockholder of each of CCI Offshore, CCI Onshore and Beckton, is the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Master, Icahn Partners and AREP.

(2)
The Franklin Parties

FMA is a Delaware limited liability company registered as an investment advisor with the U.S. Securities and Exchange Commission. Pursuant to advisory contracts with each of its investment company clients, FMA has sole investment and voting discretion over the shares of the Common Stock of Time Warner beneficially owned by its advisory funds. FMA is a subsidiary of Franklin Resources, Inc., a publicly-listed global investment organization operating as Franklin Templeton Investments.

Michael Embler is Chief Investment Officer and Senior Vice President of FMA. Mandana Hormozi is a research analyst for FMA. Peter Langerman is president and CEO of FMA and chairman of Franklin Mutual Series Funds Inc., whose funds comprise the majority of assets managed by FMA.

FMA, through its control of the shares owned by its advisory funds, may be deemed to be the beneficial owner of 29,098,525 shares (including shares underlying call options) of Time Warner,

  which represents approximately 0.64% of outstanding shares of Common Stock as of the date hereof.

(3)
The JANA Parties

JANA Partners is a Delaware limited liability company principally engaged in the business of making investments. JANA Master is a Cayman Islands exempted company principally engaged in the business of making investments. JANA Partners serves as the investment manager to JANA Master and a separate managed account. Barry Rosenstein is the founder and managing partner of JANA Partners.

JANA Master is the direct beneficial owner of 28,450,012 shares (including shares underlying call options) of Common Stock, which represents approximately 0.62% of outstanding shares of Common Stock as of the date hereof. In addition, a separate account managed by JANA Partners is the direct beneficial owner of 1,553,188 shares (including shares underlying call options) of Common Stock, which represents approximately 0.034% of outstanding shares of Common Stock as of the date hereof. As the investment manager of JANA Master and the managed account, JANA Partners may be deemed to be an indirect beneficial owner of the 30,003,200 shares of Common Stock directly beneficially owned by JANA Master and the managed account. As the managing partner of JANA Partners, Mr. Rosenstein may be deemed to be an indirect beneficial owner of such shares.

(4)
The SAC Parties

SAC Advisors is a Delaware limited liability company principally engaged in the business of serving as investment manager to private investment funds, including SAC Associates. SAC Associates is a private investment fund that is an Anguillan limited liability company. Steven A. Cohen is a principal of SAC Advisors. David L. Older is an employee of CR Intrinsic Investors, LLC, an affiliate of SAC Advisors, and Drew E. Gillanders is an employee of SAC Advisors.

SAC Associates is the direct beneficial owner of 29,000,000 shares of Common Stock, which represents approximately 0.63% of outstanding shares of Common Stock as of the date hereof. SAC Advisors, as investment manager to SAC Associates, may be deemed to be the indirect beneficial owner of such shares. Mr. Cohen, through his control of SAC Advisors, may also be deemed to be an indirect beneficial owner of such shares.

(5)
Frank J. Biondi, Jr.

Frank J. Biondi, Jr. is a managing director of WaterView Advisors LLC, which serves as the investment manager for WaterView Partners, L.P., a private equity partnership. Mr. Biondi is the beneficial owner of 25,200 shares (including shares held in an estate-planning trust) of Common Stock, which represents approximately 0.0006% of outstanding shares of Common Stock as of the date hereof.

(6)
Additional Information

In addition, the Icahn Parties, FMA, the JANA Parties, the SAC Parties, Mr. Biondi and certain of their respective affiliates may each be deemed to be a member of a "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), which group beneficially owns 150,065,767 shares (including shares underlying call options) of Common Stock, representing approximately 3.28% of outstanding shares of Common Stock as of the date hereof. However, neither the fact of this filing nor anything contained herein shall be deemed to be an admission by any of (i) the Icahn Parties that they are the beneficial owners of shares of Common Stock beneficially owned by Franklin, the JANA Parties, the SAC Parties or Frank Biondi, (ii) Franklin that they are the beneficial owners of shares of Common Stock beneficially owned by the Icahn Parties, the JANA Parties, the SAC Parties or Frank Biondi, (iii) the JANA Parties that they are the beneficial owners of shares of Common Stock beneficially owned by the Icahn Parties, Franklin, the SAC Parties or Frank Biondi, (iv) the SAC Parties that they are the beneficial owners of shares of Common Stock beneficially owned by the Icahn Parties, Franklin, the JANA Parties or Frank Biondi, or (v) Frank Biondi that he is the beneficial owner of shares of Common Stock beneficially owned by the Icahn Parties, Franklin, the JANA Parties or the SAC Parties.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12
Time Warner Inc.
(Name of Registrant as Specified In Its Charter)

Icahn Partners LP
Icahn Partners Master Fund LP
American Real Estate Partners, L.P.
Carl C. Icahn
Franklin Mutual Advisers, LLC
JANA Partners LLC
JANA Master Fund, Ltd.
S.A.C. Capital Advisors, LLC
S.A.C. Capital Associates, LLC
Frank J. Biondi, Jr.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

        On February 3, 2006, Carl C. Icahn issued a press release announcing a press conference relating to Time Warner Inc. A copy of the press release is filed herewith as Exhibit 2.

        SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, AMERICAN REAL ESTATE PARTNERS, L.P., FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC, FRANK J. BIONDI, JR. AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 HERETO.

EXHIBIT 1

PARTICIPANTS

        The participants in the solicitation of proxies (the "Participants") include the following: Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), American Real Estate Partners, L.P. ("AREP"), Mr. Carl C. Icahn, Mr. Vincent J. Intrieri, Mr. Keith A. Meister, Mr. Nick Graziano, Franklin Mutual Advisers, LLC ("FMA"), Mr. Michael Embler, Ms. Mandana Hormozi, Mr. Peter Langerman, JANA Partners LLC ("JANA Partners"), JANA Master Fund, Ltd. ("JANA Master"), Mr. Barry Rosenstein, S.A.C. Capital Advisors, LLC ("SAC Advisors"), S.A.C. Capital Associates, LLC ("SAC Associates"), Mr. Steven A. Cohen, Mr. David L. Older, Mr. Drew E. Gillanders and Mr. Frank J. Biondi, Jr.

        Icahn Partners, Icahn Master and AREP (collectively, the "Icahn Parties") are entities controlled by Carl C. Icahn. Carl C. Icahn is a principal of each of the Icahn Parties. Keith A. Meister, Nick Graziano and Vincent J. Intrieri are employees and/or officers or directors of one or more of the Icahn Parties. Each of Messrs. Icahn, Meister, Graziano and Intrieri may participate in soliciting proxies from Time Warner stockholders. Messrs. Meister, Graziano and Intrieri do not own beneficially any interest in securities of Time Warner, and will not receive any special compensation in connection with such solicitation.

        Franklin Mutual Advisers, LLC ("FMA") is an investment adviser to a number of investment companies which beneficially own common stock of Time Warner. Mr. Embler, Mr.  Langerman and Ms. Hormozi are employees and/or officers of FMA who may also participate in soliciting proxies from Time Warner stockholders. Messrs. Embler and Langerman and Ms.  Hormozi do not own beneficially any interest in securities of Time Warner, and will not receive any special compensation in connection with such solicitation.

        JANA Partners and JANA Master (collectively, the "JANA Parties") are entities controlled by Mr. Rosenstein and Gary Claar. Mr. Rosenstein may participate in soliciting proxies from Time Warner stockholders.

        SAC Advisors is controlled by Mr. Cohen. Pursuant to an investment agreement, SAC Advisors has investment and voting power with respect to the securities held by SAC Associates (together with SAC Advisors, the "SAC Parties"). Mr. Older is an employee of CR Intrinsic Investors, LLC, an affiliate of SAC Advisors, and Mr. Gillanders is an employee of SAC Advisors. Each of Messrs. Cohen, Older and Gillanders may participate in soliciting proxies from Time Warner stockholders. Messrs. Older and Gillanders do not own beneficially any interest in securities of Time Warner, and will not receive any special compensation in connection with such solicitation.

        Frank J. Biondi, Jr. is a managing director of WaterView Advisors LLC, which serves as the investment manager for WaterView Partners, L.P., a private equity partnership. Mr. Biondi may participate in soliciting proxies from Time Warner stockholders.

The Icahn Parties

        Icahn Partners is a Delaware limited partnership principally engaged in the business of investing in securities. Icahn Onshore LP ("Icahn Onshore") is a Delaware limited partnership primarily engaged in the business of acting as the general partner of Icahn Partners. CCI Onshore Corp. ("CCI Onshore") is a Delaware corporation primarily engaged in the business of acting as the general partner of Icahn Onshore. CCI Onshore is wholly owned by Mr. Icahn.

        Icahn Master is a Cayman Islands exempted limited partnership principally engaged in the business of investing in securities. Icahn Offshore LP ("Icahn Offshore") is a Delaware limited partnership primarily engaged in the business of acting as the general partner of Icahn Master. CCI Offshore Corp. ("CCI Offshore") is a Delaware corporation primarily engaged in the business of acting as the general partner of Icahn Offshore. CCI Offshore is wholly owned by Mr. Icahn.

        AREP is a publicly-traded Delaware master limited partnership engaged in a variety of businesses, including rental real estate, real estate development, hotel and resort operations, hotel and casino operations, oil and gas exploration and production, home fashions and investments in equity and debt securities. American Property Investors, Inc. ("API") is a Delaware corporation primarily engaged in the business of acting as the general partner of AREP. Beckton Corp. ("Beckton") is a Delaware corporation primarily engaged in the business of holding the stock of API. Beckton is wholly owned by Mr. Icahn.

        Carl C. Icahn is a principal of the Icahn Parties. Through his ownership of CCI Onshore, CCI Offshore and Beckton, Mr. Icahn indirectly controls the Icahn Parties. Vincent J. Intrieri, Nick Graziano and Keith A. Meister are employees and/or officers or directors of one or more of the Icahn Parties and various other entities controlled by Mr. Icahn.

        Mr. Icahn, through his control of the Icahn Parties, is the indirect beneficial owner of 61,938,842 shares (including shares underlying call options) of common stock ("Common Stock") of Time Warner, which represents approximately 1.35% of outstanding shares of Common Stock as of the date hereof.

        Icahn Master is the direct beneficial owner of 28,314,472 shares (including shares underlying call options) of the Common Stock, Icahn Partners is the direct beneficial owner of 21,321,580 shares (including shares underlying call options) of the Common Stock and AREP is the direct beneficial owner of 12,302,790 shares of the Common Stock. Icahn Offshore, as the general partner of Icahn Master, and CCI Offshore, as the general partner of Icahn Offshore, may each be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Master. Icahn Onshore, as the general partner of Icahn Partners, and CCI Onshore, as the general partner of Icahn Onshore, may each be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Partners. API, as the general partner of AREP, and Beckton, as the sole stockholder of API, may each be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by AREP. Carl C. Icahn, as the sole stockholder of each of CCI Offshore, CCI Onshore and Beckton, may be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Master, Icahn Partners and AREP.

The Franklin Parties

        FMA is a Delaware limited liability company registered as an investment advisor with the U.S. Securities and Exchange Commission. Pursuant to advisory contracts with each of its investment company clients, FMA has sole investment and voting discretion over the shares of the Common Stock of Time Warner beneficially owned by its advisory funds. FMA is a subsidiary of Franklin Resources, Inc., a publicly-listed global investment organization operating as Franklin Templeton Investments.

        Michael Embler is Chief Investment Officer and Senior Vice President of FMA. Mandana Hormozi is a research analyst for FMA. Peter Langerman is president and CEO of FMA and chairman of Franklin Mutual Series Funds Inc., whose funds comprise the majority of assets managed by FMA.

        FMA, through its control of the shares owned by its advisory funds, may be deemed to be the beneficial owner of 29,098,525 shares (including shares underlying call options) of Time Warner, which represents approximately 0.64% of outstanding shares of Common Stock as of the date hereof.

The JANA Parties

        JANA Partners is a Delaware limited liability company principally engaged in the business of making investments. JANA Master is a Cayman Islands exempted company principally engaged in the business of making investments. JANA Partners serves as the investment manager to JANA Master and a separate managed account. Barry Rosenstein is the founder and managing partner of JANA Partners.

        JANA Master is the direct beneficial owner of 28,450,012 shares (including shares underlying call options) of Common Stock, which represents approximately 20.62% of outstanding shares of Common Stock as of the date hereof. In addition, a separate account managed by JANA Partners is the direct beneficial owner of 1,553,188 shares (including shares underlying call options) of Common Stock, which represents approximately 0.034% of outstanding shares of Common Stock as of the date hereof. As the investment manager of JANA Master and the managed account, JANA Partners may be deemed to be an indirect beneficial owner of the 30,003,200 shares of Common Stock directly beneficially owned by JANA Master and the managed account. As the managing partner of JANA Partners, Mr. Rosenstein may be deemed to be an indirect beneficial owner of such shares.

The SAC Parties

        SAC Advisors is a Delaware limited liability company principally engaged in the business of serving as investment manager to private investment funds, including SAC Associates. SAC Associates is a private investment fund that is an Anguillan limited liability company. Steven A. Cohen is a principal of SAC Advisors. David L. Older is an employee of CR Intrinsic Investors, LLC, an affiliate of SAC Advisors, and Drew E. Gillanders is an employee of SAC Advisors.

        SAC Associates is the direct beneficial owner of 29,000,000 shares of Common Stock, which represents approximately 0.63% of outstanding shares of Common Stock as of the date hereof. SAC Advisors, as investment manager to SAC Associates, may be deemed to be the indirect beneficial owner of such shares. Mr. Cohen, through his control of SAC Advisors, may also be deemed to be an indirect beneficial owner of such shares.

Frank J. Biondi, Jr.

        Frank J. Biondi, Jr. is a managing director of WaterView Advisors LLC, which serves as the investment manager for WaterView Partners, L.P., a private equity partnership. Mr. Biondi is the beneficial owner of 25,200 shares (including shares held in an estate-planning trust) of Common Stock, which represents approximately 0.0006% of outstanding shares of Common Stock as of the date hereof.

        In addition, the Icahn Parties, FMA, the JANA Parties, the SAC Parties, Mr. Biondi and certain of their respective affiliates may each be deemed to be a member of a "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), which group beneficially owns 150,065,767 shares (including shares underlying call options) of Common Stock, representing approximately 3.28% of outstanding shares of Common Stock as of the date hereof. However, neither the fact of this filing nor anything contained herein shall be deemed to be an admission by any of such parties that it is the beneficial owner of any shares of Common Stock beneficially owned by any of the other parties, except as otherwise disclosed herein.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12
Time Warner Inc.
(Name of Registrant as Specified In Its Charter)

Icahn Partners LP
Icahn Partners Master Fund LP
American Real Estate Partners, L.P.
Carl C. Icahn
Franklin Mutual Advisers, LLC
JANA Partners LLC
JANA Master Fund, Ltd.
S.A.C. Capital Advisors, LLC
S.A.C. Capital Associates, LLC
Frank J. Biondi, Jr.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

        Carl Icahn's letter to the editor of The Wall Street Journal, relating to Time Warner Inc., was published by The Wall Street Journal on January 30, 2006.

        A copy of the letter to the editor of The Wall Street Journal is filed herewith as Exhibit 2. On January 30, 2006, Carl Icahn issued a press release relating to the Icahn Group's retention of Frank J. Biondi, Jr. to provide services to them with respect to a proxy fight to be brought by the Icahn Group in connection with the 2006 annual meeting of stockholders of Time Warner Inc. A copy of the press release is filed herewith as Exhibit 3. In exchange for the services described in the press release, Mr. Biondi will be paid fees by the Icahn Group as follows. If for any reason the Biondi slate is not proposed or if the members of the Biondi slate are not all elected to Time Warner's board, Mr. Biondi will receive an amount equal to the greater of (i) $6 million and (ii) 3 million multiplied by the difference between $18 and the volume weighted average price of Time Warner common stock on the 30th day following the annual meeting (the "Alternative Amount"). If all of the members of the Biondi slate are elected to the board of Time Warner, Mr. Biondi will receive an amount equal to the greater of (i) $10 million and (ii) the Alternative Amount. In addition, the Icahn Group has agreed to indemnify Mr. Biondi for certain costs, expenses, liabilities and losses incurred by Mr. Biondi in connection with the proxy fight and the provision of his services.

        SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, AMERICAN REAL ESTATE PARTNERS, L.P., FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC, FRANK J. BIONDI, JR., AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 HERETO.

EXHIBIT 1

PARTICIPANTS

        The participants in the solicitation of proxies (the "Participants") include the following: Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), American Real Estate Partners, L.P. ("AREP"), Mr. Carl C. Icahn, Mr. Vincent J. Intrieri, Mr. Keith A. Meister, Mr. Nick Graziano, Franklin Mutual Advisers, LLC ("FMA"), Mr. Michael Embler, Ms. Mandana Hormozi, Mr. Peter Langerman, JANA Partners LLC ("JANA Partners"), JANA Master Fund, Ltd. ("JANA Master"), Mr. Barry Rosenstein, S.A.C. Capital Advisors, LLC ("SAC Advisors"), S.A.C. Capital Associates, LLC ("SAC Associates"), Mr. Steven A. Cohen, Mr. David L. Older, Mr. Drew E. Gillanders, and Mr. Frank J. Biondi, Jr.

        Icahn Partners, Icahn Master and AREP (collectively, the "Icahn Parties") are entities controlled by Carl C. Icahn. Carl C. Icahn is a principal of each of the Icahn Parties. Keith A. Meister, Nick Graziano and Vincent J. Intrieri are employees and/or officers or directors of one or more of the Icahn Parties. Each of Messrs. Icahn, Meister, Graziano and Intrieri may participate in soliciting proxies from Time Warner stockholders. Messrs. Meister, Graziano and Intrieri do not own beneficially any interest in securities of Time Warner, and will not receive any special compensation in connection with such solicitation.

        Franklin Mutual Advisers, LLC ("FMA") is an investment adviser to a number of investment companies which beneficially own common stock of Time Warner. Mr. Embler, Mr. Langerman and Ms. Hormozi are employees and/or officers of FMA who may also participate in soliciting proxies from Time Warner stockholders. Messrs. Embler and Langerman and Ms. Hormozi do not own beneficially any interest in securities of Time Warner, and will not receive any special compensation in connection with such solicitation.

        JANA Partners and JANA Master (collectively, the "JANA Parties") are entities controlled by Mr. Rosenstein and Gary Claar. Mr. Rosenstein may participate in soliciting proxies from Time Warner stockholders.

        SAC Advisors is controlled by Mr. Cohen. Pursuant to an investment agreement, SAC Advisors has investment and voting power with respect to the securities held by SAC Associates (together with SAC Advisors, the "SAC Parties"). Mr. Older is an employee of CR Intrinsic Investors, LLC, an affiliate of SAC Advisors, and Mr. Gillanders is an employee of SAC Advisors. Each of Messrs. Cohen, Older and Gillanders may participate in soliciting proxies from Time Warner stockholders. Messrs. Older and Gillanders do not own beneficially any interest in securities of Time Warner, and will not receive any special compensation in connection with such solicitation.

        Frank J. Biondi, Jr. is a managing director of WaterView Advisors LLC, which serves as the investment manager for WaterView Partners, L.P., a private equity partnership. Mr. Biondi may participate in soliciting proxies from Time Warner stockholders.

The Icahn Parties

        Icahn Partners is a Delaware limited partnership principally engaged in the business of investing in securities. Icahn Onshore LP ("Icahn Onshore") is a Delaware limited partnership primarily engaged in the business of acting as the general partner of Icahn Partners. CCI Onshore Corp. ("CCI Onshore") is a Delaware corporation primarily engaged in the business of acting as the general partner of Icahn Onshore. CCI Onshore is wholly owned by Mr. Icahn.

        Icahn Master is a Cayman Islands exempted limited partnership principally engaged in the business of investing in securities. Icahn Offshore LP ("Icahn Offshore") is a Delaware limited partnership primarily engaged in the business of acting as the general partner of Icahn Master. CCI Offshore Corp. ("CCI Offshore") is a Delaware corporation primarily engaged in the business of acting as the general partner of Icahn Offshore. CCI Offshore is wholly owned by Mr. Icahn.

        AREP is a publicly-traded Delaware master limited partnership engaged in a variety of businesses, including rental real estate, real estate development, hotel and resort operations, hotel and casino operations, oil and gas exploration and production, home fashions and investments in equity and debt securities. American Property Investors, Inc. ("API") is a Delaware corporation primarily engaged in the business of acting as the general partner of AREP. Beckton Corp. ("Beckton") is a Delaware corporation primarily engaged in the business of holding the stock of API. Beckton is wholly owned by Mr. Icahn.

        Carl C. Icahn is a principal of the Icahn Parties. Through his ownership of CCI Onshore, CCI Offshore and Beckton, Mr. Icahn indirectly controls the Icahn Parties. Vincent J. Intrieri, Nick Graziano and Keith A. Meister are employees and/or officers or directors of one or more of the Icahn Parties and various other entities controlled by Mr. Icahn.

        Mr. Icahn, through his control of the Icahn Parties, is the indirect beneficial owner of 61,938,842 shares (including shares underlying call options) of common stock ("Common Stock") of Time Warner, which represents approximately 1.35% of outstanding shares of Common Stock as of the date hereof. Since the last filing on Schedule 14A, the Icahn Parties have acquired beneficial ownership of 6,513,942 shares of Common Stock.

        Icahn Master is the direct beneficial owner of 28,314,472 shares (including shares underlying call options) of the Common Stock, Icahn Partners is the direct beneficial owner of 21,321,580 shares (including shares underlying call options) of the Common Stock and AREP is the direct beneficial owner of 12,302,790 shares of the Common Stock. Icahn Offshore, as the general partner of Icahn Master, and CCI Offshore, as the general partner of Icahn Offshore, may each be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Master. Icahn Onshore, as the general partner of Icahn Partners, and CCI Onshore, as the general partner of Icahn Onshore, may each be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Partners. API, as the general partner of AREP, and Beckton, as the sole stockholder of API, may each be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by AREP. Carl C. Icahn, as the sole stockholder of each of CCI Offshore, CCI Onshore and Beckton, may be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Master, Icahn Partners and AREP.

The Franklin Parties

        FMA is a Delaware limited liability company registered as an investment advisor with the U.S. Securities and Exchange Commission. Pursuant to advisory contracts with each of its investment company clients, FMA has sole investment and voting discretion over the shares of the Common Stock of Time Warner beneficially owned by its advisory funds. FMA is a subsidiary of Franklin Resources, Inc., a publicly-listed global investment organization operating as Franklin Templeton Investments.

        Michael Embler is Chief Investment Officer and Senior Vice President of FMA. Mandana Hormozi is a research analyst for FMA. Peter Langerman is president and CEO of FMA and chairman of Franklin Mutual Series Funds Inc., whose funds comprise the majority of assets managed by FMA.

        FMA, through its control of the shares owned by its advisory funds, may be deemed to be the beneficial owner of 29,098,525 shares (including shares underlying call options) of Time Warner, which represents approximately 0.64% of outstanding shares of Common Stock as of the date hereof.

The JANA Parties

        JANA Partners is a Delaware limited liability company principally engaged in the business of making investments. JANA Master is a Cayman Islands exempted company principally engaged in the business of making investments. JANA Partners serves as the investment manager to JANA Master and a separate managed account. Barry Rosenstein is the founder and managing partner of JANA Partners.

        JANA Master is the direct beneficial owner of 28,450,012 shares (including shares underlying call options) of Common Stock, which represents approximately 0.62% of outstanding shares of Common

Stock as of the date hereof. In addition, a separate account managed by JANA Partners is the direct beneficial owner of 1,553,188 shares (including shares underlying call options) of Common Stock, which represents approximately 0.034% of outstanding shares of Common Stock as of the date hereof. As the investment manager of JANA Master and the managed account, JANA Partners may be deemed to be an indirect beneficial owner of the 30,003,200 shares of Common Stock directly beneficially owned by JANA Master and the managed account. As the managing partner of JANA Partners, Mr.  Rosenstein may be deemed to be an indirect beneficial owner of such shares.

The SAC Parties

        SAC Advisors is a Delaware limited liability company principally engaged in the business of serving as investment manager to private investment funds, including SAC Associates. SAC Associates is a private investment fund that is an Anguillan limited liability company. Steven A. Cohen is a principal of SAC Advisors. David L. Older is an employee of CR Intrinsic Investors, LLC, an affiliate of SAC Advisors, and Drew E. Gillanders is an employee of SAC Advisors.

        SAC Associates is the direct beneficial owner of 29,000,000 shares of Common Stock, which represents approximately 0.63% of outstanding shares of Common Stock as of the date hereof. SAC Advisors, as investment manager to SAC Associates, may be deemed to be the indirect beneficial owner of such shares. Mr. Cohen, through his control of SAC Advisors, may also be deemed to be an indirect beneficial owner of such shares.

Frank J. Biondi, Jr.

        Frank J. Biondi, Jr. is a managing director of WaterView Advisors LLC, which serves as the investment manager for WaterView Partners, L.P., a private equity partnership. Mr. Biondi is the beneficial owner of 25,200 shares (including shares held in an estate-planning trust) of Common Stock, which represents approximately 0.0006% of outstanding shares of Common Stock as of the date hereof.

        In addition, the Icahn Parties, FMA, the JANA Parties, the SAC Parties, Mr. Biondi and certain of their respective affiliates may each be deemed to be a member of a "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), which group beneficially owns 150,065,767 shares (including shares underlying call options) of Common Stock, representing approximately 3.28% of outstanding shares of Common Stock as of the date hereof. However, neither the fact of this filing nor anything contained herein shall be deemed to be an admission by any of such parties that it is the beneficial owner of any shares of Common Stock beneficially owned by any of the other parties, except as otherwise disclosed herein.

EXHIBIT 2

Poor Performance, but No Consequences

To the Editor:

        Alan Murray's "Business" column "Icahn Should Admit Defeat on Time Warner" (Jan. 25) is at bottom an argument for expunging the word "accountability" from Corporate America's rule book. "It is time to liberate Dick Parsons," Mr. Murray writes in his twisted defense of the Time Warner chief's four-year record of less than stellar management. Liberate him to do what? During Mr. Parson's regime, he and his team have failed miserably at taking measures to bolster the market price of Time Warner stock which has been on virtual lockdown since 2002.

        Here are some facts: Four years ago, America Online was well-positioned to take on Yahoo!, Google and eBay in the rapidly growing on-line world. Since then the share prices of these competitors have soared while AOL's value has dwindled. Opportunity lost. Two years ago, Time Warner sold its music division for a song. Another opportunity lost. Meanwhile, Time Warner has spent hundreds of millions of dollars and a great deal of energy and time building opulent offices at Columbus Circle as well as spending millions of dollars per year on what I believe to be counter productive, unnecessary overhead. And, lest we forget, Mr. Parsons was a key participant six years ago in his company's ruinous merger with AOL. Mr. Parsons obviously did not overlook this fact when he and other directors received releases, as part of the company's recent $3 billion shareholder litigation settlement, all paid for by the company, not the directors. Nor did he neglect his own self-interests when, shortly after the AOL transaction closed, he sold 700,000 shares of Time Warner stock for $50 a share, hardly a morale builder for employees, many of whom have their "nest eggs" tied up in Time Warner stock.

        Time Warner's board of directors may think this constitutes acceptable performance. But ask yourself one question: If this were your own family's business, based on Mr. Parsons's track record, would you renew his contract, or even give him an interview in your search for a new CEO?

        Indeed in 2001, in a New Yorker interview, Mr. Parsons stated, ".. . We are a huge global company. Do we know how to manage these things? Time will tell but it is not clear to me that we do." Time has spoken and to us, the answer is clearly "No".

        Mr. Murray holds a very different view of management. He believes Mr. Parsons should keep his post because—get this—my recent investment in Time Warner and my calls for breaking up the company haven't resulted in a rush of new investors and a surge in stock price. Need I remind Mr. Murray that since my public involvement with Time Warner, the company has increased its stock buyback program to over $12 billion and has finally begun to address the strategic shortcomings of AOL? While a great deal more needs to be done on these and other fronts, I believe that without my healthy prodding and without the hope that this board will be replaced at the May shareholders meeting, Time Warner's share price would be even lower than it is today.

        The problem with Time Warner is the problem with much of Corporate America:    There are no consequences for poor performance. While Mr. Murray apparently believes that someone seeking to address this problem, as I am, should give up after six months, I take a longer view.

        So, while Mr. Murray tells us that it's "time to liberate Dick Parsons," I have a better thought:    It's time to hold Dick Parsons accountable.

Carl Icahn
New York

EXHIBIT 3

FOR IMMEDIATE RELEASE

        Frank Biondi Joins Carl Icahn's Investor Group to Lead Proxy Fight for Time Warner

        New York, NY, January 30, 2006—Frank Biondi, former Chairman and CEO of Universal Studios, Inc. and former President and CEO of Viacom, Inc. has joined Carl Icahn and his investor group in their effort to elect directors and implement a turn-around plan for Time Warner.

        Mr. Biondi will lead the proxy fight in conjunction with the Icahn Group. Upon the election of the Icahn/Biondi slate of directors, Mr. Biondi has agreed, if appointed by the board, to serve as Chairman and CEO of Time Warner and to oversee the implementation of the Lazard restructuring plan. This will include a separation of Time Warner's component businesses and a large share repurchase program. The restructuring will provide the strategic platform for each business unit to maximize value for shareholders in today's fast-moving media environment.

        "Frank brings decades of experience building and running successful media businesses," said Icahn. "He helped make Universal, Viacom and HBO into the successes they are today. We are confident he will do the same for HBO's parent company, Time Warner."

        In implementing the Lazard-developed turn-around plan, Mr. Biondi stated he intended to make Time Warner a far more nimble, market-driven organization by reducing its duplicative $500 million-a-year corporate overhead and by freeing the individual companies within Time Warner to successfully pursue their creative and strategic interests.

        "In order to achieve its true potential, Time Warner's culture must change to enable each of its separate business units to develop their own strategies and capitalize on their leading roles in the rapidly evolving media sector" said Biondi. "They must not be constrained by a counterproductive bureaucracy at Columbus Circle. Time Warner has the world's leading media assets. However, its share price has failed to reflect the inherent potential of its assets."

        Currently Senior Managing Director of WaterView Advisors LLC, Mr. Biondi previously was Chairman and Chief Executive Officer of Universal Studios, Inc. From 1987 to 1996, he served as President and Chief Executive Officer of Viacom, Inc. He now serves as a director of Amgen, Inc., Cablevision Systems Corp., Harrah's Entertainment, Inc., Hasbro, Inc., Seagate Technology, and The Bank of New York Company, Inc.

        Prior to joining Viacom, Mr. Biondi was Chairman and CEO of Coca-Cola Television. In addition, he was Executive Vice President of Coca-Cola's then entertainment sector and its predecessor company, Columbia Pictures. Prior to that, he served as CEO of Home Box Office.

        On Tuesday, February 7th at 3:30 PM, Mr. Biondi will be joined by Carl Icahn and Bruce Wasserstein, Chairman of Lazard, to present Lazard's Time Warner study. The Lazard study provides a detailed analysis of Time Warner and a blueprint for how Time Warner should be reconfigured to provide for a more successful, entrepreneurial and valuable company. The event will be open to all Time Warner shareholders and to the media. Later this week, we will provide location details and a Web broadcast and dial-in number for the event for those who cannot attend.

        For further information, contact Susan Gordon at Icahn (212 702 4309) or Frank Biondi (310 476 9879).

        SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, AMERICAN REAL ESTATE PARTNERS, L.P., FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC, FRANK J. BIONDI, JR. AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 14A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY ICAHN PARTNERS LP ON JANUARY 30, 2006.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to ss. 240.14a-12
Time Warner Inc.
(Name of Registrant as Specified In Its Charter)

Icahn Partners LP
Icahn Partners Master Fund LP
American Real Estate Partners, L.P.
Carl C. Icahn
Franklin Mutual Advisers, LLC
JANA Partners LLC
JANA Master Fund, Ltd.
S.A.C. Capital Advisors, LLC
S.A.C. Capital Associates, LLC
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

        On December 19, 2005, the Carl Icahn issued a press release relating to Time Warner Inc. A copy of the press release is filed herewith as Exhibit 2.

        SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, AMERICAN REAL ESTATE PARTNERS, L.P., FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 HERETO. INFORMATION INDICATED HEREIN AS HAVING BEEN OBTAINED FROM THIRD PARTIES IS USED WITHOUT ANY EXPRESS CONSENT OF SUCH THIRD PARTIES AND SHOULD NOT BE VIEWED AS INDICATING THE SUPPORT OF SUCH PERSONS FOR THE VIEWS EXPRESSED HEREIN.

EXHIBIT 1

PARTICIPANTS

        The participants in the solicitation of proxies (the "Participants") include the following: Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), American Real Estate Partners, L.P. ("AREP"), Mr. Carl C. Icahn, Mr. Vincent J. Intrieri, Mr. Keith A. Meister, Mr. Nick Graziano, Franklin Mutual Advisers, LLC ("FMA"), Mr. Michael Embler, Ms. Mandana Hormozi, Mr. Peter Langerman, JANA Partners LLC ("JANA Partners"), JANA Master Fund, Ltd. ("JANA Master"), Mr. Barry Rosenstein, S.A.C. Capital Advisors, LLC ("SAC Advisors"), S.A.C. Capital Associates, LLC ("SAC Associates"), Mr. Steven A. Cohen, Mr. David L. Older and Mr. Drew E. Gillanders.

        Icahn Partners, Icahn Master and AREP (collectively, the "Icahn Parties") are entities controlled by Carl C. Icahn. Carl C. Icahn is a principal of each of the Icahn Parties. Keith A. Meister, Nick Graziano and Vincent J. Intrieri are employees and/or officers or directors of one or more of the Icahn Parties. Each of Messrs. Icahn, Meister, Graziano and Intrieri may participate in soliciting proxies from Time Warner stockholders. Messrs. Meister, Graziano and Intrieri do not own beneficially any interest in securities of Time Warner, and will not receive any special compensation in connection with such solicitation.

        Franklin Mutual Advisers, LLC ("FMA") is an investment adviser to a number of investment companies which beneficially own common stock of Time Warner. Mr. Embler, Mr.  Langerman and Ms. Hormozi are employees and/or officers of FMA who may also participate in soliciting proxies from Time Warner stockholders. Messrs. Embler and Langerman and Ms.  Hormozi do not own beneficially any interest in securities of Time Warner, and will not receive any special compensation in connection with such solicitation.

        JANA Partners and JANA Master (collectively, the "JANA Parties") are entities controlled by Mr. Rosenstein and Gary Claar. Mr. Rosenstein may participate in soliciting proxies from Time Warner stockholders.

        SAC Advisors is controlled by Mr. Cohen. Pursuant to an investment agreement, SAC Advisors has investment and voting power with respect to the securities held by SAC Associates (together with SAC Advisors, the "SAC Parties"). Mr. Older is an employee of CR Intrinsic Investors, LLC, an affiliate of SAC Advisors, and Mr. Gillanders is an employee of SAC Advisors. Each of Messrs. Cohen, Older and Gillanders may participate in soliciting proxies from Time Warner stockholders. Messrs. Older and Gillanders do not own beneficially any interest in securities of Time Warner, and will not receive any special compensation in connection with such solicitation.

The Icahn Parties

        Icahn Partners is a Delaware limited partnership principally engaged in the business of investing in securities. Icahn Onshore LP ("Icahn Onshore") is a Delaware limited partnership primarily engaged in the business of acting as the general partner of Icahn Partners. CCI Onshore Corp. ("CCI Onshore") is a Delaware corporation primarily engaged in the business of acting as the general partner of Icahn Onshore. CCI Onshore is wholly owned by Mr. Icahn.

        Icahn Master is a Cayman Islands exempted limited partnership principally engaged in the business of investing in securities. Icahn Offshore LP ("Icahn Offshore") is a Delaware limited partnership primarily engaged in the business of acting as the general partner of Icahn Master. CCI Offshore Corp. ("CCI Offshore") is a Delaware corporation primarily engaged in the business of acting as the general partner of Icahn Offshore. CCI Offshore is wholly owned by Mr. Icahn.

        AREP is a publicly-traded Delaware master limited partnership engaged in a variety of businesses, including rental real estate, real estate development, hotel and resort operations, hotel and casino operations, oil and gas exploration and production, home fashions and investments in equity and debt securities. American Property Investors, Inc. ("API") is a Delaware corporation primarily engaged in the business of acting as the general partner of AREP. Beckton Corp. ("Beckton") is a Delaware corporation primarily engaged in the business of holding the stock of API. Beckton is wholly owned by Mr. Icahn.

        Carl C. Icahn is a principal of the Icahn Parties. Through his ownership of CCI Onshore, CCI Offshore and Beckton, Mr. Icahn indirectly controls the Icahn Parties. Vincent J. Intrieri, Nick

Graziano and Keith A. Meister are employees and/or officers or directors of one or more of the Icahn Parties and various other entities controlled by Mr. Icahn.

        Mr. Icahn, through his control of the Icahn Parties, may be deemed to be the indirect beneficial owner of 55,424,900 shares (including shares underlying call options) of common stock ("Common Stock") of Time Warner, which represents approximately 1.21% of outstanding shares of Common Stock as of the date hereof.

        Icahn Master is the direct beneficial owner of 24,844,096 shares (including shares underlying call options) of the Common Stock, Icahn Partners is the direct beneficial owner of 19,580,804 shares (including shares underlying call options) of the Common Stock and AREP is the direct beneficial owner of 11,000,000 shares of the Common Stock. Icahn Offshore, as the general partner of Icahn Master, and CCI Offshore, as the general partner of Icahn Offshore, may each be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Master. Icahn Onshore, as the general partner of Icahn Partners, and CCI Onshore, as the general partner of Icahn Onshore, may each be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Partners. API, as the general partner of AREP, and Beckton, as the sole stockholder of API, may each be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by AREP. Carl C. Icahn, as the sole stockholder of each of CCI Offshore, CCI Onshore and Beckton, may be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Master, Icahn Partners and AREP.

The Franklin Parties

        FMA is a Delaware limited liability company registered as an investment advisor with the U.S. Securities and Exchange Commission. Pursuant to advisory contracts with each of its investment company clients, FMA has sole investment and voting discretion over the shares of the Common Stock of Time Warner beneficially owned by its advisory funds. FMA is a subsidiary of Franklin Resources, Inc., a publicly-listed global investment organization operating as Franklin Templeton Investments.

        Michael Embler is Chief Investment Officer and Senior Vice President of FMA. Mandana Hormozi is a research analyst for FMA. Peter Langerman is president and CEO of FMA and chairman of Franklin Mutual Series Funds Inc., whose funds comprise the majority of assets managed by FMA.

        FMA, through its control of the shares owned by its advisory funds, may be deemed to be the beneficial owner of 27,960,670 shares (including shares underlying call options) of Time Warner, which represents approximately 0.61% of outstanding shares of Common Stock as of the date hereof.

The JANA Parties

        JANA Partners is a Delaware limited liability company principally engaged in the business of making investments. JANA Master is a Cayman Islands exempted company principally engaged in the business of making investments. JANA Partners serves as the investment manager to JANA Master and a separate managed account. Barry Rosenstein is the founder and managing partner of JANA Partners.

        JANA Master is the direct beneficial owner of 28,450,012 shares (including shares underlying call options) of Common Stock, which represents approximately 0.62% of outstanding shares of Common Stock as of the date hereof. In addition, a separate account managed by JANA Partners is the direct beneficial owner of 1,553,188 shares (including shares underlying call options) of Common Stock, which represents approximately 0.034% of outstanding shares of Common Stock as of the date hereof. As the investment manager of JANA Master and the managed account, JANA Partners may be deemed to be an indirect beneficial owner of the 30,003,200 shares of Common Stock directly beneficially owned by JANA Master and the managed account. As the managing partner of JANA Partners, Mr. Rosenstein may be deemed to be an indirect beneficial owner of such shares.

The SAC Parties

        SAC Advisors is a Delaware limited liability company principally engaged in the business of serving as investment manager to private investment funds, including SAC Associates. SAC Associates is a private investment fund that is an Anguillan limited liability company. Steven A. Cohen is a principal of SAC Advisors. David L. Older is an employee of CR Intrinsic Investors, LLC, an affiliate of SAC Advisors, and Drew E. Gillanders is an employee of SAC Advisors.

        SAC Associates is the direct beneficial owner of 29,000,000 shares of Common Stock, which represents approximately 0.63% of outstanding shares of Common Stock as of the date hereof. SAC Advisors, as investment manager to SAC Associates, may be deemed to be the indirect beneficial owner of such shares. Mr. Cohen, through his control of SAC Advisors, may also be deemed to be an indirect beneficial owner of such shares.

        In addition, the Icahn Parties, FMA, the JANA Parties, the SAC Parties and certain of their respective affiliates may each be deemed to be a member of a "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), which group beneficially owns 142,388,770 shares (including shares underlying call options) of Common Stock, representing approximately 3.11% of outstanding shares of Common Stock as of the date hereof. However, neither the fact of this filing nor anything contained herein shall be deemed to be an admission by any of such parties that it is the beneficial owner of any shares of Common Stock beneficially owned by any of the other parties, except as otherwise disclosed herein.

EXHIBIT 2

FOR IMMEDIATE RELEASE

ICAHN ISSUES OPEN LETTER TO TIME WARNER'S BOARD OF DIRECTORS

New York, New York, December 19, 2005
Contact: Susan Gordon (212) 702-4309

New York, New York—December 19, 2005—Carl Icahn today announced that he has written an open letter to the board of directors of Time Warner Inc. (NYSE: TWX). The text of the letter appears below.

To the Board of Directors of Time Warner:

        Like all shareholders, I am not opposed to Time Warner entering into an AOL transaction that creates long-term value. However, I am deeply concerned that the Time Warner Board may be on the verge of making a disastrous decision concerning an agreement with Google if this agreement would make it more difficult in any way or effectively preclude a merger or other type of transaction with companies such as IAC/InterActive, eBay, Yahoo!, or Microsoft etc. etc…I believe there are and will be major opportunities to enhance Time Warner's value in future combinations. However these transactions might not be achievable if Time Warner enters into long-term arrangements that preclude future flexibility such as an agreement regarding search functionality. I also question whether Google is the best partner for unlocking the value of the AOL asset. Indeed, a recent Goldman Sachs report concludes, "In contrast to the conventional perspective, we believe that eBay, followed by InterActive Corp, would provide greater incremental benefits to AOL's option value with fewer conflicts of interest than Yahoo! while MSN and Google would provide the least incremental benefits."

        On the eve of a proxy contest, I believe it would be a blatant breach of fiduciary duty to enter into an agreement with Google that would either foreclose the possibility of entering into a transaction that would be more beneficial for Time Warner shareholders or make such a transaction more difficult to achieve. If, as is my belief other suitors interested in transactions predicated on receipt of control of AOL have been foreclosed from entering into negotiations, the Board's actions would be even more questionable. The real risk for Time Warner shareholders is that a Google joint venture may be short sighted in nature and may preclude any consideration of a broader set of alternatives that would better maximize value and ensure a bright future for AOL.

        Once again, I am not opposed to the Board using its business judgment to enter into a transaction with Google or another suitor so long as the transaction does not destroy or impede Time Warner's flexibility to unlock shareholder value in the near and long term. However, I want this letter to serve as notice to Time Warner's directors that if they enter into a transaction that has that effect, shareholders will seek to hold directors responsible.

        SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, AMERICAN REAL ESTATE PARTNERS, L.P., FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC, AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 14A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY ICAHN PARTNERS LP ON DECEMBER 19, 2005. INFORMATION INDICATED HEREIN AS HAVING BEEN OBTAINED FROM THIRD PARTIES IS USED WITHOUT ANY EXPRESS CONSENT OF SUCH THIRD PARTIES AND SHOULD NOT BE VIEWED AS INDICATING THE SUPPORT OF SUCH PERSONS FOR THE VIEWS EXPRESSED HEREIN.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to ss. 240.14a-12
Time Warner Inc.
(Name of Registrant as Specified In Its Charter)

Icahn Partners LP
Icahn Partners Master Fund LP
American Real Estate Partners, L.P.
Carl C. Icahn
Franklin Mutual Advisers, LLC
JANA Partners LLC
JANA Master Fund, Ltd.
S.A.C. Capital Advisors, LLC
S.A.C. Capital Associates, LLC
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

On December 13, 2005, the Carl Icahn issued a press release relating toTime Warner Inc. A copy of the press release is filed herewith as Exhibit 2.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, AMERICAN REAL ESTATE PARTNERS, L.P., FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 HERETO.

EXHIBIT 1

PARTICIPANTS

        The participants in the solicitation of proxies (the "Participants") include the following: Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), American Real Estate Partners, L.P. ("AREP"), Mr. Carl C. Icahn, Mr. Vincent J. Intrieri, Mr. Keith A. Meister, Mr. Nick Graziano, Franklin Mutual Advisers, LLC ("FMA"), Mr. Michael Embler, Ms. Mandana Hormozi, Mr. Peter Langerman, JANA Partners LLC ("JANA Partners"), JANA Master Fund, Ltd. ("JANA Master"), Mr. Barry Rosenstein, S.A.C. Capital Advisors, LLC ("SAC Advisors"), S.A.C. Capital Associates, LLC ("SAC Associates"), Mr. Steven A. Cohen, Mr. David L. Older and Mr. Drew E. Gillanders.

        Icahn Partners, Icahn Master and AREP (collectively, the "Icahn Parties") are entities controlled by Carl C. Icahn. Carl C. Icahn is a principal of each of the Icahn Parties. Keith A. Meister, Nick Graziano and Vincent J. Intrieri are employees and/or officers or directors of one or more of the Icahn Parties. Each of Messrs. Icahn, Meister, Graziano and Intrieri may participate in soliciting proxies from Time Warner stockholders. Messrs. Meister, Graziano and Intrieri do not own beneficially any interest in securities of Time Warner, and will not receive any special compensation in connection with such solicitation.

        Franklin Mutual Advisers, LLC ("FMA") is an investment adviser to a number of investment companies which beneficially own common stock of Time Warner. Mr. Embler, Mr.  Langerman and Ms. Hormozi are employees and/or officers of FMA who may also participate in soliciting proxies from Time Warner stockholders. Messrs. Embler and Langerman and Ms.  Hormozi do not own beneficially any interest in securities of Time Warner, and will not receive any special compensation in connection with such solicitation.

        JANA Partners and JANA Master (collectively, the "JANA Parties") are entities controlled by Mr. Rosenstein and Gary Claar. Mr. Rosenstein may participate in soliciting proxies from Time Warner stockholders.

        SAC Advisors is controlled by Mr. Cohen. Pursuant to an investment agreement, SAC Advisors has investment and voting power with respect to the securities held by SAC Associates (together with SAC Advisors, the "SAC Parties"). Mr. Older is an employee of CR Intrinsic Investors, LLC, an affiliate of SAC Advisors, and Mr. Gillanders is an employee of SAC Advisors. Each of Messrs. Cohen, Older and Gillanders may participate in soliciting proxies from Time Warner stockholders. Messrs. Older and Gillanders do not own beneficially any interest in securities of Time Warner, and will not receive any special compensation in connection with such solicitation.

The Icahn Parties

        Icahn Partners is a Delaware limited partnership principally engaged in the business of investing in securities. Icahn Onshore LP ("Icahn Onshore") is a Delaware limited partnership primarily engaged in the business of acting as the general partner of Icahn Partners. CCI Onshore Corp. ("CCI Onshore") is a Delaware corporation primarily engaged in the business of acting as the general partner of Icahn Onshore. CCI Onshore is wholly owned by Mr. Icahn.

        Icahn Master is a Cayman Islands exempted limited partnership principally engaged in the business of investing in securities. Icahn Offshore LP ("Icahn Offshore") is a Delaware limited partnership primarily engaged in the business of acting as the general partner of Icahn Master. CCI Offshore Corp. ("CCI Offshore") is a Delaware corporation primarily engaged in the business of acting as the general partner of Icahn Offshore. CCI Offshore is wholly owned by Mr. Icahn.

        AREP is a publicly-traded Delaware master limited partnership engaged in a variety of businesses, including rental real estate, real estate development, hotel and resort operations, hotel and casino operations, oil and gas exploration and production, home fashions and investments in equity and debt securities. American Property Investors, Inc. ("API") is a Delaware corporation primarily engaged in the business of acting as the general partner of AREP. Beckton Corp. ("Beckton") is a Delaware corporation primarily engaged in the business of holding the stock of API. Beckton is wholly owned by Mr. Icahn.

        Carl C. Icahn is a principal of the Icahn Parties. Through his ownership of CCI Onshore, CCI Offshore and Beckton, Mr. Icahn indirectly controls the Icahn Parties. Vincent J. Intrieri, Nick Graziano and Keith A. Meister are employees and/or officers or directors of one or more of the Icahn Parties and various other entities controlled by Mr. Icahn.

        Mr. Icahn, through his control of the Icahn Parties, may be deemed to be the indirect beneficial owner of 55,125,560 shares (including shares underlying call options) of common stock ("Common Stock") of Time Warner, which represents approximately 1.20% of outstanding shares of Common Stock as of the date hereof.

        Icahn Master is the direct beneficial owner of 24,844,096 shares (including shares underlying call options) of the Common Stock, Icahn Partners is the direct beneficial owner of 19,580,804 shares (including shares underlying call options) of the Common Stock and AREP is the direct beneficial owner of 8,200,660 shares of the Common Stock. Icahn Offshore, as the general partner of Icahn Master, and CCI Offshore, as the general partner of Icahn Offshore, may each be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Master. Icahn Onshore, as the general partner of Icahn Partners, and CCI Onshore, as the general partner of Icahn Onshore, may each be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Partners. API, as the general partner of AREP, and Beckton, as the sole stockholder of API, may each be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by AREP. Carl C. Icahn, as the sole stockholder of each of CCI Offshore, CCI Onshore and Beckton, may be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Master, Icahn Partners and AREP.

The Franklin Parties

        FMA is a Delaware limited liability company registered as an investment advisor with the U.S. Securities and Exchange Commission. Pursuant to advisory contracts with each of its investment company clients, FMA has sole investment and voting discretion over the shares of the Common Stock of Time Warner beneficially owned by its advisory funds. FMA is a subsidiary of Franklin Resources, Inc., a publicly-listed global investment organization operating as Franklin Templeton Investments.

        Michael Embler is Chief Investment Officer and Senior Vice President of FMA. Mandana Hormozi is a research analyst for FMA. Peter Langerman is president and CEO of FMA and chairman of Franklin Mutual Series Funds Inc., whose funds comprise the majority of assets managed by FMA.

        FMA, through its control of the shares owned by its advisory funds, may be deemed to be the beneficial owner of 27,960,670 shares (including shares underlying call options) of Time Warner, which represents approximately 0.61% of outstanding shares of Common Stock as of the date hereof.

The JANA Parties

        JANA Partners is a Delaware limited liability company principally engaged in the business of making investments. JANA Master is a Cayman Islands exempted company principally engaged in the business of making investments. JANA Partners serves as the investment manager to JANA Master and a separate managed account. Barry Rosenstein is the founder and managing partner of JANA Partners.

        JANA Master is the direct beneficial owner of 28,450,012 shares (including shares underlying call options) of Common Stock, which represents approximately 0.62% of outstanding shares of Common Stock as of the date hereof. In addition, a separate account managed by JANA Partners is the direct beneficial owner of 1,553,188 shares (including shares underlying call options) of Common Stock, which represents approximately 0.034% of outstanding shares of Common Stock as of the date hereof. As the investment manager of JANA Master and the managed account, JANA Partners may be deemed to be an indirect beneficial owner of the 30,003,200 shares of Common Stock directly beneficially owned by

JANA Master and the managed account. As the managing partner of JANA Partners, Mr. Rosenstein may be deemed to be an indirect beneficial owner of such shares.

The SAC Parties

        SAC Advisors is a Delaware limited liability company principally engaged in the business of serving as investment manager to private investment funds, including SAC Associates. SAC Associates is a private investment fund that is an Anguillan limited liability company. Steven A. Cohen is a principal of SAC Advisors. David L. Older is an employee of CR Intrinsic Investors, LLC, an affiliate of SAC Advisors, and Drew E. Gillanders is an employee of SAC Advisors.

        SAC Associates is the direct beneficial owner of 29,000,000 shares of Common Stock, which represents approximately 0.63% of outstanding shares of Common Stock as of the date hereof. SAC Advisors, as investment manager to SAC Associates, may be deemed to be the indirect beneficial owner of such shares. Mr. Cohen, through his control of SAC Advisors, may also be deemed to be an indirect beneficial owner of such shares.

        In addition, the Icahn Parties, FMA, the JANA Parties, the SAC Parties and certain of their respective affiliates may each be deemed to be a member of a "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), which group beneficially owns 142,089,430 shares (including shares underlying call options) of Common Stock, representing approximately 3.11% of outstanding shares of Common Stock as of the date hereof. However, neither the fact of this filing nor anything contained herein shall be deemed to be an admission by any of such parties that it is the beneficial owner of any shares of Common Stock beneficially owned by any of the other parties, except as otherwise disclosed herein.

EXHIBIT 2

FOR IMMEDIATE RELEASE

ICAHN STATES THAT CASE'S REMARKS ARE CONSISTENT WITH AND
CONFIRM THE VIEWS OF THE ICAHN GROUP

ICAHN CALLS FOR FULL DISCLOSURE AS SHAREHOLDERS NEED TO KNOW THE FACTS

December 13, 2005
New York, New York
Contact: Susan Gordon (212) 702-4309

        Carl Icahn released the following statement regarding Time Warner today:

        Steve Case's opinion-editorial in the Washington Post this past Sunday provides an insider's view into the fundamental changes needed at Time Warner. In concept, we agree with Mr. Case's conclusion that after four years of failed attempts to integrate Time Warner's various businesses, it is now time to liberate them so that each can have its own strategy, stock, balance sheet, management team and board.

        We are not surprised that someone with a front row seat to the debacle at Time Warner during the Parsons years and a large personal equity stake reached the same conclusion that we have—a major restructuring of Time Warner is necessary to maximize shareholder value.

        However, we are shocked that Time Warner's shareholders have had to rely on the Washington Post, well after the fact, to learn that a member of the Time Warner Board proposed to the Board that value would be enhanced by splitting the company into four separate entities. Investors need to understand what level of debate actually occurred at the Board, what type of analysis was conducted and who was responsible for this analysis, all of which go to the heart of shareholder accountability.

        In light of this we demand full disclosure of the following information:

  •
  Board minutes and Board presentations regarding separating Time Warner's businesses.

  •
  The names of advisors and consultants and the work they have performed on this issue.

        Sunlight must be shed on the Board's deliberations and a full account of the details of any studies conducted should be made immediately available to investors. Similarly, the lack of integration and vision at Time Warner, highlighted among other factors by the AOL division's sub par performance and missed opportunities since its acquisition, as further articulated by Mr. Case, is of critical concern to shareholders and must be addressed through full disclosure.

        We believe that shareholders need full disclosure and facts regarding the company, not more spin from Time Warner's PR machine about what a "good job" management has done while the Board secretly dismisses proposals to increase shareholder value and a former director and large shareholder of Time Warner states it is "time for change." We also believe that details on the exact number of PR personnel at Time Warner and its subsidiaries and the amount spent on outside PR firms should be disclosed to shareholders, who after all bear the cost of the custom-built PR machine behind which the Board and Mr. Parsons hide. Investors are entitled to know these facts so that a full and open debate regarding the merits of splitting up these businesses, which Mr. Case has now publicly endorsed, can be had.

        SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, AMERICAN REAL ESTATE PARTNERS, L.P., FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC, AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 14A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY ICAHN PARTNERS LP ON DECEMBER 13, 2005.

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12
Time Warner Inc.
(Name of Registrant as Specified In Its Charter)

Icahn Partners LP
Icahn Partners Master Fund LP
American Real Estate Partners, L.P.
Carl C. Icahn
Franklin Mutual Advisers, LLC
JANA Partners LLC
JANA Master Fund, Ltd.
S.A.C. Capital Advisors, LLC
S.A.C. Capital Associates, LLC
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

        On December 7, 2005, the Carl Icahn issued a press release relating to Time Warner Inc. A copy of the press release is filed herewith as Exhibit 2.

        SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, AMERICAN REAL ESTATE PARTNERS, L.P., FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 HERETO.

EXHIBIT 1

PARTICIPANTS

        The participants in the solicitation of proxies (the "Participants") include the following: Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), American Real Estate Partners, L.P. ("AREP"), Mr. Carl C. Icahn, Mr. Vincent J. Intrieri, Mr. Keith A. Meister, Mr. Nick Graziano, Franklin Mutual Advisers, LLC ("FMA"), Mr. Michael Embler, Ms. Mandana Hormozi, Mr. Peter Langerman, JANA Partners LLC ("JANA Partners"), JANA Master Fund, Ltd. ("JANA Master"), Mr. Barry Rosenstein, S.A.C. Capital Advisors, LLC ("SAC Advisors"), S.A.C. Capital Associates, LLC ("SAC Associates"), Mr. Steven A. Cohen, Mr. David L. Older and Mr. Drew E. Gillanders.

        Icahn Partners, Icahn Master and AREP (collectively, the "Icahn Parties") are entities controlled by Carl C. Icahn. Carl C. Icahn is a principal of each of the Icahn Parties. Keith A. Meister, Nick Graziano and Vincent J. Intrieri are employees and/or officers or directors of one or more of the Icahn Parties. Each of Messrs. Icahn, Meister, Graziano and Intrieri may participate in soliciting proxies from Time Warner stockholders. Messrs. Meister, Graziano and Intrieri do not own beneficially any interest in securities of Time Warner, and will not receive any special compensation in connection with such solicitation.

        Franklin Mutual Advisers, LLC ("FMA") is an investment adviser to a number of investment companies which beneficially own common stock of Time Warner. Mr. Embler, Mr.  Langerman and Ms. Hormozi are employees and/or officers of FMA who may also participate in soliciting proxies from Time Warner stockholders. Messrs. Embler and Langerman and Ms.  Hormozi do not own beneficially any interest in securities of Time Warner, and will not receive any special compensation in connection with such solicitation.

        JANA Partners and JANA Master (collectively, the "JANA Parties") are entities controlled by Mr. Rosenstein and Gary Claar. Mr. Rosenstein may participate in soliciting proxies from Time Warner stockholders.

        SAC Advisors is controlled by Mr. Cohen. Pursuant to an investment agreement, SAC Advisors has investment and voting power with respect to the securities held by SAC Associates (together with SAC Advisors, the "SAC Parties"). Mr. Older is an employee of CR Intrinsic Investors, LLC, an affiliate of SAC Advisors, and Mr. Gillanders is an employee of SAC Advisors. Each of Messrs. Cohen, Older and Gillanders may participate in soliciting proxies from Time Warner stockholders. Messrs. Older and Gillanders do not own beneficially any interest in securities of Time Warner, and will not receive any special compensation in connection with such solicitation.

The Icahn Parties

        Icahn Partners is a Delaware limited partnership principally engaged in the business of investing in securities. Icahn Onshore LP ("Icahn Onshore") is a Delaware limited partnership primarily engaged in the business of acting as the general partner of Icahn Partners. CCI Onshore Corp. ("CCI Onshore") is a Delaware corporation primarily engaged in the business of acting as the general partner of Icahn Onshore. CCI Onshore is wholly owned by Mr. Icahn.

        Icahn Master is a Cayman Islands exempted limited partnership principally engaged in the business of investing in securities. Icahn Offshore LP ("Icahn Offshore") is a Delaware limited partnership primarily engaged in the business of acting as the general partner of Icahn Master. CCI Offshore Corp. ("CCI Offshore") is a Delaware corporation primarily engaged in the business of acting as the general partner of Icahn Offshore. CCI Offshore is wholly owned by Mr. Icahn.

        AREP is a publicly-traded Delaware master limited partnership engaged in a variety of businesses, including rental real estate, real estate development, hotel and resort operations, hotel and casino operations, oil and gas exploration and production, home fashions and investments in equity and debt securities. American Property Investors, Inc. ("API") is a Delaware corporation primarily engaged in the business of acting as the general partner of AREP. Beckton Corp. ("Becton") is a Delaware corporation primarily engaged in the business of holding the stock of API. Beckton is wholly owned by Mr. Icahn.

        Carl C. Icahn is a principal of the Icahn Parties. Through his ownership of CCI Onshore, CCI Offshore and Beckton, Mr. Icahn indirectly controls the Icahn Parties. Vincent J. Intrieri, Nick Graziano and Keith A. Meister are employees and/or officers or directors of one or more of the Icahn Parties and various other entities controlled by Mr. Icahn.

        Mr. Icahn, through his control of the Icahn Parties, may be deemed to be the indirect beneficial owner of 50,774,900 shares (including shares underlying call options) of common stock ("Common Stock") of Time Warner, which represents approximately 1.11% of outstanding shares of Common Stock as of the date hereof.

        Icahn Master is the direct beneficial owner of 24,844,096 shares (including shares underlying call options) of the Common Stock, Icahn Partners is the direct beneficial owner of 19,580,804 shares (including shares underlying call options) of the Common Stock and AREP is the direct beneficial owner of 6,350,000 shares of the Common Stock. Icahn Offshore, as the general partner of Icahn Master, and CCI Offshore, as the general partner of Icahn Offshore, may each be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Master. Icahn Onshore, as the general partner of Icahn Partners, and CCI Onshore, as the general partner of Icahn Onshore, may each be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Partners. API, as the general partner of AREP, and Beckton, as the sole stockholder of API, may each be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by AREP. Carl C. Icahn, as the sole stockholder of each of CCI Offshore, CCI Onshore and Beckton, may be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Master, Icahn Partners and AREP.

The Franklin Parties

        FMA is a Delaware limited liability company registered as an investment advisor with the U.S. Securities and Exchange Commission. Pursuant to advisory contracts with each of its investment company clients, FMA has sole investment and voting discretion over the shares of the Common Stock of Time Warner beneficially owned by its advisory funds. FMA is a subsidiary of Franklin Resources, Inc., a publicly-listed global investment organization operating as Franklin Templeton Investments.

        Michael Embler is Chief Investment Officer and Senior Vice President of FMA. Mandana Hormozi is a research analyst for FMA. Peter Langerman is president and CEO of FMA and chairman of Franklin Mutual Series Funds Inc., whose funds comprise the majority of assets managed by FMA.

        FMA, through its control of the shares owned by its advisory funds, may be deemed to be the beneficial owner of 27,960,670 shares (including shares underlying call options) of Time Warner, which represents approximately 0.61% of outstanding shares of Common Stock as of the date hereof.

The JANA Parties

        JANA Partners is a Delaware limited liability company principally engaged in the business of making investments. JANA Master is a Cayman Islands exempted company principally engaged in the business of making investments. JANA Partners serves as the investment manager to JANA Master and a separate managed account. Barry Rosenstein is the founder and managing partner of JANA Partners.

        JANA Master is the direct beneficial owner of 28,450,012 shares (including shares underlying call options) of Common Stock, which represents approximately 0.62% of outstanding shares of Common Stock as of the date hereof. In addition, a separate account managed by JANA Partners is the direct beneficial owner of 1,553,188 shares (including shares underlying call options) of Common Stock, which represents approximately 0.034% of outstanding shares of Common Stock as of the date hereof. As the investment manager of JANA Master and the managed account, JANA Partners may be deemed to be an indirect beneficial owner of the 30,003,200 shares of Common Stock directly beneficially owned by JANA Master and the managed account. As the managing partner of JANA Partners, Mr.  Rosenstein may be deemed to be an indirect beneficial owner of such shares.

The SAC Parties

        SAC Advisors is a Delaware limited liability company principally engaged in the business of serving as investment manager to private investment funds, including SAC Associates. SAC Associates is a private investment fund that is an Anguillan limited liability company. Steven A. Cohen is a principal of SAC Advisors. David L. Older is an employee of CR Intrinsic Investors, LLC, an affiliate of SAC Advisors, and Drew E. Gillanders is an employee of SAC Advisors.

        SAC Associates is the direct beneficial owner of 29,000,000 shares of Common Stock, which represents approximately 0.63% of outstanding shares of Common Stock as of the date hereof. SAC Advisors, as investment manager to SAC Associates, may be deemed to be the indirect beneficial owner of such shares. Mr. Cohen, through his control of SAC Advisors, may also be deemed to be an indirect beneficial owner of such shares.

        In addition, the Icahn Parties, FMA, the JANA Parties, the SAC Parties and certain of their respective affiliates may each be deemed to be a member of a "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), which group beneficially owns 137,738,770 shares (including shares underlying call options) of Common Stock, representing approximately 3.01% of outstanding shares of Common Stock as of the date hereof. However, neither the fact of this filing nor anything contained herein shall be deemed to be an admission by any of such parties that it is the beneficial owner of any shares of Common Stock beneficially owned by any of the other parties, except as otherwise disclosed herein.

EXHIBIT 2

FOR IMMEDIATE RELEASE

ICAHN COMMENTS ON RECENT MEDIA REPORTS REGARDING AOL

December 7, 2005
New York, New York
Contact: Susan Gordon (212) 702-4309

        New York, New York—December 7, 2005—In response to recent media reports of potential transactions involving AOL, Carl Icahn stated that he is supportive of any transaction that realizes value at AOL. He is concerned however, that if the Board were to approve a transaction that in any way would make it more difficult to realize value at AOL or Time Warner through a spin-off or sale at a later date, this would be yet another egregious error in judgment. Mr. Icahn warned that should Mr. Parsons, especially on the eve of a proxy fight, seek to use a "scorched earth" policy with regard to AOL as a method to entrench management by making a proxy fight less meaningful, Mr. Icahn believes that such action would be a breach of the fiduciary duty of loyalty and he would seek to hold Mr. Parsons and the Board personally liable for the inevitable damage to shareholder value.

        SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, AMERICAN REAL ESTATE PARTNERS, L.P., FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC, AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 14A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY ICAHN PARTNERS LP ON DECEMBER 7, 2005.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to ss. 240.14a-12
Time Warner Inc.
(Name of Registrant as Specified In Its Charter)

Icahn Partners LP
Icahn Partners Master Fund LP
American Real Estate Partners, L.P.
Carl C. Icahn
Franklin Mutual Advisers, LLC
JANA Partners LLC
JANA Master Fund, Ltd.
S.A.C. Capital Advisors, LLC
S.A.C. Capital Associates, LLC
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

        On November 29, 2005, the Icahn Group and Lazard Ltd. ("Lazard") issued a press release relating to Time Warner Inc. ("Time Warner"). A copy of the press release is filed herewith as Exhibit 2. The Icahn Group has retained Lazard to further analyze various strategic alternatives to maximize the value of all Time Warner shareholders' interests. The Lazard team that will be working on the engagement currently includes Said Armucuoglu, Michael Biondi, Paul Haigney, Kenneth Jacobs, John Schwarz, Douglas Taylor, Bruce Wasserstein, Ajay Yadav and Louis Zachary. The material terms of Lazard's engagement include the following: (1) the Icahn Group will pay to Lazard a cash engagement fee in the aggregate amount of $5 million; (2) the Icahn Group will also pay to Lazard an additional incentive fee relating to 5% of the Icahn Group's shares of Time Warner stock in connection with certain sales of such shares over the next 18 months equal to the positive difference between $18 per share and the net sale proceeds received by Icahn Group members in connection with such sales; and (3) the Icahn Group has entered into a customary indemnification agreement with Lazard, pursuant to which the Icahn Group has agreed to indemnify Lazard for certain losses incurred by Lazard in connection with the engagement.

        SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, AMERICAN REAL ESTATE PARTNERS, L.P., FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 HERETO.

EXHIBIT 1

PARTICIPANTS

        The participants in the solicitation of proxies (the "Participants") include the following: Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), American Real Estate Partners, L.P. ("AREP"), Mr. Carl C. Icahn, Mr. Vincent J. Intrieri, Mr. Keith A. Meister, Mr. Nick Graziano, Franklin Mutual Advisers, LLC ("FMA"), Mr. Michael Embler, Ms. Mandana Hormozi, Mr. Peter Langerman, JANA Partners LLC ("JANA Partners"), JANA Master Fund, Ltd. ("JANA Master"), Mr. Barry Rosenstein, S.A.C. Capital Advisors, LLC ("SAC Advisors"), S.A.C. Capital Associates, LLC ("SAC Associates"), Mr. Steven A. Cohen, Mr. David L. Older and Mr. Drew E. Gillanders.

        Icahn Partners, Icahn Master and AREP (collectively, the "Icahn Parties") are entities controlled by Carl C. Icahn. Carl C. Icahn is a principal of each of the Icahn Parties. Keith A. Meister, Nick Graziano and Vincent J. Intrieri are employees and/or officers or directors of one or more of the Icahn Parties. Each of Messrs. Icahn, Meister, Graziano and Intrieri may participate in soliciting proxies from Time Warner stockholders. Messrs. Meister, Graziano and Intrieri do not own beneficially any interest in securities of Time Warner, and will not receive any special compensation in connection with such solicitation.

        Franklin Mutual Advisers, LLC ("FMA") is an investment adviser to a number of investment companies which beneficially own common stock of Time Warner. Mr. Embler, Mr.  Langerman and Ms. Hormozi are employees and/or officers of FMA who may also participate in soliciting proxies from Time Warner stockholders. Messrs. Embler and Langerman and Ms.  Hormozi do not own beneficially any interest in securities of Time Warner, and will not receive any special compensation in connection with such solicitation.

        JANA Partners and JANA Master (collectively, the "JANA Parties") are entities controlled by Mr. Rosenstein and Gary Claar. Mr. Rosenstein may participate in soliciting proxies from Time Warner stockholders.

        SAC Advisors is controlled by Mr. Cohen. Pursuant to an investment agreement, SAC Advisors has investment and voting power with respect to the securities held by SAC Associates (together with SAC Advisors, the "SAC Parties"). Mr. Older is an employee of CR Intrinsic Investors, LLC, an affiliate of SAC Advisors, and Mr. Gillanders is an employee of SAC Advisors. Each of Messrs. Cohen, Older and Gillanders may participate in soliciting proxies from Time Warner stockholders. Messrs. Older and Gillanders do not own beneficially any interest in securities of Time Warner, and will not receive any special compensation in connection with such solicitation.

The Icahn Parties

        Icahn Partners is a Delaware limited partnership principally engaged in the business of investing in securities. Icahn Onshore LP ("Icahn Onshore") is a Delaware limited partnership primarily engaged in the business of acting as the general partner of Icahn Partners. CCI Onshore Corp. ("CCI Onshore") is a Delaware corporation primarily engaged in the business of acting as the general partner of Icahn Onshore. CCI Onshore is wholly owned by Mr. Icahn.

        Icahn Master is a Cayman Islands exempted limited partnership principally engaged in the business of investing in securities. Icahn Offshore LP ("Icahn Offshore") is a Delaware limited partnership primarily engaged in the business of acting as the general partner of Icahn Master. CCI Offshore Corp. ("CCI Offshore") is a Delaware corporation primarily engaged in the business of acting as the general partner of Icahn Offshore. CCI Offshore is wholly owned by Mr. Icahn.

        AREP is a publicly-traded Delaware master limited partnership engaged in a variety of businesses, including rental real estate, real estate development, hotel and resort operations, hotel and casino operations, oil and gas exploration and production, home fashions and investments in equity and debt securities. American Property Investors, Inc. ("API") is a Delaware corporation primarily engaged in the business of acting as the general partner of AREP. Beckton Corp. ("Becton") is a Delaware corporation primarily engaged in the business of holding the stock of API. Beckton is wholly owned by Mr. Icahn.

        Carl C. Icahn is a principal of the Icahn Parties. Through his ownership of CCI Onshore, CCI Offshore and Beckton, Mr. Icahn indirectly controls the Icahn Parties. Vincent J. Intrieri, Nick Graziano and Keith A. Meister are employees and/or officers or directors of one or more of the Icahn Parties and various other entities controlled by Mr. Icahn.

        Mr. Icahn, through his control of the Icahn Parties, may be deemed to be the indirect beneficial owner of 48,424,900 shares (including shares underlying call options) of common stock ("Common Stock") of Time Warner, which represents approximately 1.06% of outstanding shares of Common Stock as of the date hereof.

        Icahn Master is the direct beneficial owner of 24,844,096 shares (including shares underlying call options) of the Common Stock, Icahn Partners is the direct beneficial owner of 19,580,804 shares (including shares underlying call options) of the Common Stock and AREP is the direct beneficial owner of 4,000,000 shares of the Common Stock. Icahn Offshore, as the general partner of Icahn Master, and CCI Offshore, as the general partner of Icahn Offshore, may each be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Master. Icahn Onshore, as the general partner of Icahn Partners, and CCI Onshore, as the general partner of Icahn Onshore, may each be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Partners. API, as the general partner of AREP, and Beckton, as the sole stockholder of API, may each be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by AREP. Carl C. Icahn, as the sole stockholder of each of CCI Offshore, CCI Onshore and Beckton, may be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Master, Icahn Partners and AREP.

The Franklin Parties

        FMA is a Delaware limited liability company registered as an investment advisor with the U.S. Securities and Exchange Commission. Pursuant to advisory contracts with each of its investment company clients, FMA has sole investment and voting discretion over the shares of the Common Stock of Time Warner beneficially owned by its advisory funds. FMA is a subsidiary of Franklin Resources, Inc., a publicly-listed global investment organization operating as Franklin Templeton Investments.

        Michael Embler is Chief Investment Officer and Senior Vice President of FMA. Mandana Hormozi is a research analyst for FMA. Peter Langerman is president and CEO of FMA and chairman of Franklin Mutual Series Funds Inc., whose funds comprise the majority of assets managed by FMA.

        FMA, through its control of the shares owned by its advisory funds, may be deemed to be the beneficial owner of 27,960,670 shares (including shares underlying call options) of Time Warner, which represents approximately 0.61% of outstanding shares of Common Stock as of the date hereof.

The JANA Parties

        JANA Partners is a Delaware limited liability company principally engaged in the business of making investments. JANA Master is a Cayman Islands exempted company principally engaged in the business of making investments. JANA Partners serves as the investment manager to JANA Master and a separate managed account. Barry Rosenstein is the founder and managing partner of JANA Partners.

        JANA Master is the direct beneficial owner of 28,450,012 shares (including shares underlying call options) of Common Stock, which represents approximately 0.62% of outstanding shares of Common Stock as of the date hereof. In addition, a separate account managed by JANA Partners is the direct beneficial owner of 1,553,188 shares (including shares underlying call options) of Common Stock, which represents approximately 0.034% of outstanding shares of Common Stock as of the date hereof. As the investment manager of JANA Master and the managed account, JANA Partners may be deemed to be an indirect beneficial owner of the 30,003,200 shares of Common Stock directly beneficially owned by

JANA Master and the managed account. As the managing partner of JANA Partners, Mr. Rosenstein may be deemed to be an indirect beneficial owner of such shares.

The SAC Parties

        SAC Advisors is a Delaware limited liability company principally engaged in the business of serving as investment manager to private investment funds, including SAC Associates. SAC Associates is a private investment fund that is an Anguillan limited liability company. Steven A. Cohen is a principal of SAC Advisors. David L. Older is an employee of CR Intrinsic Investors, LLC, an affiliate of SAC Advisors, and Drew E. Gillanders is an employee of SAC Advisors.

        SAC Associates is the direct beneficial owner of 29,000,000 shares of Common Stock, which represents approximately 0.63% of outstanding shares of Common Stock as of the date hereof. SAC Advisors, as investment manager to SAC Associates, may be deemed to be the indirect beneficial owner of such shares. Mr. Cohen, through his control of SAC Advisors, may also be deemed to be an indirect beneficial owner of such shares.

        In addition, the Icahn Parties, FMA, the JANA Parties, the SAC Parties and certain of their respective affiliates may each be deemed to be a member of a "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), which group beneficially owns 135,388,770 shares (including shares underlying call options) of Common Stock, representing approximately 2.96% of outstanding shares of Common Stock as of the date hereof. However, neither the fact of this filing nor anything contained herein shall be deemed to be an admission by any of such parties that it is the beneficial owner of any shares of Common Stock beneficially owned by any of the other parties, except as otherwise disclosed herein.

EXHIBIT 2

FOR IMMEDIATE RELEASE

        LAZARD AND ICAHN GROUP ANNOUNCE THAT LAZARD WILL WORK WITH ICAHN GROUP IN VALUE MAXIMIZATION OF ALL SHAREHOLDERS' INTERESTS IN TIME WARNER

        LAZARD TO ASSIST ICAHN GROUP IN SELECTION OF A NEW SLATE OF DIRECTORS FOR ELECTION AT THE 2006 ANNUAL MEETING TO REPLACE A MAJORITY OF THE TIME WARNER BOARD OF DIRECTORS

New York, New York, November 29, 2005

        Lazard Ltd. (NYSE: LAZ) and the Icahn Group announced today that the Icahn Group has retained Lazard to further analyze various strategic alternatives to maximize the value of all Time Warner Inc. (NYSE: TWX) shareholders' interests. The Icahn Group is comprised of Icahn Partners, Icahn Partners Master Fund, certain other affiliates of Carl C. Icahn, Franklin Mutual Advisers, JANA Partners and S.A.C. Capital Advisors, who together beneficially own in excess of 135 million shares of Time Warner common stock.

        Lazard will immediately commence an in-depth strategic analysis of Time Warner's businesses and operations to further identify constructive corporate alternatives. The study will focus on strategic initiatives to unlock the value of Time Warner which may include a streamlining of its corporate structure, reconfiguration of its assets, potential sale of selected businesses, adoption of a more appropriate capital structure and commencement of a significant share repurchase.

        "Time Warner has a unique set of valuable assets and our assignment is to help determine how best to realize the full value of these assets. We look forward to working with the Icahn Group to help maximize value for all Time Warner shareholders," said Bruce Wasserstein, Lazard Chairman and Chief Executive. He noted that Lazard is available to meet with Time Warner management, members of its Board of Directors and shareholders to review value-maximizing alternatives.

        The Icahn Group will consider Lazard's advice and counsel in selecting a slate of directors for Time Warner's Board who would consider all avenues of maximizing shareholder value. This slate will be submitted for election at Time Warner's next annual shareholder meeting to replace a majority of the Board.

        Carl Icahn stated that "We continue to believe that Time Warner's stock is greatly undervalued and that the company is in need of a major restructuring. Our group is extremely pleased to be working with a firm of Lazard's stature and experience in these matters. Bruce Wasserstein and his team will help us in the election of a slate of directors to replace a majority of the existing Time Warner directors with a view to maximizing shareholder value." Mr. Icahn also stated that "We have brought in Lazard to complete an in-depth study of Time Warner and how shareholder value can be enhanced. It is our contention that it is only through a very meaningful and deep restructuring and share buy-back program that all shareholders will be able to realize the true value of Time Warner."

About Lazard

        Lazard, one of the world's preeminent financial advisory and asset management firms, operates from 29 cities across 16 countries in North America, Europe, Asia, Australia and South America. With origins dating back to 1848, the firm provides services including mergers and acquisitions advice, asset management, and restructuring advice to corporations, partnerships, institutions, governments, and individuals. For more information on Lazard, please visit www.lazard.com.

Contact:
Richard Silverman, Lazard
212-632-6285
richard.silverman@lazard.com

Susan Gordon, Icahn Associates
212-702-4309
sgordon@sfire.com

        SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, AMERICAN REAL ESTATE PARTNERS, L.P., FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC, AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 14A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY ICAHN PARTNERS LP ON NOVEMBER 29, 2005.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12
Time Warner Inc.
(Name of Registrant as Specified In Its Charter)
Icahn Partners LP, Icahn Partners Master Fund LP Carl C. Icahn Franklin Mutual Advisers, LLC JANA Partners LLC JANA Master Fund, Ltd. S.A.C. Capital Advisors, LLC S.A.C. Capital Associates, LLC
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

        On October 11, 2005, Carl C. Icahn issued a press release relating to Time Warner Inc. A copy of the press release is filed herewith as Exhibit 2.

        SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 HERETO.

EXHIBIT 1

PARTICIPANTS

        The participants in the solicitation of proxies (the "Participants") include the following: Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), Mr. Carl C. Icahn, Mr. Vincent J. Intrieri, Mr. Keith A. Meister, Mr. Nick Graziano, Franklin Mutual Advisers, LLC ("FMA"), Mr. Michael Embler, Ms. Mandana Hormozi, Mr. Peter Langerman, JANA Partners LLC ("JANA Partners"), JANA Master Fund, Ltd. ("JANA Master"), Mr. Barry Rosenstein, S.A.C. Capital Advisors, LLC ("SAC Advisors"), S.A.C. Capital Associates, LLC ("SAC Associates"), Mr. Steven A. Cohen, Mr. David L. Older and Mr. Drew E. Gillanders.

        Icahn Partners and Icahn Master (collectively, the "Icahn Parties") are entities controlled by Carl C. Icahn. Carl C. Icahn is a principal of the Icahn Parties. Keith A. Meister, Nick Graziano and Vincent J. Intrieri are employees of the Icahn Parties. Each of Messrs. Icahn, Meister, Graziano and Intrieri may participate in soliciting proxies from Time Warner stockholders. Messrs. Meister, Graziano and Intrieri do not own beneficially any interest in securities of Time Warner, and will not receive any special compensation in connection with such solicitation.

        Franklin Mutual Advisers, LLC ("FMA") is an investment adviser to a number of investment companies which beneficially own common stock of Time Warner. Mr. Embler, Mr. Langerman and Ms. Hormozi are employees and/or officers of FMA who may also participate in soliciting proxies from Time Warner stockholders. Messrs. Embler and Langerman and Ms. Hormozi do not own beneficially any interest in securities of Time Warner, and will not receive any special compensation in connection with such solicitation.

        JANA Partners and JANA Master (collectively, the "JANA Parties") are entities controlled by Mr. Rosenstein and Gary Claar. Mr. Rosenstein may participate in soliciting proxies from Time Warner stockholders.

        SAC Advisors is controlled by Mr. Cohen. Pursuant to an investment agreement, SAC Advisors has investment and voting power with respect to the securities held by SAC Associates (together with SAC Advisors, the "SAC Parties"). Mr. Older is an employee of CR Intrinsic Investors, LLC, an affiliate of SAC Advisors, and Mr. Gillanders is an employee of SAC Advisors. Each of Messrs. Cohen, Older and Gillanders may participate in soliciting proxies from Time Warner stockholders. Messrs. Older and Gillanders do not own beneficially any interest in securities of Time Warner, and will not receive any special compensation in connection with such solicitation.

  The Icahn Parties

        Icahn Partners is a Delaware limited partnership principally engaged in the business of investing in securities. Icahn Onshore LP ("Icahn Onshore") is a Delaware limited partnership primarily engaged in the business of acting as the general partner of Icahn Partners. CCI Onshore Corp. ("CCI Onshore") is a Delaware corporation primarily engaged in the business of acting as the general partner of Icahn Onshore. CCI Onshore is wholly owned by Mr. Icahn.

        Icahn Master is a Cayman Islands exempted limited partnership principally engaged in the business of investing in securities. Icahn Offshore LP ("Icahn Offshore") is a Delaware limited partnership primarily engaged in the business of acting as the general partner of Icahn Master. CCI Offshore Corp. ("CCI Offshore") is a Delaware corporation primarily engaged in the business of acting as the general partner of Icahn Offshore. CCI Offshore is wholly owned by Mr. Icahn.

        Carl C. Icahn is a principal of the Icahn Parties. Through his ownership of CCI Onshore and CCI Offshore, Mr. Icahn indirectly controls the Icahn Parties. Vincent J. Intrieri, Nick Graziano and Keith A. Meister are employees and/or officers or directors of the Icahn Parties and various other entities controlled by Mr. Icahn.

        Mr. Icahn, through his control of the Icahn Parties, may be deemed to be the indirect beneficial owner of 43,674,900 shares (including shares underlying call options) of common stock ("Common

Stock") of Time Warner, which represents approximately 0.95% of outstanding shares of Common Stock as of the date hereof.

        Icahn Master is the direct beneficial owner of 24,424,096 shares (including shares underlying call options) of the Common Stock and Icahn Partners is the direct beneficial owner of 19,250,804 shares (including shares underlying call options) of the Common Stock. Icahn Offshore, as the general partner of Icahn Master, and CCI Offshore, as the general partner of Icahn Offshore, may each be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Master. Icahn Onshore, as the general partner of Icahn Partners, and CCI Onshore, as the general partner of Icahn Onshore, may each be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Partners. Carl C. Icahn, as the sole stockholder of each of CCI Offshore and CCI Onshore, may be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Master and Icahn Partners.

  The Franklin Parties

        FMA is a Delaware limited liability company registered as an investment advisor with the U.S. Securities and Exchange Commission. Pursuant to advisory contracts with each of its investment company clients, FMA has sole investment and voting discretion over the shares of the Common Stock of Time Warner beneficially owned by its advisory funds. FMA is a subsidiary of Franklin Resources, Inc., a publicly-listed global investment organization operating as Franklin Templeton Investments.

        Michael Embler is Chief Investment Officer and Senior Vice President of FMA. Mandana Hormozi is a research analyst for FMA. Peter Langerman is president and CEO of FMA and chairman of Franklin Mutual Series Funds Inc., whose funds comprise the majority of assets managed by FMA.

        FMA, through its control of the shares owned by its advisory funds, may be deemed to be the beneficial owner of 27,958,100 shares (including shares underlying call options) of Time Warner, which represents approximately 0.61% of outstanding shares of Common Stock as of the date hereof.

  The JANA Parties

        JANA Partners is a Delaware limited liability company principally engaged in the business of making investments. JANA Master is a Cayman Islands exempted company principally engaged in the business of making investments. JANA Partners serves as the investment manager to JANA Master and a separate managed account. Barry Rosenstein is the founder and managing partner of JANA Partners.

        JANA Master is the direct beneficial owner of 28,450,012 shares (including shares underlying call options) of Common Stock, which represents approximately 0.62% of outstanding shares of Common Stock as of the date hereof. In addition, a separate account managed by JANA Partners is the direct beneficial owner of 1,553,188 shares (including shares underlying call options) of Common Stock, which represents approximately 0.034% of outstanding shares of Common Stock as of the date hereof. As the investment manager of JANA Master and the managed account, JANA Partners may be deemed to be an indirect beneficial owner of the 30,003,200 shares of Common Stock directly beneficially owned by JANA Master and the managed account. As the managing partner of JANA Partners, Mr. Rosenstein may be deemed to be an indirect beneficial owner of such shares.

  The SAC Parties

        SAC Advisors is a Delaware limited liability company principally engaged in the business of serving as investment manager to private investment funds, including SAC Associates. SAC Associates is a private investment fund that is an Anguillan limited liability company. Steven A. Cohen is a principal of SAC Advisors. David L. Older is an employee of CR Intrinsic Investors, LLC, an affiliate of SAC Advisors, and Drew E. Gillanders is an employee of SAC Advisors.

        SAC Associates is the direct beneficial owner of 29,000,000 shares of Common Stock, which represents approximately 0.63% of outstanding shares of Common Stock as of the date hereof. SAC

Advisors, as investment manager to SAC Associates, may be deemed to be the indirect beneficial owner of such shares. Mr. Cohen, through his control of SAC Advisors, may also be deemed to be an indirect beneficial owner of such shares.

        In addition, the Icahn Parties, FMA, the JANA Parties, the SAC Parties and certain of their respective affiliates may each be deemed to be a member of a "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), which group beneficially owns 130,636,200 shares (including shares underlying call options) of Common Stock, representing approximately 2.8% of outstanding shares of Common Stock as of the date hereof. However, neither the fact of this filing nor anything contained herein shall be deemed to be an admission by any of such parties that it is the beneficial owner of any shares of Common Stock beneficially owned by any of the other parties, except as otherwise disclosed herein.

EXHIBIT 2

FOR IMMEDIATE RELEASE

ICAHN GROUP ISSUES OPEN LETTER TO TIME WARNER SHAREHOLDERS

New York, New York, October 11, 2005
Contact: Susan Gordon (212) 702-4309

        New York, New York—October 11, 2005—Carl Icahn today announced that Icahn Partners LP, Icahn Partners Master Fund LP, Franklin Mutual Advisers, LLC, JANA Partners LLC, JANA Master Fund, Ltd., S.A.C. Capital Advisors, LLC and S.A.C. Capital Associates, LLC have written an open letter to shareholders of Time Warner Inc. (NYSE: TWX). The text of the letter appears below.

        SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 14A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY ICAHN PARTNERS LP ON OCTOBER 11, 2005.

Dear Time Warner Shareholder:

        In life and in business, there are two cardinal sins. The first is to act precipitously without thought, and the second is to not act at all. Unfortunately, the Board of Directors and top management of Time Warner already committed the first sin by merging with AOL, and we believe they are currently in the process of committing the second; now is not a time to move slowly and suffer the paralysis of inaction, yet we fear based on their recent statements that the current leadership of Time Warner does not recognize the need to take bold action for shareholders. The Time Warner PR machine would like you to believe that Mr. Parsons and the Time Warner Board have been performing well and taking the necessary steps to deliver value for shareholders, and it appears that many in the press have accepted this storyline. But after taking a closer look at the years following the merger with AOL, it is clear that there have been a series of significant missteps by the Board and Time Warner's senior management which have resulted in the further destruction of value. Unless this legacy of poor decision-making is fully recognized and the Board is held accountable, the dismal record of mistakes and inaction will continue to the detriment of shareholders. Let us examine the record.

The AOL Disaster

        Understandably, the Board and top management at Time Warner wish to put their role in the disastrous merger of AOL and Time Warner behind them. The AOL disaster resulted in an incredible over $87 billion of goodwill write-downs over a two year period (greater than the current equity market capitalization of today's Time Warner) and the loss of over 75% of the Company's market value in two years. However, when we match the fingerprints on the deal with those of the current directors, it becomes clear that the direction of the Company is still largely in the hands of those who played key roles in the merger. Of the eleven pre-merger Time Warner directors who approved the deal, seven still sit on the Board. Five other current directors came from the pre-merger AOL and also voted for the merger, bringing the total number of supporters of the merger to twelve out of fifteen on the current Board. Richard Parsons, the President of Time Warner at the time and a key negotiator of the merger, was afterwards promoted to CEO and later Chairman as well.

        The lingering presence of these individuals forces us to ask, why are a majority of the same directors who signed off on the disastrous AOL merger still steering the corporate ship? We also note that we are not the first to raise questions about the qualifications of the current members of the Board. In 2003, Institutional Shareholder Services recommended that shareholders withhold support for two current directors (Miles Gilburne and James Barksdale) saying they were too closely tied to the Company. Also in 2003, CalPERS (the nation's largest pension fund) withheld its votes for two of the current directors citing questions about their independence. Describing the corporate culture at Time Warner in 2003 following the resignation of Ted Turner (who founded CNN) and Warren Lieberfarb (who has been credited with helping to invent the DVD market) from the Company's management, Sanford C. Bernstein's Tom Wolzien said, "These twin departures signify a fundamental shift to the bland by a company that now has no place for genius or contrary points of view."

        We believe that in the time following the merger the Board compounded their already colossal mistake by failing to hold management accountable to more quickly address the subscriber deterioration at AOL. Company management clearly had an early belief in broadband evidenced by the billions spent on Time Warner Cable, yet failed to effectively address the migration of AOL dial-up subscribers to broadband access providers (punctuating the question of why they merged with an approximately $150 billion narrowband business). While AOL was losing dial-up subscribers (approximately 9 million since 2001), Time Warner Cable promoted its own broadband service, Road Runner, yet never effectively promoted AOL on or integrated AOL with this platform. Additionally, during this time the Company allowed AOL to be marginalized on the internet while portals such as Yahoo! and search pioneers like Google captured larger online market share and currently have equity market values of greater than $45 and $85 billion, respectively. We believe that had the Board forced management to move more quickly, they could have not only demonstrated a commitment to the driving principle behind the merger (synergies between AOL and the Time Warner businesses), but perhaps could have preserved at least some of the shareholder value destroyed by the merger. Recently top management has begun highlighting AOL as a valuable asset and growth opportunity—where have they been since 2000? To the extent that opportunities are now available to enhance value at AOL, which we believe there are, we implore management and the Board to move more decisively than they have in the past.

Fire Sale Prices Have Stripped Value from the Shareholders and Created Windfalls for Others

        Time Warner management and the Board have sold valuable assets at prices that were at a substantial discount to their underlying value, thereby giving a windfall to buyers to the detriment of their own shareholders.

  •
  Sale of Warner Music—We believe that the sale of the Warner Music Group ("Warner Music") last year to a consortium of private equity buyers for $2.6 billion demonstrated both a lack of business judgment by the Board and Mr. Parsons and an inability to operate businesses efficiently. First, we believe the Company received a trough valuation and could not have chosen a worse time to sell this business given the state of the music industry at the time. In the ultimate embarrassment to Time Warner, Warner Music's current post-IPO enterprise value of over $4.7 billion, is an 81% increase over the sale price (before even taking into account that the buyer group had already recouped the equity portion of their investment through pre-IPO dividends). Second, the fact that Warner Music had greater value to a group of financial investors than to the world's largest media company is difficult to conceive, yet the private equity group was able to find $250 million in cost savings in just one year of ownership, more than the trailing twelve month EBITDA of the business when Time Warner owned the company. Rather than unloading this valuable asset, we believe that the Board should have challenged management regarding potential cost savings and forced management to turn this asset around. We believe Time Warner clearly would have created far more value and lessened the debt burden on the Company had it focused more on the operations of Warner Music than on unloading it for what proved to be a cut-rate price.

  •
  Sale of Comedy Central—The Board supported management's decision to sell the Company's 50% interest in Comedy Central to Viacom in 2003 for $1.225 billion. Less than two years later,

    Morgan Stanley estimates the value of Comedy Central at greater than $4.5 billion(1), implying a valuation of $2.25 billion for Time Warner's stake, 83% more than it was sold for. Similar to the Warner Music sale, we believe the Company's management sold Comedy Central in an effort to appear proactive but achieved only a loss of value for shareholders.

(1)
Morgan Stanley research report dated August 5th, 2005

        These asset sales were consummated to achieve the goal of debt reduction. This goal, which in hindsight proved unnecessary (since Time Warner is currently underleveraged and has sufficient cash flow to support a much higher debt load), caused Time Warner management to sell valuable assets at distressed prices and thereby destroy shareholder value. We believe that if the Board had provided the appropriate level of oversight, Time Warner management might have focused more on delivering value through the operations of the businesses or on receiving full value for the assets.

Failure to Acquire MGM

        The Company cited "fiscal discipline" when it publicly withdrew from the bidding for MGM last year. However, we believe that Time Warner management's habitual excess deliberation and inability to act decisively on behalf of shareholders were actually behind the Company's failure to win this important strategic acquisition. According to the MGM proxy statement and news reports, Time Warner had the opportunity to complete the deal in early August without competition from the Sony group and was the favored bidder of Kirk Kerkorian, MGM's controlling shareholder at the time. Yet Time Warner let three weeks slip away which ultimately paved the way for a group led by Sony Corporation to win the deal. Then ten days later it made a last ditch effort to increase its bid only 90 minutes prior to the MGM Board vote, an attempt which was ultimately unsuccessful because Time Warner could not negotiate a deal in time. As a result of the mismanagement of this process, MGM's extensive content library is today controlled by a major studio competitor (Sony) and a major cable competitor (Comcast). As a writer for the New York Times put it afterwards, "Time Warner's last-minute effort raises some awkward questions about the earlier comments of Mr. Parsons about withdrawing from the deal. If buying MGM was too expensive, as he had said, how would he justify making an even higher offer later?"

Bloated Cost Structure

        We believe Time Warner has allowed costs to become bloated due to a lack of oversight by the Board and senior management. Nowhere is this more evident than by looking at the Company's landmark headquarters in New York, which cost the Company $800 million to construct and offers such lavish features as a grand employee cafeteria with two story windows overlooking Central Park. We question how such an extravagant building, which houses only a small fraction of Time Warner's employees, enhances shareholder value (and cannot help but wonder where the shareholders get to eat lunch). Given this extravagance and the failure to cut costs at businesses like Warner Music described above, we intend to hire, in the next few weeks, an industry consultant to analyze and compare Time Warner's costs to its peers on a number of different levels to determine what other excess fat may lie in the Company's cost structure, including, but not limited to, perquisites afforded to the Board and top management.

Conclusion

        We have previously made certain proposals in an eleven page position paper which we believe, if followed, will meaningfully enhance shareholder value. First and foremost, we believe that the greatest investment the Board can make at this time is to initiate a $20 billion share buyback. The Board should not lose this opportunity to benefit all shareholders by taking decisive action. We also believe that all of Time Warner Cable should be spun out to give shareholders a choice of owning the world's best collection of content assets, a well run and growing cable franchise or some combination of both. Furthermore, although we are generally supportive of the recent acquisition of the assets of Adelphia, we are baffled by the logic of taking Time Warner Cable public through the issuance of 16% of the shares to former Adelphia distressed debt investors, an example we believe of poor execution by management and a lack of adequate oversight by the Board. To follow the current course of a $5 billion buyback and the public distribution of only 16% of Time Warner Cable would be akin to inaction, which is inexcusable at this juncture, and would be yet another example of the Board's inability to perform.

        But whether or not you agree with our proposals, we believe the simple truth is that Time Warner is a company sorely in need of new shareholder representation on the Board. We believe that Time Warner owns the most valuable collection of media properties in the industry and in fact the plan we have proposed is predicated upon the ultimate recognition of this value by the market. However, we think that there is a clear distinction to be made between the value of these assets and the creative skill of the day-to-day operators on the one hand and the demonstrable failure of top management and the Board to translate this value into returns for shareholders on the other.

        Mr. Parsons has admitted that Time Warner's shares are undervalued and has made statements asserting that he intends to do something about it, but we believe that without the necessary conviction at the Board level no meaningful action will be taken. As we have described above, we believe the current Board has demonstrated to date an inability to preserve or create shareholder value. At the very least, bringing a new voice for shareholders to the Board will serve to remind the Board and management of their promises and priorities. It will also make the Board aware that it is accountable to the shareholders and will send a clear message that shareholders' patience is running out.

        The incumbent members of the Board and top management may argue that the presence of new directors would be disruptive or is unnecessary. We believe however, the presence of new independent directors who will aggressively question excessive costs and management and director perquisites and work with management to deliver value for shareholders is exactly the type of disruption that Time Warner needs. With respect to whether a new voice for shareholders on the Board is necessary, we believe a review of the Company's stock price performance and the record described above should effectively end any argument that the Board is doing an adequate job and should be left to its own continued devices. Given the fact that, despite its exceptional assets and a generally favorable operating environment, the Company's stock price has underperformed significantly since 2002, we believe the time for steps to make the Board and management more accountable are long overdue. Mr. Parsons and the Board have made promises to address the stagnating stock price, but without new shareholder representation on the Board, we believe these promises, like so many others, will not be kept.

        Shareholder expectations for the boards and senior managements of publicly held companies have changed dramatically in recent years. Shareholders across the globe have increasingly begun to realize that many of our managements and boards have failed to aggressively pursue value for shareholders and are holding them accountable. Additionally they have become outraged at the perquisites and inflated pay that "rubber stamp" boards award themselves and top management in situations where share prices have languished. We believe this is a healthy and necessary phenomenon and that there should be no sacred cows in the pursuit of shareholder value. In the coming months we will be continuing to speak out about our belief in the need for a new voice for shareholders on the Board of Time Warner. We already know that many of you agree and look forward to communicating with you in the future.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY

SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 14A FILED BY ICAHN PARTNERS LP WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 11, 2005 WITH RESPECT TO TIME WARNER INC. THAT SCHEDULE 14A IS CURRENTLY AVAILABLE AT NO CHARGE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

THIS LETTER IS FOR GENERAL INFORMATIONAL PURPOSES ONLY. IT DOES NOT HAVE REGARD TO THE SPECIFIC INVESTMENT OBJECTIVE, FINANCIAL SITUATION, SUITABILITY, OR THE PARTICULAR NEED OF ANY SPECIFIC PERSON WHO MAY RECEIVE THIS LETTER. THE VIEWS EXPRESSED HEREIN REPRESENT THE OPINIONS OF THE ICAHN GROUP, AND ARE BASED ON PUBLICLY AVAILABLE INFORMATION WITH RESPECT TO TIME WARNER INC. (THE "ISSUER"). CERTAIN FINANCIAL DATA HAS BEEN DERIVED FROM FILINGS MADE WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") BY THE ISSUER AND CERTAIN COMPARABLE COMPANIES. INFORMATION INDICATED HEREIN AS HAVING BEEN OBTAINED FROM THIRD PARTIES IS USED WITHOUT ANY EXPRESS CONSENT OF SUCH THIRD PARTIES AND SHOULD NOT BE VIEWED AS INDICATING THE SUPPORT OF SUCH PERSONS FOR THE VIEWS EXPRESSED HEREIN. NO WARRANTY IS MADE THAT SUCH SEC FILING DATA OR THIRD PARTY DATA IS ACCURATE. THE ICAHN GROUP SHALL NOT BE HELD LIABLE FOR ANY MISINFORMATION CONTAINED IN ANY SEC FILING OR THIRD PARTY REPORT. THIS LETTER DOES NOT RECOMMEND THE PURCHASE OR SALE OF ANY SECURITY. UNDER NO CIRCUMSTANCES IS THIS REPORT TO BE USED OR CONSIDERED AS AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITY. MEMBERS OF THE ICAHN GROUP CURRENTLY HOLD OPTIONS AND SHARES OF COMMON STOCK REPRESENTING AN AGGREGATE BENEFICIAL OWNERSHIP OF, IN THE AGGREGATE, APPROXIMATELY 2.8% OF THE OUTSTANDING COMMON STOCK OF THE ISSUER. ONE OR MORE MEMBERS OF THE ICAHN GROUP MAY FROM TIME TO TIME SELL ALL OR A PORTION OF THEIR SHARES IN THE OPEN MARKET TRANSACTIONS OR OTHERWISE (INCLUDING VIA SHORT SALES), BUY ADDITIONAL SHARES (IN OPEN MARKET OR PRIVATELY NEGOTIATED TRANSACTIONS, BY TENDER OFFER, OR OTHERWISE), OR TRADE IN OPTIONS, PUTS, CALLS OR OTHER DERIVATIVE INSTRUMENTS RELATING TO SUCH SHARES. THE MEMBERS OF THE ICAHN GROUP ALSO RESERVE THE RIGHT TO TAKE SUCH ACTIONS WITH RESPECT TO THEIR INVESTMENTS IN THE ISSUER AS THEY MAY DEEM APPROPRIATE, INCLUDING, BUT NOT LIMITED TO, COMMUNICATING WITH THE ISSUER AND OTHER INVESTORS, CONDUCTING A PROXY SOLICITATION, OR OTHER ACTIONS. MEMBERS OF THE ICAHN GROUP RESERVE THE RIGHT TO CHANGE THEIR OPINIONS REGARDING THE ISSUER AT ANY POINT IN TIME AS THEY DEEM NECESSARY. THE ICAHN GROUP DISCLAIMS ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED HEREIN.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12
Time Warner Inc.
(Name of Registrant as Specified In Its Charter)
Icahn Partners LP Icahn Partners Master Fund LP Franklin Mutual Advisers, LLC JANA Partners LLC JANA Master Fund, Ltd. S.A.C. Capital Advisors, LLC S.A.C. Capital Associates, LLC
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

        On September 12, 2005, Carl C. Icahn issued a press release relating to Time Warner Inc. A copy of the press release is filed herewith as Exhibit 2. A copy of the position paper described in the press release is filed herewith as Exhibit 3.

        SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN AND IF THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION. WHEN AND IF COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE POTENTIAL PARTICIPANTS IN A POTENTIAL PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 HERETO.

EXHIBIT 1

POTENTIAL PARTICIPANTS

        The potential participants in the potential solicitation of proxies (the "Participants") may include the following: Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), Mr. Carl C. Icahn, Mr. Vincent J. Intrieri, Mr. Keith A. Meister, Mr. Nick Graziano, Franklin Mutual Advisers, LLC ("FMA"), Mr. Michael Embler, Ms. Mandana Hormozi, Mr. Peter Langerman, JANA Partners LLC ("JANA Partners"), JANA Master Fund, Ltd. ("JANA Master"), Mr. Barry Rosenstein, S.A.C. Capital Advisors, LLC ("SAC Advisors"), S.A.C. Capital Associates, LLC ("SAC Associates"), Mr. Steven A. Cohen, Mr. David L. Older and Mr. Drew E. Gillanders.

        Icahn Partners and Icahn Master (collectively, the "Icahn Parties") are entities controlled by Carl C. Icahn. Keith A. Meister, Nick Graziano and Vincent J. Intrieri are employees of the Icahn Parties who may also participate in soliciting proxies from Time Warner stockholders. Messrs. Meister, Graziano and Intrieri do not own beneficially any interest in securities of Time Warner, and will not receive any special compensation in connection with such solicitation.

        Franklin Mutual Advisers, LLC ("FMA") is an investment adviser to a number of investment companies which beneficially own common stock of Time Warner. Mr. Embler, Mr. Langerman and Ms. Hormozi are employees and/or officers of FMA who may also participate in soliciting proxies from Time Warner stockholders. Messrs. Embler and Langerman and Ms. Hormozi do not own beneficially any interest in securities of Time Warner, and will not receive any special compensation in connection with such solicitation.

        JANA Partners and JANA Master (collectively, the "JANA Parties") are entities controlled by Mr. Rosenstein and Gary Claar. Mr. Rosenstein may participate in soliciting proxies from Time Warner stockholders.

        SAC Advisors is controlled by Mr. Cohen. Pursuant to an investment agreement, SAC Advisors has investment and voting power with respect to the securities held by SAC Associates (together with SAC Advisors, the "SAC Parties"). Mr. Older is an employee of CR Intrinsic Investors, LLC, an affiliate of SAC Advisors, and Mr. Gillanders is an employee of SAC Advisors. Each of Messrs. Cohen, Older and Gillanders may participate in soliciting proxies from Time Warner stockholders. Messrs. Older and Gillanders do not own beneficially any interest in securities of Time Warner, and will not receive any special compensation in connection with such solicitation.

  The Icahn Parties

        Icahn Partners is a Delaware limited partnership principally engaged in the business of investing in securities. Icahn Onshore LP ("Icahn Onshore") is a Delaware limited partnership primarily engaged in the business of acting as the general partner of Icahn Partners. CCI Onshore Corp. ("CCI Onshore") is a Delaware corporation primarily engaged in the business of acting as the general partner of Icahn Onshore. CCI Onshore is wholly owned by Mr. Icahn.

        Icahn Master is a Cayman Islands exempted limited partnership principally engaged in the business of investing in securities. Icahn Offshore LP ("Icahn Offshore") is a Delaware limited partnership primarily engaged in the business of acting as the general partner of Icahn Master. CCI Offshore Corp. ("CCI Offshore") is a Delaware corporation primarily engaged in the business of acting as the general partner of Icahn Offshore. CCI Offshore is wholly owned by Mr. Icahn.

        Carl C. Icahn, through his ownership of CCI Onshore and CCI Offshore, indirectly controls the Icahn Parties. Vincent J. Intrieri, Nick Graziano and Keith A. Meister are employees and/or officers or directors of the Icahn Parties and various other entities controlled by Mr. Icahn.

        Mr. Icahn, through his control of the Icahn Parties, may be deemed to be the indirect beneficial owner of 33,424,900 shares (including shares underlying call options) of common stock ("Common Stock") of Time Warner, which represents approximately 0.73% of outstanding shares of Common Stock as of the date hereof.

        Icahn Master is the direct beneficial owner of 16,748,096 shares (including shares underlying call options) of the Common Stock and Icahn Partners is the direct beneficial owner of 16,676,804 shares (including shares underlying call options) of the Common Stock. Icahn Offshore, as the general partner of Icahn Master, and CCI Offshore, as the general partner of Icahn Offshore, may each be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Master. Icahn Onshore, as the general partner of Icahn Partners, and CCI Onshore, as the general partner of Icahn Onshore, may each be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Partners. Carl C. Icahn, as the sole stockholder of each of CCI Offshore and CCI Onshore, may be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Master and Icahn Partners.

  The Franklin Parties

        FMA is a Delaware limited liability company registered as an investment advisor with the U.S. Securities and Exchange Commission. Pursuant to advisory contracts with each of its investment company clients, FMA has sole investment and voting discretion over the shares of the Common Stock of Time Warner beneficially owned by its advisory funds. FMA is a subsidiary of Franklin Resources, Inc., a publicly-listed global investment organization operating as Franklin Templeton Investments.

        Michael Embler is Chief Investment Officer and Senior Vice President of FMA. Mandana Hormozi is a research analyst for FMA. Peter Langerman is president and CEO of FMA and chairman of Franklin Mutual Series Funds Inc., whose funds comprise the majority of assets managed by FMA.

        FMA, through its control of the shares owned by its advisory funds, may be deemed to be the beneficial owner of 27,958,100 shares (including shares underlying call options) of Time Warner, which represents approximately 0.61% of outstanding shares of Common Stock as of the date hereof.

  The JANA Parties

        JANA Partners is a Delaware limited liability company principally engaged in the business of making investments. JANA Master is a Cayman Islands exempted company principally engaged in the business of making investments. JANA Partners serves as the investment manager to JANA Master and a separate managed account. Barry Rosenstein is the founder and managing partner of JANA Partners.

        JANA Master is the direct beneficial owner of 28,450,012 shares (including shares underlying call options) of Common Stock, which represents approximately 0.62% of outstanding shares of Common Stock as of the date hereof. In addition, a separate account managed by JANA Partners is the direct beneficial owner of 1,553,188 shares (including shares underlying call options) of Common Stock, which represents approximately 0.034% of outstanding shares of Common Stock as of the date hereof. As the investment manager of JANA Master and the managed account, JANA Partners may be deemed to be an indirect beneficial owner of the 30,003,200 shares of Common Stock directly beneficially owned by JANA Master and the managed account. As the managing partner of JANA Partners, Mr. Rosenstein may be deemed to be an indirect beneficial owner of such shares.

  The SAC Parties

        SAC Advisors is a Delaware limited liability company principally engaged in the business of serving as investment manager to private investment funds, including SAC Associates. SAC Associates is a private investment fund that is an Anguillan limited liability company. Steven A. Cohen is a principal of SAC Advisors. David L. Older is an employee of CR Intrinsic Investors, LLC, an affiliate of SAC Advisors, and Drew E. Gillanders is an employee of SAC Advisors.

        SAC Associates is the direct beneficial owner of 29,000,000 shares (including shares underlying call options) of Common Stock, which represents approximately 0.63% of outstanding shares of Common Stock as of the date hereof. SAC Advisors, as investment manager to SAC Associates, may be deemed to be the indirect beneficial owner of such shares. Mr. Cohen, through his control of SAC Advisors, may also be deemed to be an indirect beneficial owner of such shares.

        In addition, the Icahn Parties, FMA, the JANA Parties, the SAC Parties and certain of their respective affiliates may each be deemed to be a member of a "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), which group beneficially owns 120,386,200 shares (including shares underlying call options) of Common Stock, representing approximately 2.6% of outstanding shares of Common Stock as of the date hereof. However, neither the fact of this filing nor anything contained herein shall be deemed to be an admission by any of such parties that it is the beneficial owner of any shares of Common Stock beneficially owned by any of the other parties, except as otherwise disclosed herein.

EXHIBIT 2

Icahn Comments on Proxy Solicitation re Time Warner

        NEW YORK, Sep. 12—Carl Icahn today announced that Icahn Partners LP, Icahn Partners Master Fund LP, Franklin Mutual Advisers, LLC, JANA Partners LLC, JANA Master Fund, Ltd., S.A.C. Capital Advisors, LLC and S.A.C. Capital Associates, LLC (collectively with certain of their respective affiliates, the "Icahn Group") intend to propose one or more nominees for election as directors at the next annual meeting of shareholders of Time Warner Inc. ("Time Warner"). The Icahn Group believes that having shareholder-nominated directors on boards of directors is a major positive in general, and will prove to be particularly important at Time Warner because of the difference of opinion between many large shareholders and management concerning the direction of the company and the lack of share price performance under current management (as of today, Time Warner stock is down approximately 4% since Dick Parsons became CEO of the company on May 16th, 2002). The Icahn Group noted that there were no shareholder-nominated directors on the board when Time Warner made the egregious error of undertaking the AOL transaction.

        Carl Icahn also announced that the Icahn Group has filed with the SEC a position paper regarding Time Warner, which details the Icahn Group's views as to the actions which Time Warner's management and board of directors should take to enhance shareholder value. The position paper is available at no charge at the SEC's website at http://www.sec.gov and the Icahn Group would be happy to speak with any interested shareholders (please contact Nick Graziano at 212-702-4396). In the position paper, the Icahn Group recommends that Time Warner management immediately, at a minimum, undertake the following steps: (i) begin the process for a 100% spin-off of Time Warner Cable, Inc. ("TWC") and (ii) initiate a Dutch auction tender process for approximately $20 billion of Time Warner shares. The Icahn Group believes that these actions would immediately narrow the gap between the current share price of Time Warner and the true value of Time Warner's assets, which the Icahn Group believes is significantly higher. Time Warner management has offered several reasons for not completely separating the cable business and buying back Time Warner shares aggressively, choosing instead to offer just 16% of TWC stock and the repurchase of only $5 billion of Time Warner shares over 2 years. The Icahn Group rejects management's arguments against separation and challenges management's capital return plan as a weak attempt to silence growing investor criticism. The Icahn Group believes that Time Warner management and its board of directors should allow shareholders, the true owners of the company, to decide how the value of these world-class assets should be realized. Based on today's Time Warner share valuation, the Icahn Group believes that the best investment the company can make at this time is to repurchase its own stock.

        SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN AND IF THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION. WHEN AND IF COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE POTENTIAL PARTICIPANTS IN A POTENTIAL PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 14A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY THE ICAHN GROUP ON SEPTEMBER 12, 2005.

EXHIBIT 3

Time Warner Position Paper (9/12/2005)

        Icahn Partners LP, Icahn Partners Master Fund LP, Franklin Mutual Advisers, LLC, JANA Partners LLC, JANA Master Fund, Ltd., S.A.C. Capital Advisors, LLC and S.A.C. Capital Associates, LLC (collectively with certain of their respective affiliates, the "Icahn Group") are recommending that Time Warner's ("TWX") management immediately, at a minimum, undertake the following steps: (i) begin the process for a 100% spin-off of Time Warner Cable ("TWC") and (ii) initiate a dutch auction tender process for approximately $20 billion of TWX shares. We think these actions will immediately narrow the gap between the current market price of $17.85 (as of 9/2/05) and the true value of the assets which we estimate could be as high as $26-$28 per share. Management has offered several reasons for not completely separating cable and buying back shares aggressively, choosing instead to offer just 16% of TWC stock and repurchase only $5 billion of TWX shares over 2 years. We reject management's arguments against separation and challenge management's capital return plan as a weak attempt to silence growing investor criticism. TWX management and its board of directors should allow shareholders, the true owners of the company, to decide how the value of these world-class assets should be realized. Based on today's TWX share valuation, we believe that the best investment the company can make at this time is to repurchase its own stock.

Summary

        TWX stock's price has been a consistent underperformer since the AOL transaction was completed in 2001. Despite a generally commendable job by the managers of individual business units, the stock price of this great company has continued to underperform the market. At a price of $17.85 per share (as of 9/2/05), TWX's stock is down 6% since Mr. Parsons became CEO of the company on May 16, 2002, at which point TWX shares were trading at $18.95.

        The Icahn Group and TWX management agree that TWX shares are undervalued and trade at a discount to the inherent value of TWX's unique assets. This belief is shared by most large institutional holders of TWX stock, most leading Wall Street media analysts and indeed, Mr. Parsons has indicated his agreement as well. The Icahn Group has prepared this position paper in an effort to articulate its views as to (i) why TWX common shares trade at a discount to inherent value and (ii) the immediate actions that TWX should take to attempt to eliminate or sharply reduce this discount.

        THIS REPORT IS FOR GENERAL INFORMATIONAL PURPOSES ONLY. IT DOES NOT HAVE REGARD TO THE SPECIFIC INVESTMENT OBJECTIVE, FINANCIAL SITUATION, SUITABILITY, OR THE PARTICULAR NEED OF ANY SPECIFIC PERSON WHO MAY RECEIVE THIS REPORT. THE VIEWS EXPRESSED HEREIN REPRESENT THE OPINIONS OF THE ICAHN GROUP, AND ARE BASED ON PUBLICLY AVAILABLE INFORMATION WITH RESPECT TO TIME WARNER INC. (THE "ISSUER"). CERTAIN FINANCIAL DATA HAS BEEN DERIVED FROM FILINGS MADE WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") BY THE ISSUER AND CERTAIN COMPARABLE COMPANIES. INFORMATION INDICATED HEREIN AS HAVING BEEN OBTAINED FROM THIRD PARTIES IS USED WITHOUT ANY EXPRESS CONSENT OF SUCH THIRD PARTIES AND SHOULD NOT BE VIEWED AS INDICATING THE SUPPORT OF SUCH PERSONS FOR THE VIEWS EXPRESSED HEREIN. NO WARRANTY IS MADE THAT SUCH SEC FILING DATA OR THIRD PARTY DATA IS ACCURATE. THE ICAHN GROUP SHALL NOT BE HELD LIABLE FOR ANY MISINFORMATION CONTAINED IN ANY SEC FILING OR THIRD PARTY REPORT. THERE IS NO GUARANTEE THAT ANY TARGET PRICES FOR SECURITIES OF THE ISSUER MENTIONED HEREIN WILL BE MET OR THAT PREDICTED BUSINESS RESULTS FOR THE ISSUER WILL BE MET. THIS REPORT DOES NOT RECOMMEND THE PURCHASE OR SALE OF ANY SECURITY. UNDER NO CIRCUMSTANCES IS THIS REPORT TO BE USED OR CONSIDERED AS AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITY. MEMBERS OF THE ICAHN GROUP CURRENTLY HOLD OPTIONS AND SHARES OF COMMON STOCK REPRESENTING AN AGGREGATE BENEFICIAL OWNERSHIP OF, IN THE AGGREGATE, APPROXIMATELY 2.6% OF THE

OUTSTANDING COMMON STOCK OF THE ISSUER. ONE OR MORE MEMBERS OF THE ICAHN GROUP MAY FROM TIME TO TIME SELL ALL OR A PORTION OF THEIR SHARES IN THE OPEN MARKET TRANSACTIONS OR OTHERWISE (INCLUDING VIA SHORT SALES), BUY ADDITIONAL SHARES (IN OPEN MARKET OR PRIVATELY NEGOTIATED TRANSACTIONS, BY TENDER OFFER, OR OTHERWISE), OR TRADE IN OPTIONS, PUTS, CALLS OR OTHER DERIVATIVE INSTRUMENTS RELATING TO SUCH SHARES. THE MEMBERS OF THE ICAHN GROUP ALSO RESERVE THE RIGHT TO TAKE SUCH ACTIONS WITH RESPECT TO THEIR INVESTMENTS IN THE ISSUER AS THEY MAY DEEM APPROPRIATE, INCLUDING, BUT NOT LIMITED TO, COMMUNICATING WITH THE ISSUER AND OTHER INVESTORS, CONDUCTING A PROXY SOLICITATION, OR OTHER ACTIONS. MEMBERS OF THE ICAHN GROUP RESERVE THE RIGHT TO CHANGE THEIR OPINIONS REGARDING THE ISSUER AT ANY POINT IN TIME AS THEY DEEM NECESSARY. THE ICAHN GROUP DISCLAIMS ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED HEREIN.

        SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN AND IF THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION. WHEN AND IF COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE POTENTIAL PARTICIPANTS IN A POTENTIAL PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 HERETO.

Time Warner Overview

        Time Warner is the world's largest diversified media company with a market value of approximately $80 billion. According to Morgan Stanley estimates, pro forma for the pending Adelphia transaction, TWX is estimated to achieve $46 billion of sales and $11.5 billion in EBITDA for 2005. Over the last five years, TWX shares are down 70%; meanwhile, TWX sales are up 27% and TWX EBITDA has increased by 28% during this time period (up 34% and 43%, respectively excluding AOL).

        Time Warner's unique and diversified media assets are unmatched. Time Warner Cable manages over 14 million subscribers, with 85% of its subscribers in its top five markets, including large market shares in NYC, LA, Philadelphia, Dallas and Houston. 100% of its network (ex-Adelphia) has been upgraded to offer digital video, high speed internet and telephony. Time Warner's traditional content assets speak for themselves. Filmed Entertainment assets include Warner Bros and New Line, collectively with a library of ~ 7,000 theatrical releases and ~54,000 television titles. Cable network assets include HBO, Cinemax, CNN, TBS, TNT, Cartoon Network and Court TV. Publishing assets include Time, Sports Illustrated, People, Fortune, Entertainment Weekly, and many more as well as Warner Books and Little Brown & Co. AOL provides Time Warner with a strong new media and internet platform. In addition to its 27 million subscribers (incl. Europe), AOL owns leading web sites such as Moviefone and Mapquest and attracts 260 million unique users per year, the third most of any network. This traffic provides tremendous opportunity to benefit from rapid increases in internet advertising and paid search.

        Despite superior assets, Time Warner currently trades at a discount to its pure play comparables. After separating out Time Warner Cable and its related net debt at a valuation of $3,631 per subscriber or 9.0 times 2006 EBITDA (see below for discussion of TWC valuation), the remaining Time Warner assets are currently trading at approximately 15.7 times Free Cash Flow per share (7.6 times 2006

EBITDA) and have Net Debt to EBITDA of approximately 1.2 times. This valuation represents a significant discount to: (i) comparable pure play content assets, (ii) private market valuations for comparable assets and (iii) the inherent earnings power and cash flow growth of these assets.

        We believe the discount between TWX's current share valuation and intrinsic value is a result of the following factors:

  •
  Conglomerate structure obfuscates value and complicates investment thesis—The combination of Time Warner's traditional content assets (Warner Bros, New Line, Turner Networks, HBO, Time Inc.), new media assets (AOL) and distribution assets (Time Warner Cable) present an overly-complicated investment decision. An investor deciding to take a position in Time Warner stock is required to understand and have a constructive view on the prospects for cable, content and the internet. Although each of TWX's assets is unique and provides attractive investment opportunities, the dynamics of cable and content assets are such that in many cases, they would appeal to different types of investors. Cable assets provide access to the home and opportunity for ARPU (average revenue per user) growth but are capital intensive and face competition from new technologies and new market participants. Content assets provide steady, mature cash flows with negligible capital requirements. Increasingly, content assets are being valued as a multiple of free cash flow per share while cable assets are typically valued on a per subscriber basis or a multiple of EBITDA. Furthermore, the combination of content and cable yields little in the form of synergy for Time Warner, calling into question the justification for combining the assets in the first place and incurring greater than $400 million per year in corporate overhead expense. It is clear that the market does not perceive any value from synergy based on the discount assigned to consolidated TWX.

  •
  Inefficient capital structure—Much of the debt in TWX's capital structure is related to the cable assets and the acquisition of Adelphia. Excluding Time Warner Cable, the remaining assets at TWX are leveraged less than 1.2x Net Debt/EBITDA, an inappropriate capital structure for such mature, steady, cash-producing assets. Due to the high cash flow conversion rate achieved by these non-capital intensive businesses and tax benefits at TWX, the company would have no debt in less than 2 years. The result of this low leverage is an inefficient weighted average cost of capital and reduced Free Cash Flow per share growth for TWX.

  •
  Lack of adequate capital return to shareholders—While other large media companies (News Corp., Disney and Viacom) have aggressively returned capital to shareholders through dividends and share repurchase plans, TWX has until recently not paid dividends or bought back stock. We feel the recent $.05 dividend and 2 year, $5 billion stock repurchase plan is not sufficient. Given management's and investors' view that TWX trades at a discount to its asset value, that recent private market asset valuations in media have been much higher than public market valuations, and that TWX's historic returns on invested capital are low, there can be no better investment at this point in the cycle than for TWX to repurchase shares. A strong commitment by management to return capital to shareholders quickly is required to eliminate the valuation disconnect between TWX's share valuation and its asset valuation.

  •
  Overhang from AOL merger and government investigations and lawsuits—The dramatic decline in shareholder value resulting from the AOL merger and the subsequent investigations and lawsuits have undoubtedly cast a shadow over TWX's stock price for some time. We feel these issues are mostly in the past and no longer prevent investors from buying TWX stock, and thus feel the aforementioned issues are much more significant. TWX management's slow pace in addressing the inevitable decline in AOL narrow band subscribers and transitioning to an ad-driven portal model has also caused investors to assign a discounted value to AOL.

        We believe that this valuation disparity can be and should be eliminated through value enhancing actions including the complete separation of Time Warner Cable and an immediate $20 billion stock buyback program. By separating cable, current TWX shareholders can choose to own a pure play cable company, a world class content company with a significant online presence, or some ratio of each. We believe that allowing investors to own the assets they want should maximize the valuation of each asset and the repurchase of shares at a discount to inherent value should create value for TWX and accelerate free cash flow per share growth. While TWX management has directed lip service towards these actions and taken an overly deliberate and slow path, we believe it is now time for action. It is clear to the Icahn Group that management's slow pace of change has negatively affected the value of TWX's shares despite strong performance at most of its business units.

Separation of Time Warner Cable

Overview

        The decision to separate Time Warner Cable does not depend on the question of whether TWC is a good asset or investment. As an aside, this group believes that TWC is a very good asset which is well run and would be an attractive standalone investment. Rather, the decision to pursue a spin-off depends on whether TWC yields more value as a part of TWX or as a freely-traded large cap public company. Based on comparable company valuation statistics, we believe that the enterprise value of a standalone TWC would be in excess of $48 billion. The following table details today's implied market value of TWX's content businesses pro-forma for the separation of TW cable at $3,631 per subscriber (see below for discussion of TWC subscriber value)

  Capital structure

		TW whole		TW cable		Resultant TW ex cable
	Share price	$17.85
x	Shares outstanding	4,607

=	Equity value	82,234		27,454		54,779
+	Debt	33,575		15,996		17,579
+	Minority interest	5,229		5,229		—
-	Cash	8,682		—		8,682
-	Inv/Hidden Assets/Tax	6,000		—		6,000

=	Enterprise value	106,356		48,679		57,676
	Net debt to EBITDA	1.9	x	3.1	x	1.2	x
	EV to EBITDA	8.3	x	9.0	x	7.6	x

Notes: EV to EBITDA represents 2006E EBITDA. All values pro-forma for Adelphia. EV includes equity value of cable JV's. Inv/Hidden Assets/Taxes include: NOL's, CourtTV, Time Warner Telecom, Atlanta Braves, WB Network

        We believe that TWC would trade very well as a separate company due to its attractive mix of markets and likely above market growth and margin expansion over the next few years as the Adelphia assets are integrated. Additionally, the company's subscribers are highly clustered, with over 85% of subscribers in the top 5 markets and the business has performed well, generating over 11% annual ARPU growth over the last 5 years. TWC has made significant capital investments in its network, which are almost 100% upgraded to 750Mhz or greater (ex Adelphia—85% of Adelphia homes are upgraded to >750Mhz). In terms of valuation, we think TWC should trade at an enterprise value of $3,631 per subscriber. We arrive at this valuation through a combination of comparable company analysis and by performing a discounted cash flow analysis of a representative TWC subscriber. This value is at a significant discount to the per subscriber values of the recent going-private transactions of Cablevision (proposed at $4,461) and Cox (completed at $3,903) and is slightly higher than Comcast's per subscriber value of $3,435. In comparison to Comcast, we believe that TWC should trade at a premium for the following reasons: (i) TWC should deliver higher revenue and margin growth as the Adelphia systems are integrated; (ii) TWC's network is 100% digitally upgraded to greater than 750Mhz versus 75% for Comcast; (iii) TWC is capable of offering telephone service to 100% of its subscribers versus only 37% for Comcast, and not surprisingly, has higher penetration rates of phone service and; (iv) TWC has been more aggressive in rolling out other high margin technologies such as DVR's. Using $3,631 per subscriber, we arrive at an enterprise value for TWC standalone of greater than $48 billion (pro-forma for closing of the Adelphia acquisition and including the equity value of the joint-venture subs).

Cable comparables

	Valuation metrics			Operating metrics
	EV / subscriber	EV / EBITDA 06		ARPU ($)	Basic %	Digital %	Data %	Telephony %
Time Warner Cable	$3,631	9.0	x	$83.70	56%	46%	45%	10%
Comcast	$3,505	8.1	x	$81.87	52%	44%	40%	6%
Charter	$3,425	9.7	x	$72.88	48%	47%	37%	1%
Cox	$3,903	8.3	x	$91.92	59%	43%	50%	27%
Cablevision	$4,461	9.3	x	$96.79	68%	65%	54%	22%

TWC equity value owned by TWX

	Subscribers (M)	12.9
x	EV/subscriber	$3,631

=	Enterprise value	$46,840
+	Equity in JV's	$1,840
-	net debt	$15,996

=	Equity value	$32,684
x	% ownership	84%

=	Equity value to TW	$27,454

TWC subscriber DCF valuation assumptions

	Per sub	Assumption	Amount
ARPU (monthly)	$77.55	06-10 CAGR	7.8%
EBITDA (annual)	$340	07 margin %	40.0%
Capex (annual)	$180	07 capex/sub	$180
WACC %			8.5%
Perpetuity FCF %			2.5%
Tax rate %			35.0%

*Note: Per sub values are 2005 estimates, pro forma for Adelphia transaction. ARPU lower than TWC standalone due to Adelphia subs

        The dynamics of the cable industry are likely to change in the near future as the level of competition is expected to ramp up significantly. Cable companies are aggressively entering the phone market with the introduction of VoIP and RBOC's are likely to enter the video market in the 2007-2008 timeframe. While we are optimistic about TWC's ability to compete and continue to grow, these effects are distinct and apart from the dynamics of the content industry. We argue that TWC should be a separate company so that it will have increased flexibility to meet these challenges head-on. Mr. Parsons acknowledged this on a 3/1/05 webcast:

    "..cable companies are not going to be cable companies, they are going to be telecommunications companies and will have to look like and compete with other telecommunications companies, and have a complexity of balance sheet and financial structure that is very different from a content company...our cable company could both grow more effectively and compete more effectively if it had its own financial house that it lived in and from the content side, as long as we had the right relationship to that separate balance sheet through ownership or whatever, the other advantages...of owning distribution could be obtained"

        While we agree with much of what Mr. Parsons said, we do not think that maintaining cable as a controlled and consolidated entity truly allows TWC to have its "own financial house." It is our view that providers of capital, acquisition candidates and most importantly, investors would agree with our view. Deconsolidating TWC will also clarify the low level of leverage on the remaining assets relative to the cash flow once the more capital intensive TWC is separated.

Creating more investor choice and enhancing valuation

        While the creation of a public stub might help place a public market valuation on TWC, a stub equity would continue to obfuscate the value of the total company and would not serve to narrow the valuation discount. In our view, the current plan to effect an IPO of one of the premier cable MSO's by distributing just 16% of the shares into the hands of distressed creditors in the Adelphia bankruptcy proceeding is not the proper public market debut for a high-profile company like Time Warner Cable. Eventually, cable investors may move into TWC, but will penalize the company for TWX's control and small public float.

        In order for TWC to approach its intrinsic value, TWC must cease to be a controlled and consolidated subsidiary. A potential investor in TWX stock must still accept a significant exposure to cable, almost by definition necessitating a discount to its peers. By separating cable entirely, a stronger investor base is created for each entity. Currently, Comcast is the only pure-play cable company (with meaningful equity value) and we believe there is significant demand for an additional cable pure play. Time Warner should give investors the choice of owning, TWC, TWX or some ratio of both. As for the remaining TWX assets, there are no other large capitalization content companies that would offer investors similar growth and cash flow characteristics. The confluence of online and traditional media has highlighted the value of content to the marketplace and TWX is the best positioned large media company to exploit this opportunity.

Lost synergies

        It is not clear that TWC and TWX have benefited from any synergy. Based on conversations with industry participants, it is our understanding that all agreements between TWC and TWX are on an arms-length basis, making it equally and sometimes more difficult to transact business internally versus externally. We also do not believe there is any significant physical or business process integration between TWC and TWX, thus making the separation entirely feasible. One argument for keeping cable and content together is that TWX has a greater ability to launch new cable networks by having captive distribution. We reject this notion because: (i) TWX has not successfully launched any meaningful new cable properties in the last 2 years (one example, CNNfn was shut down because of poor ratings); (ii) ultimately, the "cost" of distributing a fledging network must be borne by either the Networks division or the Cable division, resulting in a zero sum for the combined entity; and (iii) separating cable does not prohibit entry into a two-way strategic partnership between TWC and TWX to promote content. Furthermore, TWX's cable networks are largely mature with assets like HBO, Cinemax, CNN and TNT/TBS which have little need for captive distribution to drive growth. In fact, the high quality of TWX's cable networks provides significant leverage over distributors when licenses are due for renewal. Content-focused companies such as Viacom (Showtime, MTV, Nickelodeon, VH1, Comedy Central), Disney (Disney, ESPN, ABC family) and Scripps (HGTV, Food Network, DIY) have not had difficulty building valuable networks without captive distribution. With the plethora of existing cable networks, we find it unlikely that TWX will be able to drive meaningful incremental growth through the development of new networks rather than building on the strength of its existing portfolio.

Acquisition currency

        The complete separation would also provide a valuable acquisition currency for each entity; TWC will have cable-related currency to make cable acquisitions. It is unlikely that cable investors would be interested in a cable stock controlled by a large content-focused conglomerate. With little growth coming in the form of increased penetration of cable, continued consolidation is a very important growth mechanism for TWC. However, increasing the concentration of cable investments may not be ideal for TWX's stock price and might only serve to increase the valuation discount. Content-focused acquisitions may also be important for TWX's growth, but the company would not want to use its equity as currency because of its low valuation. Until the discount is eliminated in the equity, TWX will be challenged to compete for acquisitions and should use its free cash flow to buy back stock. We view management's decision to repurchase $5 billion of TWX stock as an acknowledgement that share repurchases present a better investment opportunity for TWX than free market acquisitions or any other transaction.

Valuation

        Using market comparable multiples for the remaining assets within TWX and pro-forma for a $20 billion stock repurchase, we believe that the value of TWX shares would be in the $26-$28 range. After backing out Time Warner cable at $3,631 per subscriber, we estimate that TWX's remaining assets (Filmed Entertainment, Publishing, Networks and AOL) are being valued at 15.7x Free Cash Flow per share, 7.6x 2006E EBITDA with only 1.2x Debt/EBITDA. This is a significant discount to its content media peers such as Viacom, Disney, E.W. Scripps and Discovery.

  Media Comparables

	EV to EBITDA				Price to FCF
	2005E		2006E		2005E		2006E
Diversified media
Disney	9.9	x	8.7	x	21.7	x	17.6	x
News Corp.	8.3	x	7.4	x	15.0	x	13.0	x
Viacom	10.9	x	9.9	x	19.2	x	18.1	x
Publishing
John Wiley	14.4	x	13.4	x	20.6	x	19.1	x
McGraw Hill	12.0	x	10.9	x	25.2	x	20.1	x
Other content
Discovery	11.5	x	10.0	x	32.3	x	24.3	x
EW Scripps	13.3	x	11.2	x	28.4	x	24.4	x
Pixar	25.3	x	18.2	x	N/M		46.7	x
Univision	13.4	x	11.9	x	25.2	x	21.3	x
Median	12.0	x	10.9	x	23.5	x	20.1	x

TWX ex-cable	8.4	x	7.6	x	14.3	x	15.7	x

        Time Warner's collection of well run and highly profitable media assets is equal to or better than those of its peers. Brands such as Warner Brothers, HBO, Cinemax, People and Sports Illustrated are all household names and highly valuable franchises. Based on this, we feel there is no reason that TWX should trade at a discount and we would argue that a premium multiple is justified. Unlike some of its peers, TWX does not have exposure to slow growth or declining media businesses that currently detract from value, such as radio, broadcast television networks, owned television stations or music.

        From an investor's standpoint, content assets are attractive due to their low capital intensity and resultant high cash flow generation. This allows the assets to easily support more leveraged capital structures. Pro-forma for the separation of cable, TWX will have less than 1.2x Net Debt/2006E EBITDA, which will be almost entirely paid off in less than 2 years. We are recommending that TWX management leverage the assets at 4.0x net debt/EBITDA and use the >$20 billion of proceeds to buy back TWX's stock. TWX should be able to easily support this level of leverage due to its less cyclical, non-advertising intensive revenue stream. If TWX uses its after-tax free cash flow to pay down debt, we would expect leverage to be less than 2x in 3 years. The additional debt will increase Free Cash Flow per share growth due to the lower base of shares outstanding and the low fixed cost of the debt. More importantly, by repurchasing its own stock at a discount to the inherent value of the assets and at a discount to market multiples, TWX would capture the value of that discount for the benefit of its shareholders. Due to their maturity and high cash flow and earnings generation, we feel it is more appropriate to value the content businesses on Price/Free Cash Flow multiple. We estimate the content businesses would trade around 20x 2006E Free Cash Flow, which equates to approximately 12x EBITDA.

PF Net Income Calculation

	2006E		Notes
TWX PF EBITDA	7,419		<= Ex-cable
less: D&A	(1,586)
less: interest	(1,781)		<= pro-forma 4.0x leverage
EBT	4,053
less: taxes @ 35.0%	(1,419)

PF Net Income	2,634
	2006E		Notes
TWX PF Net Income	2,634		<= Ex-cable, PF for 4.0x leverage and buyback
plus: D&A	1,586
less: Capex	(1,150)

Free Cash Flow	3,070
multiple	20.0	x

Value	$61,399
Cable value	27,454
Inv/Hidden Assets/Taxes	6,000

Total value	94,853
PF shares	3,443

Calculated est. share price	27.55

Note: cash payments for securities litigation not included due to inability to estimate tax effects and insurance recoveries. Cash build from operations prior to Adelphia closing likely to be in excess of these expenses. Inv/Hidden Assets/Taxes include: NOL's, CourtTV, Time Warner Telecom, Atlanta Braves, WB Network

Improved value proposition

        We believe the separation of TWX and TWC will improve the value proposition to investors for each entity and create a stronger investor base for the following reasons:

  •
  TWX will be a more focused, content and networks company with the #1 film studio and the most valuable collection of cable networks. Additionally, it will be the only major media company with a significant online presence with which to leverage its existing content base. We feel this form of global distribution platform could prove much more valuable than a domestic physical cable infrastructure from a strategic point of view. Due to the capital intensity of the cable assets, the free cash flow multiple for the consolidated entity looks to be on par or higher than other media companies, when in reality, the content assets pro-forma for the separation of cable are trading at a significant discount. This discount is not likely to be eliminated as long as TWC is a consolidated subsidiary. Recent analyst reports indicate that TWX has the lowest free cash flow conversion rate of any large media conglomerate. This relative underperformance can be linked almost entirely to TWC due to its greater need for capital investment.

  Cash Flow Conversion

Company	EBITDA Conversion Rate—LTM
News Corp	59.0%
Clear Channel	58.0%
Viacom	46.0%
Disney	36.0%
Time Warner	35.0%
TWX ex-Cable	46.9%

  source: Bernstein Research, Icahn Group estimate

  •
  TWC will be the 2nd largest cable system operator with an enterprise value in excess of $48bn with a separate cable currency. As a separate company without a controlling shareholder, the company will have the flexibility to capitalize itself appropriately for the previously discussed important strategic decisions that will have to be made in the next few years. Additionally, the company should experience above market growth in revenues and margins as the Adelphia assets are integrated and ultimately deliver performance on par with TWC's existing subscribers. Also, with separate currency, TWC will be in position, to the extent appropriate, to further participate in industry consolidation.

Opportunity to make most attractive acquisition: TWX stock

        We believe that Time Warner's most attractive acquisition opportunity right now is its own stock. The IRR generated by purchasing TWX stock at what we believe to be a >40% discount to its inherent value is superior to any other investment opportunity the company has today. The typical cash flow yield for acquisitions in the content/media space is in the sub 3% range, while the implied after-tax Free Cash Flow Yield on TWX stock is well in excess of this. Using low cost debt financing to repurchase TWX's undervalued stock will reduce the share base and leverage Free Cash Flow per Share growth. With the steady growth profile of TWX's remaining asset base, this action should garner a premium multiple.

Summary

        There is no shortage of opinions in the market on what the future direction of TWX should be and the exact form of that strategy is open for debate. Clearly, investors will have differing views on other options to enhance value with regard to assets such as AOL and Publishing. However, there is consensus on the following: (i) that TWX stock is undervalued; (ii) the conglomerate structure prohibits management from deploying capital efficiently; and (iii) the investment story is overcomplicated. This group feels very strongly that immediate action should be taken to enhance shareholder value and return capital to the owners of the company. The plan laid out here is our best assessment of how this goal can be achieved most efficiently and we welcome input from other shareholders on other ways of improving TWX's poor share price performance.

EXHIBIT 1

POTENTIAL PARTICIPANTS

        The potential participants in the potential solicitation of proxies (the "Participants") may include the following: Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), Mr. Carl C. Icahn, Mr. Vincent J. Intrieri, Mr. Keith A. Meister, Mr. Nick Graziano, Franklin Mutual Advisers, LLC ("FMA"), Mr. Michael Embler, Ms. Mandana Hormozi, Mr. Peter Langerman, JANA Partners LLC ("JANA Partners"), JANA Master Fund, Ltd. ("JANA Master"), Mr. Barry Rosenstein, S.A.C. Capital Advisors, LLC ("SAC Advisors"), S.A.C. Capital Associates, LLC ("SAC Associates"), Mr. Steven A. Cohen, Mr. David L. Older and Mr. Drew E. Gillanders.

        Icahn Partners and Icahn Master (collectively, the "Icahn Parties") are entities controlled by Carl C. Icahn. Keith A. Meister, Nick Graziano and Vincent J. Intrieri are employees of the Icahn Parties who may also participate in soliciting proxies from Time Warner stockholders. Messrs. Meister, Graziano and Intrieri do not own beneficially any interest in securities of Time Warner, and will not receive any special compensation in connection with such solicitation.

        Franklin Mutual Advisers, LLC ("FMA") is an investment adviser to a number of investment companies which beneficially own common stock of Time Warner. Mr. Embler, Mr. Langerman and Ms. Hormozi are employees and/or officers of FMA who may also participate in soliciting proxies from Time Warner stockholders. Messrs. Embler and Langerman and Ms. Hormozi do not own beneficially any interest in securities of Time Warner, and will not receive any special compensation in connection with such solicitation.

        JANA Partners and JANA Master (collectively, the "JANA Parties") are entities controlled by Mr. Rosenstein and Gary Claar. Mr. Rosenstein may participate in soliciting proxies from Time Warner stockholders.

        SAC Advisors is controlled by Mr. Cohen. Pursuant to an investment agreement, SAC Advisors has investment and voting power with respect to the securities held by SAC Associates (together with SAC Advisors, the "SAC Parties"). Mr. Older is an employee of CR Intrinsic Investors, LLC, an affiliate of SAC Advisors, and Mr. Gillanders is an employee of SAC Advisors. Each of Messrs. Cohen, Older and Gillanders may participate in soliciting proxies from Time Warner stockholders. Messrs. Older and Gillanders do not own beneficially any interest in securities of Time Warner, and will not receive any special compensation in connection with such solicitation.

  The Icahn Parties

        Icahn Partners is a Delaware limited partnership principally engaged in the business of investing in securities. Icahn Onshore LP ("Icahn Onshore") is a Delaware limited partnership primarily engaged in the business of acting as the general partner of Icahn Partners. CCI Onshore Corp. ("CCI Onshore") is a Delaware corporation primarily engaged in the business of acting as the general partner of Icahn Onshore. CCI Onshore is wholly owned by Mr. Icahn.

        Icahn Master is a Cayman Islands exempted limited partnership principally engaged in the business of investing in securities. Icahn Offshore LP ("Icahn Offshore") is a Delaware limited partnership primarily engaged in the business of acting as the general partner of Icahn Master. CCI Offshore Corp. ("CCI Offshore") is a Delaware corporation primarily engaged in the business of acting as the general partner of Icahn Offshore. CCI Offshore is wholly owned by Mr. Icahn.

        Carl C. Icahn, through his ownership of CCI Onshore and CCI Offshore, indirectly controls the Icahn Parties. Vincent J. Intrieri, Nick Graziano and Keith A. Meister are employees and/or officers or directors of the Icahn Parties and various other entities controlled by Mr. Icahn.

        Mr. Icahn, through his control of the Icahn Parties, may be deemed to be the indirect beneficial owner of 33,424,900 shares (including shares underlying call options) of common stock ("Common

Stock") of Time Warner, which represents approximately 0.73% of outstanding shares of Common Stock as of the date hereof.

        Icahn Master is the direct beneficial owner of 16,748,096 shares (including shares underlying call options) of the Common Stock and Icahn Partners is the direct beneficial owner of 16,676,804 shares (including shares underlying call options) of the Common Stock. Icahn Offshore, as the general partner of Icahn Master, and CCI Offshore, as the general partner of Icahn Offshore, may each be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Master. Icahn Onshore, as the general partner of Icahn Partners, and CCI Onshore, as the general partner of Icahn Onshore, may each be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Partners. Carl C. Icahn, as the sole stockholder of each of CCI Offshore and CCI Onshore, may be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Master and Icahn Partners.

  The Franklin Parties

        FMA is a Delaware limited liability company registered as an investment advisor with the U.S. Securities and Exchange Commission. Pursuant to advisory contracts with each of its investment company clients, FMA has sole investment and voting discretion over the shares of the Common Stock of Time Warner beneficially owned by its advisory funds. FMA is a subsidiary of Franklin Resources, Inc., a publicly-listed global investment organization operating as Franklin Templeton Investments.

        Michael Embler is Chief Investment Officer and Senior Vice President of FMA. Mandana Hormozi is a research analyst for FMA. Peter Langerman is president and CEO of FMA and chairman of Franklin Mutual Series Funds Inc., whose funds comprise the majority of assets managed by FMA.

        FMA, through its control of the shares owned by its advisory funds, may be deemed to be the beneficial owner of 27,958,100 shares (including shares underlying call options) of Time Warner, which represents approximately 0.61% of outstanding shares of Common Stock as of the date hereof.

  The JANA Parties

        JANA Partners is a Delaware limited liability company principally engaged in the business of making investments. JANA Master is a Cayman Islands exempted company principally engaged in the business of making investments. JANA Partners serves as the investment manager to JANA Master and a separate managed account. Barry Rosenstein is the founder and managing partner of JANA Partners.

        JANA Master is the direct beneficial owner of 28,450,012 shares (including shares underlying call options) of Common Stock, which represents approximately 0.62% of outstanding shares of Common Stock as of the date hereof. In addition, a separate account managed by JANA Partners is the direct beneficial owner of 1,553,188 shares (including shares underlying call options) of Common Stock, which represents approximately 0.034% of outstanding shares of Common Stock as of the date hereof. As the investment manager of JANA Master and the managed account, JANA Partners may be deemed to be an indirect beneficial owner of the 30,003,200 shares of Common Stock directly beneficially owned by JANA Master and the managed account. As the managing partner of JANA Partners, Mr. Rosenstein may be deemed to be an indirect beneficial owner of such shares.

  The SAC Parties

        SAC Advisors is a Delaware limited liability company principally engaged in the business of serving as investment manager to private investment funds, including SAC Associates. SAC Associates is a private investment fund that is an Anguillan limited liability company. Steven A. Cohen is a principal of SAC Advisors. David L. Older is an employee of CR Intrinsic Investors, LLC, an affiliate of SAC Advisors, and Drew E. Gillanders is an employee of SAC Advisors.

        SAC Associates is the direct beneficial owner of 29,000,000 shares (including shares underlying call options) of Common Stock, which represents approximately 0.63% of outstanding shares of Common

Stock as of the date hereof. SAC Advisors, as investment manager to SAC Associates, may be deemed to be the indirect beneficial owner of such shares. Mr. Cohen, through his control of SAC Advisors, may also be deemed to be an indirect beneficial owner of such shares.

        In addition, the Icahn Parties, FMA, the JANA Parties, the SAC Parties and certain of their respective affiliates may each be deemed to be a member of a "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), which group beneficially owns 120,386,200 shares (including shares underlying call options) of Common Stock, representing approximately 2.6% of outstanding shares of Common Stock as of the date hereof. However, neither the fact of this filing nor anything contained herein shall be deemed to be an admission by any of such parties that it is the beneficial owner of any shares of Common Stock beneficially owned by any of the other parties, except as otherwise disclosed herein.

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